AMENDMENT AND RESTATEMENT DEED

National Australia Bank Limited

and S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814

DATED 2 November 2023

Amendment and Restatement Deed (S&W Seed Company).docx

Table of Contents

DEFINITIONS ANDINTERPRETATION ...................................................................: 2

2
CONDITIONS PRECEDENT 3
3
AMENDMENT AND RESTATEMENT 3
4
CONFIRMATION 3
5
REPRESENTATIONS AND WARRANTIES 3
6
GENERAL 4

THIS DEED is dated the date shown on the front page and is made between:

NATIONAL AUSTRALIA BANK LIMITED ABN 12 004 044 937 of 395 Bourke Street, Melbourne,

Victoria 3000 (NAB); -

Each person listed _as a borrower in the Schedule (Borrower and together the Borrowers);

_Each person (if any) listed as a cross-guarantor in the Schedule (Cross-Guarantor and together the

Cross-Guarantors); and

Each person (if any) listed as a security provider in the Schedule (Security Provider and together the

Security Providers).

This Deed remains available for acceptance until 30 January 2024 at which time it will lapse.

BACKGROUND:

A
Some or all of the parties are parties to the Original Agreement.

B
The parties agree to amend and restate the Original Agreement on the terms and conditions set out in this document.

C
With effect on and from the Effective Date, the Original Agreement is amended and restated in accordance with this document.

IT IS AGREED as follows:

1
DEFINITIONS AND INTERPRETATION

1.1
Definitions

Words which have a defined meaning in the Original Agreement have the same meaning in this document unless otherwise defined.

Effective Date means the date NAB gives the notice contemplated in clause 2.1 (Conditions precedent).

Obligor means each Borrower, Cross-Guarantor and Security Provider.

Original Agreement means the facility agreement between NAB and some or all of the Obligors dated, or most recently amended or restated on, 29 June 2023.

1.2
Interpretation

Clause 1.4 (Interpretation) of the General Conditions of the Original Agreement applies to this document as if set out in full in this document.

1.3
Inconsistent law

To the extent permitted by law, this document prevails to the extent it is inconsistent with any law.

1.4
Consideration

The parties enter into this document in consideration of, among other things, the mutual promises contained in this document.

1.5
Finance Document

This document is a Finance Document for the purposes of the Original Agreement.

1.6
No undisclosed agency, partnership, scheme or trust

No party enters into this document as agent for an undisclosed principal, as a partner of any partnership, trustee of any trust, responsible entity of any registered scheme or otherwise for the benefit of any other person except as expressly described in this document.

2
CONDITIONS PRECEDENT
2.1
Conditions precedent

The amendments proposed to the Original Agreement referred to in clause 3 (Amendment and restatement are of no force and effect until NAB has notified the Borrowers in writing that each of the following has been received by NAB or otherwise complied with in form and substance satisfactory to NAB:

(a)
the results of NAB's enquiries and searches; and

(b)
an original of this document duly and fully executed by the Obligors.
2.2
Certification of copies

Unless otherwise required by NAB, each document specified in respect of an Obligor in clause

2.1 (Conditions precedent must be an original. If NAB requires a certified copy of a document, the copy must be certified by a director or secretary of that Obligor as true and complete as at a date no earlier than 5 Business Days before the date of this document.

3
AMENDMENT AND RESTATEMENT

With effect on and from the Effective Date, the Original Agreement is amended and restated in the form set out in the annexure to this document.

4
CONFIRMATION
(a)
With effect on and from the Effective Date, each party confirms and agrees that it is a party to, and bound by the terms of, the Original Agreement, as amended and restated by this document, in each capacity in which that party is named in the annexure to this document.

(b)
Each Obligor agrees to any security documents and guarantees granted by it continuing to secure obligations under the Original Agreement, as amended and restated by this document.

5
REPRESENTATIONS AND WARRANTIES

On the date of this document and on the Effective Date, each representation and warranty contained in the Original Agreement is deemed to be repeated by each Obligor for the benefit of NAB with reference to the facts and circumstances subsisting as at the date of this document and the Effective Date respectively.

6
GENERAL
6.1
Communications and Notices

Clause 31 (Communications and Notices) of the General Conditions of the Original Agreement . applies to this document as if set out in full in this document.

6.2
Counterparts

This document may be executed in any number of counterparts and, if so, the counterparts taken together constitute one and the same instrument.

6.3
Governing law and jurisdiction

This document is governed by the laws of Victoria. Any court cases involving this document can be held in the courts of any state or territory of Australia with jurisdiction to consider matters related to this document. Each party irrevocably and unconditionally submits to the non exclusive jurisdiction of the courts exercising jurisdiction there.

SCHEDULE1

BORROWER(S)

S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814

CROSS-GUARANTOR(S) (IF ANY)

S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814 S&W HOLDINGS AUSTRALIA PTY LTD ACN 162 715 326

SECURITY PROVIDER(S) (IF ANY)

S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814 S&W HOLDINGS AUSTRALIA PTY LTD ACN 162 715 326

EXECUTED AS A DEED

ANNEXURE

AMENDED AND RESTATED ORIGINAL AGREEMENT

FINANCE AGREEMENT

National Australia Bank Limited

and S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061114 814

DATED 2 November 2023

Amendment and Restatement Deed (S&W Seed Company).docx

© National Australia Bank Limited (ABN 12 004 044 937), Melbourne, Australia

This Finance Agreement is dated as shown on the front page and is made between

NATIONAL AUSTRALIA BANK LIMITED ABN 12 004 044 937 of 395 Bourke Street, Melbourne, Victoria 3000 (NAB) and each person listed in the Key Information.

FACILITIES IN THIS FINANCE AGREEMENT

•
NAB makes the following facilities available on the terms set out in this document:

Facility 1:	Multi-Option Facility	$3,000,000
Facility 1.1:	NAB Corporate Markets Loan	$800,000
Facility 1..2:	Revolving Lease Limit	$2,200,000

Facility 2:	Multi-Option Facility	$42,000,000
Facility 2.1:	Borrowing Base Trade Refinance Facility	$36,000,000
Facility 2.2:	Farm Management Account Overdraft Facility	$6,000,000
Facility 3:	NAB Corporate Markets Loan	$3,500,000
Facility 4:	NAB Corporate and Purchasing Card	$180,000

•
This document has the following sections:
o
the Facility Details (see page 10);
o
Key Information (see page 23);
o
Specific Facility Terms (see page 30); and
o
General Conditions - Finance Agreement (see page 69).

SIGNATURES

[Intentionally deleted]

FACILITY DETAILS

FACILITY1: MULTI-OPTION FACILITY

FACILITY:	MULTI-OPTION FACILITY
Borrower:	S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061114 81.4
Multi-Option Facility Limit:	$3,000,000. Drawings in excess of the Multi-Option Facility Limit may only be made with NAB's prior consent.
Purpose:	To fund the purchase of plant and equipment.
Facilities subject to the Multi-Option Facility:	The Multi-Option Facility may be utilised in relation to any one or more of the following:
FACILITY 1.1: NAB CORPORATE MARKETS LOAN
FACILITY 1.2: REVOLVING LEASING LIMIT
Please refer to the Details for each Facility specified above.
Expiry Date	31 March 2024
Facility Fee	0%
Other Conditions:	The General Terms and the Multi-Option Facility Specific Conditions apply to this Facility.

FACILITY:	NAB CORPORATE MARKETS LOAN
Borrower:	S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814
Facility Limit:	Facility forms part of the Multi-Option Facility. The initial Facility Limit will be $800,000. Drawings in excess of the Facility Limit may only be made with NAB's prior consent.
Maximum Facility Limit:	$800,000
Loan Account:	085005 363618301
Purpose:

To fund the purchase of 2x processing plants for seed processing facility located at Keith.

Financial accommodation provided under this facility is, or must be, applied for approved business purposes or investment purposes.

12 month Facility:	No
Expiry Date:	31 March 2024
Review Date:	NAB may review pricing in accordance with clause 14 (Review) of the General Terms.
Pricing Period:

3 months.

The Borrower can determine the Pricing Period which may be for a period of 1, 2, 3 or 6 months or any other period that NAB at its discretion may approve.

If the Pricing Period is, or becomes, shorter than 3 months, a Reset Margin will apply.

Corporate Markets Loan Component Limits:	Floating Amount:	$800 000
	Fixed Amount:	To be advised by NAB if requested by the Borrower
	Cap Amount:	To be advised by NAB, if requested by the Borrower
	Range Amount:	To be advised by NAB, if requested by the Borrower

The Corporate Markets Loan Component Limits apply where the Borrower requests to be able to make a Drawing under one or more Corporate Markets Loan Components within the Facility Limit and the term of the Facility. For more information see the NAB Corporate Markets Loan Specific Conditions.

Interest Rate:

The interest rate applicable to the Facility for a Pricing Period is the weighted average of the interest rates applicable to each of the Corporate Markets Loan

Components for that Pricing Period. For more information see the NAB Corporate Markets Loan Specific Conditions.

Floating Rate: IBBSY plus the Funding Margin plus the Drawn Margin I

FACILITY 1.1: NAB CORPORATE MARKETS LOAN

Funding 0%p.a. Margin: Drawn 4%p.a. Margin:
	Fixed Rate:	As advised by NAB in writing ("If applicable to this Facility) See the NAB Corporate Markets Loan Specific Conditions.
	Cap Rate:	As advised by NAB in writing ("If applicable to this Facility) See the NAB Corporate Markets Loan Specific Conditions.
	Floor Rate:	As advised by NAB in writing ("If applicable to this Facility) See the NAB Corporate Markets Loan Specific Conditions.
	Cap/Range Rate Premium:	$0
Facility Fee:	1.5% p.a.
Undrawn Fee: •	0.5% p.a.
Reset Fee:	$0 Payable on the first Banking Day of each Pricing Period (other than the first Pricing Period).
Reset Margin:	0.10% p.a. (indicative) The Reset Margin is applicable if the Pricing Period is, or becomes, shorter than 3 months. The Reset Margin is subject to change by NAB at any time.
Review Fee:	$0
Amortisation:	The Facility is non-amortising.
Nominated Account:	085005 857726783 For the purposes of debiting and crediting amounts in relation to this Facility under this document.
Other Conditions:	The General Terms and NAB Corporate Markets Loan Specific Conditions apply to this Facility.
Default Interest Rate:	Calculated at NAB's Base Indicator Rate plus the Drawn Margin plus a default margin of 1% P.a..

FACILITY 1.2: REVOLVING LEASE LIMIT

FACILITY:	REVOLVING LEASE LIMIT
Borrower:	S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814
Initial Facility Limit:	$2,200,000
Maximum Facility Limit:	$3,000,000
Expiry Date:	31 March 2024
Other Conditions:

Master Asset Finance Agreement

Notwithstanding any other provision of this document, no fee, charge or commission received or to be received by NAB under this document or any other Finance Document is attributable to the establishment or maintenance of this Facility.

FACILITY:	MULTI-OPTION FACILITY
Borrower:	S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061114 814
Multi-Option Facility Limit:	$42,000,000. Drawings in excess of the Multi-Option Facility Limit may only be made with NAB's prior consent.
Purpose:	To cover financial requirements for the day to day operations of the Borrower.
Facilities subject to the Multi-Option Facility:	The Multi-Option Facility may be utilised in relation to any one or more of the following:
Facility 2.1 : BORROWING BASE TRADE REFINANCE FACILITY
Facility 2.2: FARM MANAGEMENT OVERDRAFT ACCOUNT
Please refer to the Details for each Facility specified above.
Expiry Date	31 March 2024
Facility Fee	0%
Other Conditions:	The General Terms and the Multi-Option Facility Specific Conditions apply to this Facility.

FACILITY 2: MULTI-OPTION FACILITY

FACILITY:	BORROWING BASE TRADE REFINANCE FACILITY
Borrower:	S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814
Facility Limit:	Facility forms part of the Multi-Option Facility. The initial Facility Limit will be $36,000,000. Drawings in excess of the Facility Limit may only be made with NAB's prior consent.
Maximum Facility . Limit:	$42,000,000
Purpose:

To provide a revolving facility for trade refinance requirements in Australian dollars on fixed term periods of up to 30 days.

Credit or financial accommodation provided under this Facility is, or must be, applied for business purposes.

Expiry Date:	31 March 2025
Review Date:	NAB may review pricing in accordance with clause 14 (Review') of the General Terms.
Term of Drawing:	The Borrower can determine the term of each Drawing which may be for a period of up to 180 days or any other period that NAB at its discretion may approve.
Interest Rate (foreign currency):	Not Applicable
Interest Rate (Dollar}:	The interest rate for a Drawing denominated in Dollars is fixed at the time of that Drawing and will be: Floating Rate plus a customer margin of 3% p.a..
Floating Rate:	BBSY
Payment of interest:

Interest is calculated daily. It is payable in arrears on the last day of the term of a Drawing and if the last day of the term of a Drawing is not a Banking Day, on the last Banking Day of the term. Interest is also payable on the Termination

Date.

Facility Fee:	1.5%p.a. Calculated on the Facility Limit and payable in advance on a 6 monthly basis from the date of establishment of the Facility.
Other Fees and Charges:	NAB's standard fees and charges from time to time will apply to all transactions under this Facility. Refer to the Fees Guide.
Nominated Account:	To be advised. For the purposes of debiting and crediting amounts in relation to this Facility under this document.

FACILITY 2.1: BORROWING BASE TRADE REFINANCE FACILITY

Other Conditions:

The General Terms, the Global Trade Finance Specific Conditions and the terms and conditions set out in any additional documents relating to Trade Finance required by NAB's normal practice apply to this Facility.

Borrowing Base Annexure to the Global Trade Finance Specific Conditions applies to this Facility.

Default Interest Rate:	Calculated at NAB's Base Indicator Rate plus a customer margin of 3% p.a. plus a default margin of 1% p.a..

FACILITY:

FARM MANAGEMENT ACCOUNT OVERDRAFT FACILITY

Key aspects of this Facility include the following:

•
The Facility is fluctuating in nature and it is expected that the linked transaction account will regularly fluctuate between debit and credit
•
The Facility can be unilaterally terminated at any time on demand by NAB.
•
NAB can unilaterally reduce the Facility Limit at any time.

balances. To help ensure this takes place, NAB may require that all, or an agreed part, of the Borrower's gross business income is credited to its linked transaction account.

These aspects are essential elements of the Facility and allow NAB to, among other things, manage the risk and cost of providing this Facility.

Borrower:	S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814
Initial Facility Limit	$6 000.000
Maximum Facility Limit:	$6,000,000. Drawings in excess of the Facility Limit may only be made with NAB's prior consent.
Loan Account:	085005 857726783
Purpose:	To cover financial requirements for the day to day operations of the Borrower. Credit provided under this Facility is, or must be, applied for business purposes.
Expiry Date: ,	31 March 2024
Review Date:	NAB may review pricing in accordance with clause 14 (Review) of the General Terms.
Interest Rate:	NAB's Farm Prime Indicator Rate plus a customer margin of 0% P.a..
Service Fee:	Not applicable
Facility Fee:	$0 Payable annually each year.
Review Fee:	$0 Payable on each review of this Facility.
Nominated Account:	To be advised, For the purposes of debiting and crediting amounts in relation to this Facility under this document.

FACILITY 2 2· FARM MANAGEMENT ACCOUNT OVERDRAFT FACILITY

Other Conditions:	The General Terms and Overdraft Facility Specific Conditions apply to this Facility.
Default Interest Rate:	Calculated at NAB's Farm Prime Indicator Rate plus a customer margin of 0% p.a. plus a default margin of 1% p.a..

FACILITY:	NAB CORPORATE MARKETS LOAN
Borrower:	S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814
Facility Limit:	$3,500,000
Loan Account:	To be advised.
Purpose:	To assist with the purchase of Pasture Genetics Pty Ltd. Financial accommodation provided under this Facility is, or must be, applied for approved business purposes or investment purposes.
Last Date for Initial Drawdown:	17 April 2024
12 month Facility:	No
Expiry Date:	29 Mav2026
Review Date: •	NAB may review pricing in accordance with clause 14 (Revie of the General Terms.
Pricing Period:

1 month.

The Borrower can determine the Pricing Period which may be for a period of 1, 2, 3 or 6 months or any other period that NAB at its discretion may approve.

If the Pricing Period is, or becomes, shorter than 3 months, a Reset Margin will apply.

Corporate Markets Loan Component Limits:	Floating Amount:	$3 500,000
	Fixed Amount:	To be advised by NAB, if requested by the Borrower
	Cao Amount:	To be advised by NAB if requested by the Borrower
	Range Amount:	To be advised by NAB, if requested by the Borrower

The Corporate Markets Loan Component Limits apply where the Borrower requests to be able to make a Drawing under one or more Corporate Markets Loan Components within the Facility Limit and the term of the Facility. For more information see the NAB Corporate Markets Loan Specific Conditions.

Interest Rate:

The interest rate applicable to the Facility for a Pricing Period is the weighted average of the interest rates applicable to each of the Corporate Markets Loan Components for that Pricing Period. For more information see the NAB

Corporate Markets Loan Specific Conditions.

	Floating Rate:	BBSY PIUS the Funding Margin PIUS the Drawn Margin.
Funding 0%p.a. Marnin:

FACILITY 3: NAB CORPORATE MARKETS LOAN

Drawn 4%p.a. Marnin:
	Fixed Rate:	As advised by NAB in writing (if applicable to this Facility) See the NAB Corporate Markets Loan Specific Conditions.
	Cap Rate:	As advised by NAB in writing (if applicable to this Facility) See the NAB Corporate Markets Loc;1n Specific Conditions.
	Floor Rate:	As advised by NAB in writing (if applicable to this Facility) See the NAB Corporate Markets Loan Specific Conditions.
	Cap/Range Rate Premium:	$0
Facility Fee:	1. p.a.
Undrawn Fee:	0% p.a.
Reset Fee:	$0 Payable on the first Banking Day of each Pricing Period (other than the first Pricing Period).
Reset Margin:	0.10% p.a. (indicative) The Reset Margin is applicable if the Pricing Period is, or becomes, shorter than 3 months. The Reset Margin is subject to change by NAB at any time.
Review Fee:	$0
Amortisation:	The Facility Limit will automatically reduce by $500,000 per year, commencing 31 May 2024.
Nominated Account:	To be advised. For the purposes of debiting and crediting amounts in relation to this Facility under this document.
Other Conditions:	The General Terms and NAB Corporate Markets Loan Specific Conditions apply to this Facility.
Default Interest Rate:	Calculated at NAB's Base Indicator Rate plus the Drawn Margin plus a default margin of 1% p.a.

OTHER FACILITIES

Following are details of some Other Facilities provided by NAB to a Borrower. The terms and conditions of each Other Facility are set out in the Transactions Specific Document, if any, for the Other Facility, each other document referred to in the "Other Conditions" section of the Details and, subject to clause

1.5 (Inconsistency), this document.

FACILITY 4: NAB CORPORATE AND PURCHASING CARD

FACILITY:	NAB CORPORATE AND PURCHASING CARD
Borrower:	S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814
Facility Limit:	$180,000
Expiry Date:
Other Conditions:	NAB Corporate and Purchasing 6ard Facility Terms and Conditions and NAB Corporate and Purchasing Card Facility - Letter of Offer

The parties agree that if any of the following Facilities are specified in the Details, the Expiry Date for that Facility can be extended at the option of NAB:

o
Bank Guarantee Facility;
o
NAB Business Overdraft Facility;
o
Documentary Letters of Credit;
o
Documentary Letters of Credit and/ or Documents Surrendered;
o
Farm Management Account Overdraft;
o
Foreign Currency Overdraft Account;
o
NAB Commercial Card Facilities;
o
Overseas Bills Purchased;
o
Set Off - Gross Debt Limit;
o
Set Off - Net Debt Limit;
o
Standby Letters of Credit;
o
Trade Refinance Facility;
o
Trade Refinance Facility (with Borrowing Base annexure);
o
Revolving Lease Limit/ Master Asset Finance Facility;
o
BPAY Batch Limit;
o
Transaction Negotiation Facility;

OPTION TO EXTEND CERTAIN FACILITIES

o
Direct Debit Facilities;
o
NAB Connect;
o
Merchant Facilities;
o
NAB Invoice Finance;
o
NAB Corporate Receivables Facility; and
o
any other facility from time to time agreed to by NAB and the Borrower as a 12 Month Facility,

(each a 12 Month Facility).

(a)
On or before the Expiry Date for a 12 Month Facility, NAB may by written notice to the Borrower cancel the Facility, in which case the Amount Owing will be repayable on a date being no less than 90 days after the Expiry Date (unless the Borrower is in Default, in which case the Amount Owing may be repayable on a date determined in accordance with this document).

(b)
If NAB has not given a notice in accordance with paragraph (a) the Expiry Date for a 12 Month Facility will be extended for a further 90 days for the purposes of an annual review of the Facility.

(c)
After the period set out in paragraph (b), NAB will either:
(i)
give notice to the Borrower that the Expiry Date will not be extended, in which case the Amount Owing will be repayable on a date being no less than 90 days after the date of such notice; or

(ii)
give notice to the Borrower that the Expiry Date will be extended for a further period not exceeding 90 days; or

(iii)
with or without notice to the Borrower, extend the Expiry Date for a further 9 month period on the same terms and conditions as this document and any other terms and conditions applicable to a 12 Month Facility, and notified by NAB from time to time.

The option to extend a 12 Month Facility subject to the terms of this document will only be available for four consecutive annual periods from the initial Expiry Date, such that the final Expiry Date cannot be a date more than 5 years from the initial Expiry Date.

The Borrower repeats the representations and warranties that are made, or taken to be repeated, in accordance with this document (as varied from time to time) as at each Expiry Date (other than the final Expiry Date for a 12 Month Facility) and further represents and warrants to NAB that no Default subsists.

If the Expiry Date does not fall on a Business Day, it will be the next Business Day. The above provisions prevail to the extent of any inconsistency.

KEY INFORMATION

Item 1 {Obligors and Group)

1.1
Borrower{s)

S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814

1.2
Cross-Guarantor{s)

S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814 S&W HOLDINGS AUSTRALIA PTY LTD ACN 162 715 326

1.3
Security Provider{s)

S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814 S&W HOLDINGS AUSTRALIA PTY LTD ACN 162 715 326

1.4
Groups

Not applicable

Item 2 {Security Documents)

Name of Security Provider{s)	Security Documents to be Provided	Facilities secured
S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061114 814	First registered mortgage over property situated at 4 & 5 Stirling Road, Keith SA 5267 more particularly described in Certificates of Title Volume 6186 Folios 122 and 123.	FACILITY 1.1: NAB CORPORATE MARKETS LOAN Facility 2.1 : BORROWING BASE TRADE REFINANCE FACILITY
FACILITY 2.2: FARM MANAGEMENT ACCOUNT OVERDRAFT FACILITY
FACILITY 3: NAB CORPORATE MARKETS LOAN
Each Hedging Agreement

S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061114 814	Guarantee and Indemnity for $15,000,000 (Australian Dollars) from S&W Seed Company.	FACILITY 1.1: NAB CORPORATE MARKETS LOAN Facility 2.1 : BORROWING BASE TRADE REFINANCE FACILITY
FACILITY 2.2: FARM MANAGEMENT ACCOUNT OVERDRAFT FACILITY
FACILITY 3: NAB CORPORATE MARKETS LOAN
S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814	Right of Entry from Southaust Holdings Pty Ltd ACN 067 860 806 c/o Moore Stephens (SA) Pty Ltd of Level 2, 180 Flinders St Adelaide SA 5000 over 14- 16 Hakkinen Road, WINGFIELD SA5013 CT 5681/62	FACILITY 1.1: NAB CORPORATE MARKETS LOAN Facility 2.1 : BORROWING BASE TRADE REFINANCE FACILITY FACILITY 2.2: FARM MANAGEMENT ACCOUNT OVERDRAFT FACILITY
FACILITY 3: NAB CORPORATE MARKETS LOAN
Each Hedging Agreement
S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814 •

Right of Entry from Firstly Northland (SA) Pty Ltd ACN 080 423 365 of 14-16 Hakkinen Road Wingfield SA 5013 & Secondly from Robert Damin & Ann Elizabeth Damin all c/o 14- 16 Hakkinen Road Wingfield CT 5976/648, 6020/269 &

6020/270 (Penfield)

FACILITY 1.1: NAB CORPORATE MARKETS LOAN Facility 2.1 : BORROWING BASE TRADE REFINANCE FACILITY FACILITY 2.2: FARM MANAGEMENT ACCOUNT OVERDRAFT FACILITY
FACILITY3: NAB CORPORATE MARKETS LOAN
Each Hedging Agreement

S&W SEED COMPANY AUSTRALIA PTY LTD ACN 061 114 814	First priority General Security Agreement over all present and after-acquired property	FACILITY 1.1: NAB CORPORATE MARKETS LOAN
Facility 2.1 : BORROWING BASE TRADE REFINANCE FACILITY
FACILITY 2.2: FARM MANAGEMENT ACCOUNT OVERDRAFT FACILITY
FACILITY 3: NAB CORPORATE MARKETS LOAN
Each Hedging Agreement
S&W HOLDINGS AUSTRALIA PTYLTDACN 162715326	First priority General Security Agreement over all present and after-acquired property	FACILITY 1.1: NAB CORPORATE MARKETS LOAN
Facility 2.1 : BORROWING BASE TRADE REFINANCE FACILITY
FACILITY 2.2: FARM MANAGEMENT ACCOUNT OVERDRAFT FACILITY
FACILITY 3: NAB CORPORATE MARKETS LOAN
Each Hedging Agreement

Item 3 (Material Documents)

Not applicable

Item 4 (Specified Documents and other conditions precedent) (clause 3.2(e) (Conditions Precedent))

Specified Documents

Not applicable

Other Conditions Precedent

Not applicable

Item 5 (Mandatory Prepayment) (clause 5.2(b) (Prepayment))

Not applicable

Item 6 (Other Representations and Warranties) (clause 8.1(aa) (Representations and Warranties))

Not applicable

Item 7 (Financial Statements and other documents) (clause 9(o) (Financial Statements and other documents to be delivered))

Type of report	Entity	.Audited/ Unaudited	Consolidated/ Unconsolidated	Due date for delivery to NAB
Annual Financial Statements	S&W HOLDINGS ·AUSTRALIA PTYLTDACN 162 715 326	Unaudited	Consolidated	30 November 2023 and every 12 months thereafter
Statutory payments certificate (evidence satisfactory to NAB that all statutory payments have been met when due)	The Group			15 November 2023 and every 3 months thereafter
Management accounts (Including balance sheet, profit and loss statement and cash flow statement). Commen1ary to be provided on variances to budget greater than 15% to key line items.	The Group			15 November 2023 and every 3 months thereafter

Item 8 (Other Under1akings) (clause 9(bb) (other undertakings or conditions subsequent))

(a)
Net Related Entity Position

The Group is to maintain a Net Entity Position of no more than USD $18,500,000.

"Net Related Entity Position" means current Related Entity assets plus non current Related Entity assets less current Related Entity liabilities less non current Related Entity liabilities.

(b)
Facility 1.1 Drawdown

Any drawdowns for Facility 1.1 ($350,000 CML) are to be only against presentation of invoices.

Item 9 (Financial Covenants) (clause 10.1 (Financial Covenants))

The Obligors must maintain the financial covenants set out below at all times.

The financial covenants will:

(a)
be calculated by reference to GAAP; and
(b)
be based on the then most recent Financial Statements and other financial information provided to NAB in accordance with this document.

NAB may test the financial covenants at any time.

Financial Covenants

Period		ICR
1 July 2023	30 June 2024	1.5:1
1 July 2024	onwards	2:1

The Interest Cover Ratio for Other, for each period set out in the table below, must not be less than the ratio set out opposite that period in the table below.

Definitions

For the purposes of these financial covenants, the following definitions and the definitions in the Property Conditions apply in addition to those set out in clause 1.3 (Definitions).

Calculation Date means the last day of each 12 month period until the Termination Date, commencing on the first Calculation Date of 30 June 2024.

Calculation Period means each period of twelve months ending on a Calculation Date, unless otherwise agreed in writing by NAB.

EBITDA means earnings before:

(a)
interest;

(b)
tax;

(c)
depreciation;

(d)
amortisation; and

(e)
unrealized foreign exchange gains or losses.

Interest Cover Ratio or ICR means, for a Calculation Period, the ratio of EBITDA over that period to Interest Expense for that period.

Interest Expense means, in respect of a period, the aggregate amount of all interest and amounts in the nature of interest or of similar effect to interest paid or payable for that period, including:

(a)
any dividend or distribution payable on any Marketable Security that constitutes Financial

Indebtedness;
(b)
payments under any finance or capital lease (except to the extent such payment constitutes a principal reduction of the amount financed);

(c)
any discount on any bills, bonds, notes or other instruments drawn, accepted or endorsed;

(d)
any commitment, line, facility, acceptance, letter of credit, discount, guarantee, insurance bond or other fees and other amounts of a regular or recurring nature payable during that period (but not establishment, arrangement, agency and other fees payable once only on the initial provision of Financial Indebtedness); and

(e)
plus or minus the net amount of any difference payments during that period under any interest rate hedging arrangement.

It includes interest on any shareholder loans unless capitalised or subordinated on terms acceptable to

NAB.

Item 10

Not applicable

(Hedging) (clause 10.3 (Hedging))

Item 11 (Enforcement proceedings- Threshold Amount) (clause 11.1(g) (Enforcement proceedings))

$250,000

Item 12

Not applicable

Item 13

(Other Events of Default) (clause 11.1(s) (Other)) .

(Fees) (clause 17 (Fees))

Bank Fees
Application/Establishment Fee:	payable on execution of this document	$750.00
Company Search Fee (x3):	payable on execution of this document	$120.00
PPSR Search Fee (x3):	payable on execution of this document	$60.00
Government Fees
SA Title Search Fee (x2):	payable on execution of this document	$77.32
Total Estimated Fees $1,007.32

Item 14

Not applicable

Item 15

(Review Events) (clauses 14.4 (ReviewEV8llt, and 14.5 (ReviewEventConsequenceGJ)

(Communications) (clause 31 (Communications and Notices))

37

Details for service of communications to NAB:

38

Name of Bank: Address:

39

National Australia Bank Limited

Level 6, 22 King William Street, Adelaide SA 5000

40

Attention: Ben Vanderkop

Details for service of communications to the Obligor(s): Name of Obligor: All Obligors

41

Address:

Attention: Email: Item 16

Victoria

Item 17

42

14-16 Hakkinen Road

Wingfield SA 5013 The Secretary

(Governing Law Jurisdiction) (clause 37) (Governing Law & Jurisdiction))

{Trust) and {Trust Documents)

43

Not Applicable

Item 18 (Partnership) and (Partnership Documents)

Not applicable

Item 19 (Scheme), (Custodian), (Custody Agreement) and {Scheme Documents)

Not applicable

44

Item 20

Not applicable

45

(Other)

46

SPECIFIC FACILITY TERMS

GLOBAL TRADE FINANCESPECIFIC CONDITIONS

FOREIGN CURRENCY WARNING NOTICE

This important notice should be read and understood before the Borrower decides to enter into a Facility or transaction in a foreign currency.

This notice is intended to provide the Borrower with a general warning of the risks that can arise from adverse exchange rate movements when transacting in a foreign currency, and to advise the Borrower that other risks also exist.

The Borrower's liability in Dollars will increase, possibly very substantially, if there is an adverse movement in either:

•
the Dollar relative to the currency of the foreign currency facility or transaction; or
•
the foreign currency relative to the Dollar.

Another risk that may also exist is the potential for adverse movements in the interest rate that applies to the foreign currency Facility or transaction.

The Borrower should also be aware that in some circumstances mechanisms may be available for limiting these risks. Such mechanisms may include products ranging from forward FX contracts (FECs) and fixed rate loans to more complex options and derivatives. A solution can be tailored to the Borrower's specific business needs.

For more information about managing risks associated with international trade, go to the "Business" tab on our website www.nab.com.au and click on > International trade.

For more information regarding Foreign Exchange risk please telephone a Specialist on 132265 (7am - 7pm EST).

The Borrower should seek independent professional advice before entering into a Facility or transaction in a foreign currency. In particular, advice should be sought as to the suitability of a foreign currency Facility or transaction for the Borrower's purposes and as to risk management strategies available for such Facilities or transactions.

Important information about Renminbi Settlement Services

Renminbi ("RMB"), the lawful currency in the People's Republic of China, is not yet fully convertible and is subject to substantial exchange rate risk. For more information about the risks associated with RMB, please contact a Specialist on 132265 (7am - 7pm EST).

1.
FOREIGN CURRENCY OVERDRAFT FACILITIES
1.1
Application of this clause

This clause 1 (Foreign Currency Overdraft Facilities) applies to any Foreign Currency Overdraft Facility. •

1.2
Additional Conditions Precedent

The following additional conditions precedent apply in relation to any Drawing:

(a)
the Drawdown Date is a Banking Day within the Availability Period;

47

(b)
subject to contrary agreement, the currency of the Drawing is the same as the currency of the Loan Account; and

(c)
the Australian Dollar Equivalent of the Drawing does not exceed the Available Facility at that time unless NAB has given its prior written consent for an amount greater than the Available Facility to be drawn.
1.3
Drawing

Any amount paid or repaid to the credit of the Facility may be redrawn subject to the terms of this document.

1.4
Repayment

NAB may require the Borrower to repay all or part of the Balance Owing at any time. The Borrower must repay all of the Balance Owing on demand.

1.5
Prepayment

The Borrower may prepay the whole or any part of the Balance Owing at any time.

1.6
Interest
(a)
Interest on debit balances is calculated daily by applying the Daily Interest Rate to the Value Balance (excluding any amount to which a Default Interest Rate applies) at the end of each day.
(b)
The Value Balance is generally the same as the Balance Owing, except that interest charges for an Interest Period (including any interest adjustment) do not form part of the Value Balance until the first day of the next Interest Period (even though they may be included in the Balance Owing from the date they are debited).

(c)
Interest for:

(i)
an Interest Period is debited from the Loan Account on the last Business Day of that Interest Period or such other reasonable times as NAB may notify; and
(ii)
the last Interest Period is debited from the Loan Account on the Termination Date.

(d)
Where a transaction for a particular day is processed by NAB after that day, for whatever reason, NAB may, acting reasonably, elect to back-date that transaction and, if NAB does this, an appropriate interest adjustment will be made to the Loan Account on the last Banking Day of the next Interest Period.

1.7
What currency applies
(a)
The Borrower must ensure that all payments to the Facility are in the currency of the Loan Account.

(b)
Fees and charges are calculated in Dollars and may be debited by NAB from the Loan Account with any necessary currency conversions made in accordance with the provisions of the 'NAB Foreign Currency Account- Onshore Terms and Conditions' as amended or replaced from time to time in accordance with any notice given under any Finance Document.

48

2.
LETTERS OF CREDIT
2.1
Application of1his clause
(a)
A Drawing under a Documentary Letter of Credit or Standby Letter of Credit Facility must, and a Drawing under a Documentary Letter of Credit &/or Documents Surrendered Facility may, take the form of a Utilization.
(b)
This clause 2 (Letters ofCredi4 applies in relation to any Utilization.
2.2
Additional Conditions Precedent

The following additional conditions precedent apply in relation to any Utilization (including the initial Utilization): •

(a)
NAB receiving a Letter of Credit application in the form and substance satisfactory to NAB together with such information and documentation relating to the Utilization as NAB may reasonably require before the relevant Cut-Off Time (which NAB will notify on request); and

(b)
NAB being satisfied that

(i)
the Issue Date is a Business Day within the Availability Period;

(ii)
the currency of the Letter of Credit is an Approved Currency; and

(iii)
the Australian Dollar Equivalent of the Letter of Credit does not exceed the Available Facility at that time unless NAB has given its prior written consent for an amount greater than the Available Facility to be drawn.
2.3
Utilization
(a)
A Letter of Credit application is irrevocable once given.

(b)
Notwithstanding any other provision, NAB can decline any Letter of Credit application at its discretion and will advise the Borrower promptly if it does this.
2.4
The formof1he Letter of Credit
(a)
Each Letter of Credit will be in NAB's usual form, unless otherwise agreed.

(b)
In certain circumstances specific to a Letter of Credit issued or to be issued at the Borrower's request, NAB may request the Borrower to execute such additional documentation or forms as reasonably required by NAB's normal practice to manage its risks in connection with the Letter of Credit. Not providing NAB with such documentation or forms may impact on NAB's ability to carry out the Borrower's request in connection with the Letter of Credit.

(c)
All Letters of Credit established under the Facility will be subject to the terms and conditions of the prevailing Uniform Customs and Practice for Documentary Credits or International Standby Practices, each published by the International Chamber of Commerce or such other terms as agreed in writing with NAB. The Borrower must ensure that it is aware of those terms and conditions and accepts them, including any indemnities contained within such terms it may be required to provide a party.

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2.5
Authority to make payments and payment of Standby Letter of Credit without demand
(a)
The Borrower irrevocably authorizes NAB to pay any amount for which a demand or request is made at any time under a Letter of Credit without reference to, or further authority from, the Borrower.

(b)
NAB need not investigate or enquire whether a claim or demand on it has been properly made.
(c)
NAB may meet any claim or demand on it notwithstanding that the Borrower may dispute the validity of the claim or demand.

(d)
NAB may if consistent with the terms of the Standby Letter of Credit, at any time and exercising its reasonable discretion in doing so, end its obligations under a Standby Letter of Credit by paying to the Beneficiary of that Standby Letter of Credit the Maximum Liability or such lesser amount as is required to discharge NAB's obligations under the Standby Letter of Credit, even though no demand is made on NAB by the Beneficiary.
2.6
The Borrower's undertaking to pay
(a)
The Borrower agrees to pay to NAB on demand and in the currency in which the Letter of Credit is denominated an amount equal to each amount demanded from or paid by NAB under any Letter of Credit together with any incidental Costs.

(b)
The Borrower indemnifies NAB against all actions, proceedings, claims and demands brought or made against NAB and against all losses (including consequential losses and loss of profits), damages and Costs which NAB incurs or suffers or for which NAB reasonably becomes liable, directly or indirectly, in connection with any Letter of Credit requested by the Borrower to be issued by NAB.

(c)
When NAB makes a payment under a Letter of Credit or Bill drawn on and accepted by NAB in connection with a Letter of Credit and the Borrower does not promptly reimburse NAB, the Borrower authoress NAB to debit the amount of the payment together with any incidental Costs (less any reimbursements in relation to that payment) to any account of the Borrower's NAB chooses without first having to make demand for payment or otherwise giving the Borrower prior notice.
(d)
Each payment obligation of the Borrower under this clause 2.6 ( The Borrower's undertaking to pay) is independent of each other payment obligation of the Borrower under this clause 2.6 ( The Borrower's undertaking to pa/J.
2.7
Bills drawn on NAB in connection with a Letter of Credit

Where any Bills are drawn on NAB in connection with a Letter of Credit, NAB will accept such Bills on presentation and make payments in accordance with the terms of the Bill. The Borrower must pay and indemnify NAB for doing so in accordance with clause 2.6 ( The Borrower's undertaking to pay) of these Global Trade Finance Specific Conditions.

2.8
Insurance

The Borrower must:

(a)
insure all goods relating to each Letter of Credit drawn under the Facility to NAB's satisfaction (unless NAB has previously agreed in writing to waive this condition);

(b)
deliver to NAB a copy of any insurance policy or certificate relating to those goods when received or at such time as is agreed with NAB; and

50

(c)
hold proceeds of any claim under an insurance policy on trust for NAB if required to do so under clause 2.12(d) of these Global Trade Finance Specific Conditions.

2.9
Use of correspondent banks

NAB may, at its reasonable discretion, direct a Letter of Credit established under a Facility to its correspondent bank for negotiation or other action. If NAB does this, such correspondent bank may pay NAB a commission for each Letter of Credit directed to them.

2.10
Pledge
(a)
Unless the Borrower has granted NAB a General Security Agreement, the Borrower authorises, as security for its obligations to NAB in connection with a Utilisation, NAB to retain by way of pledge the documents and goods relating to the Letter of Credit that is the subject of the Utilisation, all proceeds of sale and insurances relating to such documents and goods and all the Borrower's rights as unpaid seller.

(b)
If requested by NAB, the Borrower agrees to execute any other documents that NAB may reasonably require to grant NAB an Encumbrance over the documents and goods relating to a Letter of Credit (the "Pledge Agreement'').
2.11
Additional consequences of default
(a)
If an Event of Default occurs and is continuing, the following additional consequences of default apply, in addition to any other rights and obligations under the General Terms:
(i)
NAB may require the Borrower to provide cash cover on terms satisfactory to NAB for an amount not more than the Maximum Liability under each outstanding Letter of Credit in the currency in which the outstanding Letter of Credit is denominated;
(ii)
NAB may, where the Amount Owing has become due and payable, sell, dispose of or otherwise deal with any documents ()r goods pledged under this document or a Pledge Agreement as NAB thinks fit and apply the proceeds towards satisfaction of the Borrower's obligations to NAB in connection with the relevant Utilisation;

(iii)
NAB may collect any amount due under any policy of insurance in relation to any goods; and

(iv)
NAB may require the Borrower to grant other Encumbrances acceptable to NAB.

(b)
NAB may exercise any of its rights under this document even though one or more Letters of Credit remain outstanding on that date.

(c)
If, on a day .when the Borrower makes a payment required under clause 2.11(a) or under clause 11.2 (Consequences of Default) of the General Terms, there are any Letters of Credit in respect of which payment has not yet been demanded by the Beneficiary and a portion of that payment represents those undemanded amounts, then NAB will:

(i)
deposit that portion in an interest-bearing term deposit account (which may include making the deposit with NAB) on terms NAB considers appropriate and hold those funds until they are disbursed in accordance with clause 2.11(c)(ii) and/or (iii);

(ii)
use the deposited amount towards paying a Beneficiary of a Letter of Credit; and

(iii)
pay to the Borrower the amount which NAB certifies is that part of the deposited amount and the interest earned on it (net of NAB's income tax liability in connection with those earnings) which remains after all of the Borrower's obligations (contingent or otherwise) under this document have been satisfied.

(d)
When the Borrower makes a payment required under clause 2.11(a) or under clause

11.2 (Consequences of Default) of the General Terms and where money will be held in a deposit account in accordance with clause 2.11(c), the Borrower must also provide NAB with an appropriate Deposit Letter in respect of all such moneys to be held by NAB in such a deposit account.

(e)
Where the required deposit account is provided by NAB, it may charge the Borrower the usual fees and charges for the operation of such an account by NAB.

2.12
Delivery of documents or goods

If any documents or any goods in relation to a Letter of Credit are:

(a)
delivered by NAB to the Borrower or to any person authorised by the Borrower to receive those documents or goods on the Borrower's behalf; or
(b)
received by the Borrower (or by any such person on the Borrower's behalf),

before the Borrower has fully paid and discharged its obligations to NAB or its correspondent banks in relation to the Letter of Credit, the Borrower agrees that:

(c)
if directed by NAB acting reasonably, the Borrower must receive those goods or documents for NAB and must hold them and any proceeds of sale for NAB;

(d)
the Borrower must hold the proceeds of any claim on any policy of insurance on trust for NAB;

(e)
if directed by NAB acting reasonably, the Borrower must keep the goods and any proceeds separate from others; and

(f)
NAB may at any time take possession of and receive the goods or any proceeds of the sale or disposal of the goods.
2.13
Termination of Facility
(a)
On the Termination Date for the Facility, the Borrower must pay to NAB:

(i)
all of the Balance Owing for the Facility; less

(ii)
the amount equal to the cash cover then available to NAB, in respect of the aggregate of the Maximum Liability under each unexpired Letter of Credit.

(b)
When the Borrower makes a payment required under clause 2.13(a), it must do so on terms satisfactory to NAB.

(c)
When the Borrower makes a payment required under clause 2.13(a), NAB will, in respect of that portion of the receipts that remains to be allocated to any Letters of Credit in respect of which payment of the whole or part of the Maximum Liability has not yet been demanded by the Beneficiary:

(i)
deposit that portion in an interest-bearing term deposit account (which may include making the deposit with itself) on terms which NAB considers appropriate and hold those funds until they are disbursed in accordance with clause 2.11(c)(ii) and/or (iii);

(ii)
use the deposited amount towards paying a Beneficiary of a Letter of Credit; and

(iii)
pay to the Borrower the amount which NAB certifies is that part of the deposited amount and the interest earned on it (net of NAB's income tax liability in connection with those earnings) which remains after all of the Borrower's obligations (contingent or otherwise) under this document have been satisfied.

(d)
Where money will be held in a deposit account in accordance with clause 2.13(b), the Borrower must also provide NAB with an appropriate Deposit Letter in respect of all such moneys to be held by NAB in such a deposit account.

(e)
Where the required term deposit account is provided by NAB, it may charge the Borrower the usual fees and charges for the operation of such an account by NAB.

(f)
The Borrower's obligations under the Facility continue to apply to any Letters of Credit in respect of which payment of the whole or part of the Maximum Liability has not yet been demanded by the Beneficiary.
2.14
Interest

The Borrower does not pay interest charges on any Utilisation that is an issue of a Letter of Credit, provided that it is repaid in accordance with this document. Interest charges will apply where that Letter of Credit is refinanced under your Facility.

3.
OTHER DRAWINGS
3.1
Application of the clause

This clause 3 (Other Drawings) applies to all Drawings under a Facility which is not covered by clause 1 (Foreign Currency Overdraft Facilities) or clause 2 (Letters of Credit) including a Drawing under a Trade Refinance Facility, Overseas Bills Purchased Facility or Overseas Currency Loan Facility. •

3.2
Additional Conditions Precedent

The following additional conditions precedent apply in relation to any Drawing:

(a)
NAB receiving a Drawdown Notice in the form and substance satisfactory to NAB together with such information and documentation relating to the Drawing as NAB may require before the relevant Cut-Off Time (which NAB will notify to the Borrower upon request); and

(b)
NAB being satisfied that:

(i)
the proposed Drawdown Date is a Banking Day within the Availability Period;

(ii)
the term of the proposed Drawing does not extend beyond the Expiry Date for the Facility;

(iii)
the currency of the proposed Drawing is an Approved Currency;

(iv)
the Australian Dollar Equivalent of the Drawing does not exceed the Available Facility on the proposed Drawdown Date unless NAB has given its prior written consent for an amount greater than the Available Facility to be drawn;

(v)
the number of Drawings outstanding would not exceed the Maximum Number of Drawings (if any) for the Facility as a result of the proposed Drawing;

(vi)
the amount of the proposed Drawing complies with any requirements of NAB from time to time as regards to minimum amount (and, if required, integral multiples); and
(vii)
disbursement instructions for the proceeds of the Drawing have been provided in form and substance satisfactory to NAB.
3.3
Drawing
(a)
A Drawdown Notice is irrevocable once given.

(b)
Notwithstanding any other provision, NAB can decline any request to draw on a Facility at its discretion and will advise the Borrower promptly if it does this.

(c)
Any amount repaid or prepaid is available for redraw subject to the terms of this document.
3.4
Repayment

(a)
Each Drawing made under a Facility is for an agreed term and the Balance Owing for each Drawing must be repaid in full at the end of the term of that Drawing.

(b)
The Borrower must make such repayments as required for it to comply with the Amortisation Schedule (if any). •
3.5
Prepayment

The Borrower may prepay all or part of the Balance Owing in respect of:

(a)
an Overseas Currency Loan Facility:

(i)
on the last day of an Interest Period provided that the Borrower gives NAB at least 5 Banking Days prior written notice of its request and pays to NAB any applicable fees; or

(ii)
at any other time, if NAB agrees in writing that the Borrower may make such prepayment and provided that it pays NAB all Economic Costs (if any) and any other applicable fees; and

(b)
any Facility other than an Overseas Currency Loan Facility, if NAB agrees in writing that the Borrower may make a prepayment (NAB's agreement of which shall not to be unreasonably withheld). No Economic Costs will be applicable.
3.6
Interest
(a)
Interest is calculated daily on the Balance Owing in respect of a Drawing (excluding any amount to which a Default Interest Rate applies) at the end of that day using the Daily Interest Rate.

(b)
If the Details provide that interest is payable in arrears:

(i)
all accrued interest is payable:
(A)
in respect of a Drawing under an Overseas Currency Loan Facility, on the last day of each Interest Period for that Drawing; and

(B)
in respect of a Drawing under any other Facility, on the last day of the term of that Drawing,

and if the last day of that Interest Period or term of that Drawing (as the case may be) is not a Banking Day, accrued interest is payable on the last Banking Day of that Interest Period or term; and

(ii)
all accrued but unpaid interest is payable on the Termination Date.

(c)
If the Details provide that interest is payable in advance, interest for each Drawing is payable:

(i)
in respect of a Drawing under an Overseas Currency Loan Facility, on the first day of each Interest Period for that Drawing; and

. .

(ii)
in respect of a Drawing under any other Facility, for the term of the Drawing on the first Banking Day of that term.

(d)
In respect of each Drawing under an Overseas Currency Loan Facility:

(i)
the first Interest Period is to be a period of 3, 6 or 12 months (or such other period as agreed by the Borrower and NAB) as set out in the Drawdown Notice; and

(ii)
each subsequent Interest Period will be for the same duration as the existing Interest Period unless the Borrower requests a different period (being a period of a period of 3, 6 or 12 months (or such other period as agreed by the Borrower and NAB)), by giving written notice to NAB in the form approved by NAB (a "Selection Notice") at least 5 Banking Days prior to the commencement of that subsequent Interest Period, in each case adjusted where necessary so that:

(iii)
the first Interest Period commences on the Drawdown Date;

(iv)
a subsequent Interest Period commences on the day after the last day of the preceding Interest Period;

(v)
each Interest Period commences on a Banking Day (and if an Interest Period ends on a day that is not followed by a Banking Day, NAB may extend the Interest Period accordingly (except where this would be contrary to (vi) below, in which case NAB may shorten the Interest Period); and

(vi)
an Interest Period must not end after the Expiry Date.
3.7
Paymen1s

All payments of principal and interest in respect of any Drawing must be made:

(a)
in the Approved Currency in which the Drawing is denominated at the time of the making of such payment or payments;

(b)
to an account nominated by NAB from time to time; and

(c)
in same day value dated funds,

and, upon payment, the Borrower must notify NAB that such payment has been made.

4.
CANCELLATION AND REDUCTION OF THE FACILITY LIMIT
(a)
The Borrower can cancel the Facility at any time by giving NAB at least 2 Business Days prior written notice (and if so, the Balance Owing for the Facility will be payable in accordance with clause 4(b) of the General Terms}.

(b)
Except in respect of a Foreign Currency Overdraft Facility, NAB can cancel any part of the unused Facility Limit at any time upon providing the Borrower with no less than 30 days' written notice, even if the Facility has an Expiry Date and even if this means the new Facility Limit is lower than the Balance Owing. NAB's rights under this clause are in addition to any rights NAB has under the General Terms.

(c)
A Foreign Currency Overdraft Facility is available at all times at NAB's reasonable discretion and NAB can cancel any part of the Facility Limit at any time upon providing the Borrower with no less than 30 days' written notice, even if the Facility has an Expiry Date and even if this means the new Facility Limit is lower than the Balance Owing. NAB's rights under this clause are in addition to any rights NAB has under the General Terms. Repayment will be required in accordance with clause 1.4 (Repayment) of these Global Trade Finance Specific Conditions.

(d)
The Facility Limit automatically reduces by the amount of any cancellation or reduction.

(e)
The Facility Limit automatically reduces on the dates and by the amounts specified in the Amortisation Schedule (if any), unless otherwise agreed.

5.
WHICH ACCOUNTS NAB CAN DEBIT

Unless otherwise agreed:

(a)
for Foreign Currency Overdraft Facilities, the Borrower authorises NAB to debit to the Loan Account any amounts payable by the Borrower in relation to the Facility, including interest, fees and charges, taxes, enforcement expenses and any amount payable under an indemnity (any necessary currency conversions for a debit will be in accordance with the 'NAB Foreign Currency Account-Onshore Terms and Conditions' applicable to the Loan Account); and

(b)
for any other Facility, the Borrower authorises NAB to debit to the Nominated Account any amounts payable by the Borrower in relation to the Facility, including interest, fees and charges, taxes, enforcement expenses and any amount payable under an indemnity. Where the currency of the Nominated Account (Account Currency) is not in the currency of the amount payable by the Borrower (Other Currency), NAB may notionally convert the Other Currency at its prevailing spot rate of exchange against the Account Currency for the debit.
6.
FOREIGN CURRENCY FACILITIES OR TRANSACTIONS
6.1
Application of this clause

This clause 6 (Foreign Currency Facilities or Transactions) applies to any Facility made available in or which involves foreign currencies.

6.2
Funding risk and non-availability
(a)
NAB will use its best efforts to notify the Borrower as soon as practicable if the making, denomination or continuation of the Facility in the foreign currency is not reasonably practicable or is impossible as a result of:

(i)
any change in national or international financial, political or economic conditions, currency exchange rates, currency availability or exchange controls;

(ii)
any event of contingency which materially and adversely affects the inter-bank markets generally; or
(iii)
any change in law.

(b)
During the 30 days after that notice is given by NAB, NAB will negotiate with the Borrower in good faith to find an alternative basis to continue the affected Facility.

(c)
If no agreement is reached within the 30 day period referred to in clause 6.2(b), the affected Facility terminates automatically and the Borrower must immediately repay in full the Amount Owing in respect of that Facility (including providing cash cover on terms satisfactory to NAB for an amount not less than the Maximum Liability under each outstanding Letter of Credit in the currency in which such Letter of Credit is denominated).
6.3
Currency Indemnity
(a)
Clause 6.3(b) applies if a judgment or order is given by any court or tribunal for the payment of any amount owing by the Borrower under the Facility, or for the payment of damages by the Borrower in respect of any breach of the terms of the Facility, where that judgment or order is expressed in a currency (Judgment Currency) which is different from the currency expressed to be payable under this document in relation. to the Facility (Relevant Foreign Currency).
(b)
The Borrower indemnifies NAB against any deficiency in the amounts received by NAB arising or resulting from any variation between:

(i)
the rate of exchange at which the Relevant Foreign Currency is converted into the Judgment Currency for the purpose of the judgment or order; and

(ii)
the rate of exchange at which NAB is able to purchase the Relevant Foreign Currency with the Judgment Currency at the time of its receipt by NAB.
6.4
No advice or management by NAB

The Borrower acknowledges and agrees that NAB does not, and the Borrower must not rely on NAB to, manage, supervise or advise the Borrower in relation to the Borrower's foreign currency exposure.

6.5
Foreign currency fluctuations

If a Facility is made available or involves a foreign currency and there is a change in the exchange rate applicable between that foreign currency and Dollars which has the effect of causing the Australian Dollar Equivalent of the Balance Owing to exceed the Australian Dollar Equivalent of the Facility Limit, NAB may require the Borrower to either:

(a)
repay a sufficient amount to NAB so that the Australian Dollar Equivalent of the Balance Owing under the Facility is equal to or less than the Australian Dollar Equivalent of the Facility Limit; or

(b)
provide additional Encumbrances acceptable to NAB to the value determined by NAB, but not less than the amount payable under clause 6.5(a).

7.
GENERAL PAYMENT OBLIGATIONS

To the extent not otherwise payable, the Borrower must repay to NAB all of the Amount Owing on the Termination Date.

8.
DEFINITIONS

For the purposes of these Global Trade Finance Specific Conditions:

Approved Currency means the currency or currencies approved by NAB in writing from time to time.

Australian Dollar Equivalent means, in respect of:

(a)
the Facility Limit for a Facility at any time which is expressed in a foreign currency, the equivalent amount in Australian Dollars (when notionally converted by NAB at the rate of exchange used by NAB for the purpose, and at the time, of approving the Facility); and

(b)
the Balance Owing for, or any other amount in respect of, a Facility which is expressed in a foreign currency, the equivalent amount of the Balance Owing or other amount in Australian Dollars (as notionally converted by NAB at its prevailing spot rate of exchange).

Available Facility means, in respect of a Facility at any time, the Australian Dollar Equivalent of the Facility Limit minus the Australian Dollar Equivalent of the Balance Owing at that time.

Availability Period means, in respect of a Facility, the period from the date of this document to the Expiry Date.

Banking Day means a day other than;

(a)
a Saturday or Sunday;

(b)
a public holiday in Sydney or the capital city where your transaction will be processed; or

(c)
for any currency other than Australian Dollars, a public holiday in the principal financial centre of the currency involved in the transaction or in the principal financial centre for US currency.

BBSY means the rate determined by NAB which is equal to the higher of zero and the "bid rate" administered by ASX Benchmarks displayed on page BBSY of the Thomson Reuters Screen on the first day of that Pricing Period for a period equal to that Pricing Period (or where the Pricing Period is less than 1 month, a period of 1 month) and which starts on that day. If such rate is not available or if, in NAB's reasonable opinion, the rate becomes inappropriate, the Floating Rate will be the rate reasonably determined by NAB to be the appropriate equivalent rate, having regard to the prevailing market.

Beneficiary means, in relation to a Standby Letter of Credit, the person to whom the Standby Letter of Credit is to be, or has already been, issued and any assignee of such person.

Cut-Off Time means:

(a)
in respect of a Drawdown under an Overseas Currency Loan Facility, 2 Banking Days prior to the proposed Drawdown Date; and

(b)
in respect of a Drawing under any other Facility, the period prior to the proposed Drawdown Date as determined by NAB from time to time which is subject to change without notice and which can be notified to the Borrower upon request.

Facility means a facility in respect of which these Global Trade Finance Specific Conditions apply, as stated in the Details.

Issue Date means the date on which a Letter of Credit is issued or to be issued.

Letter of Credit means a documentary letter of credit or a standby letter of credit issued by NAB pursuant to a Facility.

LIBOR means the higher of zero and the following rate determined as of 11.00am London time at the time of the Drawing and for a period equal in length to the Term of Drawing:

(a)
the London interbank offered rate administered by the Intercontinental Exchange Group (ICE) Benchmark Administration (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on pages LIBOR01 or LIBOR02 of the Reuters screen (or any replacement Reuters page which displays that rate); or

(b)
if the above rate is not available for the currency or relevant period, then the rate for that period will be the rate reasonably determined by NAB to be the appropriate equivalent rate, having regard to the prevailing market.

Maximum Liability means, in respect of a Letter of Credit, the amount specified in that Letter of Credit as the maximum liability (exclusive of interest on that maximum liability) under that Letter of Credit.

Utilisation means the issue of a Letter of Credit by NAB at the Borrower's request.

Value Balance has the meaning given to it under the "NAB Foreign Currency Account- Onshore Terms and Conditions".

Borrowing Base Annexure to the Global Trade Finance Specific Conditions

1.
WHAT THIS DOCUMENT IS ABOUT

This Annexure applies if the Facility Details for a Trade Refinance Facility specify that it applies. It is to be read in conjunction with the Business Lending General Terms and the Global Trade Finance Specific Conditions which apply to this Facility.

2.
ADDITIONAL SPECIFIC REQUIREMENTS FOR USE OF THE FACILITY

In addition to clause 4 of the Business Lending General Terms and clause 4 of the Global Trade Finance Specific Conditions, the additional requirements for the first drawing of the Facility are set out in clause 2.1 and the additional requirement for each use of the Facility is set out in clause 2.2.

2.1
First drawing

Before you provide us with the first Drawdown Notice under the Facility, we must have received the following, in form and substance satisfactory to us:

(a)
a certified copy of each Relevant Document, properly completed and executed;

(b)
a certified copy of each Insurance Policy and the certificate of currency relating to it;

(c)
evidence that the Approved Inventory Location has been inspected by us and we have approved the quantity of Approved Inventory located at the Approved Inventory Location;

(d)
evidence that we have been granted a right of entry to each Approved Inventory Location; and

(e)
evidence that each security interest given in our favor, or which the Borrower or any Security Provider has under PPS Law, including any security interest it may have in inventory located at an Approved Inventory Location, has been registered under the PPS Law.

2.2
Each drawing

Before you provide us with any Drawdown Notice under the Facility, we must have received any additional documents or information we reasonably request for the purposes of determining the Borrowing Base Limit or the operation of this Facility, in form and substance satisfactory to us.

3.
DRAWDOWN NOTICE

Each Drawdown Notice must be substantially in the form attached to this _Annexure. You may only submit a Drawdown Notice if:

(a)
you have provided us with a Borrowing Base Report in accordance with clause 5.1(a);
(b)
prior to and following the proposed drawing, no more than two drawings denominated in Australian Dollars would be outstanding; and
(c)
prior to and following the proposed drawing, the Facility Amount Owing for this Facility would not exceed the Borrowing Base Limit.
4.
ADDITIONAL PROMISES WE RELY ON

In addition to your other promises, you also make the following promises to us,

(a)
All:
(i)
receivables listed in a Borrowing Base Report are Approved Receivables and those receivables identified as Trade Credit Insured Receivables are covered under an Insurance Policy;
(ii)
inventory listed in a Borrowing Base Report is Approved Inventory; and
(iii)
of the information in each Borrowing Base Report are true and accurate and not misleading in any respect.
(b)
You have good title to:
(i)
the inventory and receivables listed in a Borrowing Base Report; and
(ii)
the goods being sold to each buyer listed in a Borrowing Base Report,

free and clear of any Security Interest, and you are lawfully entitled to assign or grant any Security Interest over any receivable or inventory listed in a Borrowing Base Report, and there are no restrictions or prohibitions on you doing so.

(c)
Each Relevant Document is in full force and effect, and has not been amended or terminated without our consent.
(d)
Each Storage and Handling Agreement is on substantially the same terms as the standard industry terms.
(e)
There is no current, pending or threatened dispute in respect of any Contract relating to the inventory or receivables listed in any Borrowing Base Report or any Storage and Handling Agreement.

5.

ADDITIONAL UNDERTAKINGS

5.1
Undertakings

In addition to your other undertakings to us, you must:

(a)
provide to us an up-to-date Borrowing Base Report:
(i)
on the first day of each monthly period following the date of this Agreement;
(ii)
in respect of each drawing, no earlier than two Business Days before the proposed date of drawdown and no later than one Business Day before the proposed date of drawdown;
(iii)
at such other times we may reasonably require;

The report must reflect the current position as at the date it is provided to us.

(b)
unless we agree in writing:
(i)
not agree to any variation or termination of any Relevant Document; and
(ii)
provide to us, a certified copy of each Relevant Document and any variation to a Relevant Document, entered into after the date of this Agreement with our prior consent by no later than two Business Days after it is signed;
(c)
unless we agree in writing:

(i)
maintain each Insurance Policy and comply with all of the terms of the Insurance Policy;
(ii)
ensure that we are notified within two Business Days of any change made to an Insurance Policy and promptly provide to us, a copy of all notices or other communications you receive under any Insurance Policy;
(d)
ensure that:
(i)
we (or the Inspection Agent) are permitted to undertake a field inspection in relation to any Approved Inventory Location and your debtor management systems at such times as we require subject to the following:
(A)
each type of inspection is not undertaken more than once every half-year after the date of this Agreement (General Field Inspection);
(B)
you receive at least than 30 days' notice; and
(C)
we (or the Inspection Agent) and the relevant personnel comply with the Approved Storage Location Operator's operating procedures and occupational health and safety guidelines;
(ii)
we (or the Inspection Agent) have access to all premises and records for the purposes of undertaking such field inspection;
(iii)
you, if applicable, procure that the Inspection Agent provides to us a Site Quality Inspection Due Diligence Report in respect of each Approved Inventory Location;
(e)
ensure that payments made by each buyer listed in a Borrowing Base Report are made directly to the Nominated Account (as defined in the Facility Details of this Facility) and that all invoices issued to such persons stipulate this; and
(f)
comply with your own Risk Management Policy.
5.2
Negative Pledge

You undertake to us that, for so long as you have any outstanding obligations or liabilities to us in connection with this Facility, you must:

(a)
ensure that the Approved Inventory and Approved Receivables are not subject to any Security Interest except in our favour; and
(b)
not sell, assign, dispose of or otherwise deal with any Approved Receivables (or any interest in them) to any person other than us.
6.
ADDITIONAL REVIEW EVENT
(a)
Each of the following is a review event (Review Event):

(i)
any of the following persons is Insolvent:

(A)
an Approved Storage Location Operator operating a location where Approved Inventory is stored; or

(B)
an Approved Buyer in respect of which any Approved Receivable remains outstanding from that Approved Buyer.

(b)
Promptly after you become aware that a Review Event has occurred, you must give us full details of that Review Event and any steps you have taken, or are proposing to take, to remedy it.

(c)
You and we agree to enter into negotiations for at least 30 days (Review Period), with a view to agreeing terms on which we would be prepared to offer to provide, fund or maintain all or any of this Facility.
(d)
If agreement is reached, you must do all acts and execute all documents as we reasonably require to document, or to protect, preserve or secure our rights and interests under, such agreement.
(e)
If agreement is not reached by the end of the Review Period or if you fail to comply with your obligations under clause 6(d), an additional Adverse Event will arise and we may exercise any of our rights set out in this Agreement.
7.
ADDITIONAL ADVERSE EVENTS

Clause 11 (Default) of the Business Lending General Terms -which sets out provisions in relation to Default, including Payment Defaults and Adverse Events (and their consequences) - applies to this Agreement. In addition, as this is a Specialised Facility, an Adverse Event will also occur under this Facility if: • •

(a)
an Approved Insurer of an Insurance Policy held by you is Insolvent; or

(b)
clause 6(e) applies.

8.
ADDITIONAL CONSEQUENCES OF DEFAULT

If you are in Default and we are entitled to take Enforcement Action, in addition to any other rights and obligations under the Business Lending General Terms:

(a)
we (or an Inspection Agent) may undertake an inspection in relation to any Approved Inventory Location and your debtor management systems at any time within ordinary business hours without prior notice (and subject otherwise to clause 5.1(d));
(b)
we may require you to take any action that we consider reasonable and appropriate in relation to any Insurance Policy (including requiring you to assign any Insurance Policy to us); and
(c)
in respect of an Approved Buyer, we may:
(i)
require sales agreements and receivables to be assigned or novated to us; and
(ii)
exclude the receivables owing by that Approved Buyer from the Borrowing Base Limit.
9.
POWER OF ATTORNEY
(a)
You irrevocably, for valuable consideration, appoint us and each of our authorised officers severally to be your attorney (Attorney) to execute and deliver all documents and instructions and do all things under and in connection with any Insurance Policy.
(b)
The Attorney may appoint or remove any substitute or delegate or sub-attorney.
(c)
You agree to ratify anything done by the Attorney in exercising its powers under this clause.
10.
• FOREIGN CURRENCY TRANSACTIONS

If the Facility involves a foreign currency and if the amount of a proposed drawing in a Drawdown Notice would cause the Balance Owing in Australian Dollars (when we notionally convert it at our prevailing Exchange Rate) to exceed the Borrowing Base Limit, we may amend the Drawdown Notice so that the Borrowing Base Limit will not be exceeded as a result of such drawing.

11.
FEES
12.
ACKNOWLEDGEMENT AND CONSENT
13.
INTERPRETATION AND MEANING OF WORDS

In addition to any other fees payable under this Agreement (including those set out in the Facility Details), you must pay the Drawdown Fee in respect of each drawing on the repayment date for that drawing.

You agree and acknowledge that, for the purposes of our ongoing monitoring of the Facility and to assist us to manage our risks under the Facility, we may wish to provide information about you and the Facility to a service provider (including any service provider located outside Australia). You irrevocably consent to this occurring, provided at all times that the service provider has obligations of confidentiality to us.

Capitalised terms used in this Annexure with a specific meaning are explained in the Facility Details, the Business Lending General Terms or below.

Advance Rate means the rate corresponding to the relevant inventory category and Approved Storage Location, as follows:

Inventory category	Approved Storage Location	Advance Rate
Tier 1 -All:	Various (all Rights of Entry held by	60%
Wheat	NAB for recorded locations)
Barley
Sorghum
Canela
Tier2-All:		60%
Lupins
Peas
Beans
Lentils
Chick Peas
Vetch
Sunflower
White Clover
Medic
Lucerne (Alfalfa)
Sunflower
Triticale
Rye Grass
Fescue
Oats
Brassica & Herbs
Forage Cereals
Multi-crop Blends
Grass
Tropical Grasses .
Tropical Legumes
Turf
Annual Ryegrass
Perennial Ryegrass
Millet

Approved Buyer means:

(a)
a person named, from time to time, as a buyer approved by the insurer (or approved by you exercising a delegated authority granted by the insurer) as being covered under an Insurance Policy; •
(b)
such other persons approved us in writing, who purchases goods or services or both from you. Approved Insurer means:
(a)
in respect of Trade Credit Insured Receivables, Atradius; and
(b)
in respect of Approved Inventory, an insurer acceptable to us.

Approved Inventory means inventory described in the table in the definition of Advance Rate (including all industry accepted grades and sub type of the types listed as such) which inventory also satisfy the following criteria:

(a)
the country of origin is not a Sanctioned Country;
(b)
stored in the Approved Inventory Location;
(c)
covered by an Insurance Policy; and
(d)
pre-sold on standard industry terms.

Approved Inventory Location means each of the following locations:

(a)
AD 'Approved Storage Locations' listed above; and
(b)
such other locations as agreed between us and you in writing provided that we are granted a right of entry in form and substance satisfactory to us in respect of each such location.

Approved Receivables means receivables of yours in respect of which:

(a)
the buyer is an Approved Buyer;
(b)
payment has not remained outstanding for more than 21 days past the invoice due date; and
(c)
the invoice is due and payable in full in accordance with terms approved by us and not subject to any dispute, counterclaim or set-off.

Approved Storage Location Operator means all storage locations listed above, or such other operators as you and we agree in writing.

Borrowing Base Limit means the lesser of the Facility Limit and the total of the following:

(a)
Advance Rate of the Agreed Average Selling Price of each Approved Inventory that is within the relevant Location;

(b)
80% of the book value of Trade Credit Insured Receivables that are within the relevant Buyer Limit (provided that if the resulting amount comprises an amount for an Approved Buyer that exceeds its Buyer Limit, then any amount exceeding its Buyer Limit will be disregarded for the purposes of this calculation).

Borrowing Base Report means a report which provides information in relation to the Approved Inventory and Approved Receivables including:

{a) information in sufficient detail for us to be able to identify type, grade, volume, value and location of inventory and identify amounts receivable from each Approved Buyer;

{b) details of all Approved Inventory, including:

(i)
country of origin;
(ii)
location;
(iii)
product type;
(iv)
quantity;
(v)
grade;

(vi)
average sale price;
(vii)
weekly Inventory valuation price (to be calculated using the Current Market Value of Approved Inventory);
(viii)
total value;
(c)
summary details of each invoice in relation to each Approved Receivable listing amounts owed to you by Approved Buyers including:
(i)
name;
(ii)
payment terms;
(iii)
credit limit;
(iv)
invoice reference number;

(v)
date of issue of invoice;
(vi)
value of invoice; and
(vii)
due date for payment in relation to invoice;
(d)
a summary sheet showing the calculation made to arrive at the Borrowing Base Limit, such summary sheet to be in the form agreed by us.

Buyer Limit for an Approved Buyer means in respect of a Trade Credit Insured Receivable, the lesser of the limit specified for a buyer under the Insurance Policy and any limit nominated for that buyer by us from time to time.

Contract means a contract for goods or services.

Current Market Value means the current market value calculated using the method determined by us from time to time.

Drawdown Fee means $100 per drawing.

General Field Inspection has the meaning it has in clause 5.1(d)(i)(A) of this Annexure.

·inspection Agent means RSM or any substitute agent appointed by us from time to time.

Insurance Policy means each insurance policy set out below:

{a) an insurance policy issued by an Approved Insurer in your and our name as first loss payee in form and substance satisfactory to us covering commercial default or non-payment (and country risk if applicable) in relation to the payment obligations of the buyer under a Contract and each Invoice related to that Contract;

(b)
an insurance policy issued by an Approved Insurer in your and our name as first loss payee in form and substance satisfactory to us covering all risk and any losses and covering 100% of the Approved Inventory; and
(c)
any other insurance policy required by us in connection with the inventory and receivables listed in a Borrowing Base Report.

Location Limit, in respect of an Approved Inventory Location, means the limit nominated for that Approved Inventory Location by us from time to time.

Relevant Document means each of the following:

•
each sales agreement entered into by you on terms substantially the same as the sales terms approved by us;
•
storage and handling terms approved by us which includes rights for the you or us to control and deal with the stored inventory in agreed circumstances;
•
each Storage and Handling Agreement on terms substantially the same as the storage and handling terms approved by us; and
•
your Risk Management Policy.

Risk Management Policy means a risk and collections policy with respect to inventory and receivables management.

Sanctioned Country means a country affected by Australian sanction laws as notified by the Commonwealth Department of Foreign Affairs and Trade at http://dfat.gov.au/international relations/security/sanctions/sanctions-regimes/Pages/sanctions-regimes.aspx

Site Quality Inspection Due Diligence Report means a site quality inspection due diligence report provided by the Inspection Agent addressed to us setting out the results of the inspection in relation to [the Inventory and each Approved Inventory Location and covering any other matters as may be notified to you by us.

Storage and Handling Agreement means an agreement between you and an operator of a storage facility.

Tier 1 Approved Inventory means:

•
Wheat
•
Barley
•
Sorghum
•
Canola

Tier 2 Approved Inventory means:

•
•
•
•
•

-•

•

•

•

Lupins • Peas Beans Lentils Chick Peas Vetch Sunflower

White Clover Medic

•
Lucerne (Alfalfa)
•
Sunflower
•
Triticale

•

•

•

•

•

•

•

•

•

•

•

•

•

.Rye Grass Fescue Oats

Brassica & Herbs

Forage Cereals Multi-crop Blends Grass

Tropical Grasses Tropical Legumes Turf

Annual Ryegrass Perennial Ryegrass

Millet

Trade Credit Insured Receivables means each Approved Receivable that is insured by an Approved Insurer for no less than 90% of the accounts receivable value.

Trade Refinance Facility or this Facility means any Facility titled 'Trade Refinance Facility' in the Facility Details to which this Annexure applies.

To: National Australia Bank Limited ABN 12 004 044 937 Level3

1 Homebush Bay Drive

Rhodes NSW 2138

Attention: Borrowing Base Trade Refinance Team (NAB)

From: S&W Seed Company Australia Pty Ltd (ABN: 44 061 114 814) (Customer or We)

BORROWING BASE TRADE REFINANCE - DRAWDOWN NOTICE

We refer to the Business Letter of Offer between NAB and the Customer dated.............

(Agreement).

We request NAB to provide the loan described in this form.

Section A Request (complete all sections)

Proposed Drawdown Date
Facility Limit (Currency and amount of Facility Limit)	AUD40,000,000.00
Amount (Currency and amount of proposed drawing)
Term of drawing (Number of days)
Drawing Repayment Date

Proceeds of this drawing are to be credited to the Customer's Nominated Account (as defined in the Agreement).

Section B Repayment Instructions

On the Drawing Repayment Date, NAB is authorised to debit the Customer's Nominated Account (as defined in the Agreement), with the Amount plus the applicable interest, fees and charges.

Section C Borrowing Base Report

D Copy of the Borrowing Base Report relating to this drawing is attached.

We certify the Borrowing Base Report accompanying this request is true and correct as at the date of this request.

Section D Acknowledgement and Authority

We agree and acknowledge that:

•
each of the conditions in the Agreement is satisfied on the date of this request except as otherwise notified to NAB.
•
each of the "Promises we rely on" in the Agreement (including in the Borrowing Base Annexure) are true in respect of the facts existing at the date of this request.
•
NAB may amend this request to reduce the amount of the proposed drawing in accordance with the terms of the Borrowing Base Annexure.

This request is governed by the terms and conditions of the Agreement. This request is irrevocable.

For and on behalf of

(Full name and ACN/ABN of applicant) By:

(Authorised Signature) (Authorised Signature)

(Name in block letters) (Name in block letters)

MULTI-OPTION FACILITY SPECIFIC CONDITIONS

14.
ADDITIONAL CONDITIONS PRECEDENT

The following additional conditions precedent apply to the initial Drawing:

(a)
if an Asset Finance Facility is listed as one of the Facilities subject to the Multi-Option Facility, NAB receiving the duly executed Master Asset Finance Agreement; and

(b)
if a Credit Card Facility is listed as one of the Facilities subject to the Multi-Option Facility, NAB receiving all of the duly executed Transaction Specific Documents necessary to establish the Credit Card Facility, in form and substance satisfactory to NAB.

15.
USE OF MULTI-OPTION FACILITY
(a)
The Borrower may allocate the initial Facility Limit for each of the Facilities subject to the Multi-Option Facility, provided that:

(i)
the aggregate of the Facility Limits for each of the Facilities subject to the Multi

Option Facility do not exceed the Multi-Option Facility Limit; and

(ii)
the Facility Limit for each Facility subject to the Multi-Option Facility does not exceed the Maximum Facility Limit for that Facility.

(b)
The Borrower must notify NAB, by submitting a request to NAB in the form set out in Annexure A, of its initial allocation of the Facility Limit for each of the Facilities subject to the Multi-Option Facility before the initial Drawing under any of the Facilities subject to the Multi-Option Facility.

(c)
Once allocated, any subsequent change to the Facility Limit for any of the facilities subject to the Multi-Option Facility must be made in accordance with clause 3 ( Change of Facility Limits).

(d)
The Borrower must ensure, at all times, that:

(i)
the aggregate of the Balance Owing for each of the Facilities subject to the Multi

Option Facility do not exceed the Multi-Option Facility Limit; and

(ii)
the Balance Owing for each of the Facilities subject to the Multi-Option Facility does not exceed the Facility Limit for that Facility.

16.
CHANGE OF FACILITY LIMITS
(a)
The Borrower may apply to NAB at any time, by submitting a request to NAB in the form set out in Annexure A, to change the Facility Limit applicable to any of the Facilities subject to the Multi-Option Facility, provided that following the change:
(i)
the aggregate of the Facility Limits for each of the Facilities subject to the Multi Option Facility do not exceed the Multi-Option Facility Limit;
(ii)
the Facility Limit for each Facility subject to the Multi-Option Facility does not exceed the Maximum Facility Limit for that Facility;

(iii)
the aggregate of the Balance Owing for each of the Facilities subject to the Multi Option Facility do not exceed the Multi-Option Facility Limit; and

(iv)
the Balance Owing for each of the Facilities subject to the Multi-Option Facility does not exceed the Facility Limit for that Facility.

(b)
NAB may, at its discretion, approve or decline any application made by the Borrower pursuant to clause 3(a)." '

(c)
Costs may apply to a change to a Facility Limit under the terms of the relevant Facility.

17.
EFFECTIVE DATE FOR CHANGE

If approved by NAB in writing, any change to a Facility Limit will take effect on and from the date and on the terms agreed by NAB and the Borrower. •

18.
CANCELLATION

The Multi-Option Facility Limit automatically reduces:

(a)
by the amount of any cancellation or reduction; and

(b)
on the date and by the amounts specified in the Amortisation Schedule (if any), for any Facility subject to the Multi-Option Facility.
19.
TERMINATION OF THE MULTI-OPTION FACILITY

On and from the Termination Date for the Multi-Option Facility:

(a)
these Multi-Option Facility Specific Conditions will cease to apply to the Facilities subject to the Multi-Option Facility;

(b)
the respective Facility Limits for each of the Facilities subject to the Multi-Option Facility will be fixed at the Facility Limit for that Facility which is current as at the day falling immediately before the Termination Date adjusted to take into account any cancellation under clause 5 (Cancellation); and

(c)
each of the Facilities subject to the Multi-Option Facility will continue to be governed by the Specific Conditions or, if no Specific Conditions apply, the separate terms and conditions applicable to them.

20.
ASSET FINANCE FACILITY AND CREDIT CARD FACILITY
(a)
. If an Asset Finance Facility or a Credit Card Facility is listed as one of the Facilities subject to the Multi-Option Facility, the separate terms and conditions applicable to the Asset Finance Facility or Credit Card Facility (as the case may be) apply in addition to the terms of this document.

(b)
The Borrower acknowledges that any Asset Finance Facility is uncommitted and that NAB is under no obligation to approve a proposed Drawing under an Asset Finance Facility even if the Available Facility is equal to, or will not be exceeded by, the provision of that Drawing.
21.
OTHER FACILITIES

In the case of a Facility (other than an Asset Finance Facility or a Credit Card Facility) listed as a Facility subject to the Multi-Option Facility, the Specific Conditions for that Facility apply to that Facility in addition to these Multi-Option Facility Specific Conditions.

22.
DEFINITIONS

For the purposes of these Multi-Option Facility Specific Conditions:

Available Facility means, at any time in respect of any of the Facilities subject to the Multi-Option Facility, the Facility Limit for that Facility minus the Balance Owing for that Facility at that time.

Facilities subject to the Multi-Option Facility means the facilities specified as such in the Details for the Multi-Option Facility.

Maximum Facility Limit means, for a Facility subject to the Mu/ti-Option Facility, the maximum facility limit specified in the Details for that Facility, as reduced, cancelled or varied from time to time in accordance with this document.

Multi-Option Facility means any Facility titled "Multi-Option Facility" in the Details.

Multi-Option Facility Limit means the multi-option facility limit specified in the Details for the Multi Option Facility, as reduced, cancelled or varied from time to time in accordance with this document.

ANNEXUREA

To: National Australia Bank Limited (NAB)

Finance Agreement dated [] between insert name and ACN] (the Company) and NAB (the

•Agreement)

[Request to allocate Facility Limits] [Request to change Facility Limits]

We refer to the Multi-Option Facility Specific Conditions forming part of the Agreement.

This is a request to [allocate the initial Facility Limit for each of the Facilities subject to the Multi-Option Facility] [change the Facility Limit applicable to any of the Facilities subject to the Multi-Option Facility].

We wish to apply for the Facility Limit for each of the Facilities subject to the Multi-Option Facility to be [allocated] [changed] as follows:

Facility A: [Facility Limit] Facility B: [Facility Limit] Facility C: [Facility Limit]

Executed by [insert name of company] in accordance with Section 127 of the Corporations Act2001

Signature of director Signature of director

Name of director (print) Name of director/company secretary (print)

Executed by [insert name of company] in accordance with Section 127 of the Corporations Act2001

Signature of sole director and sole company secretary

who states that he or she is the sole director and the sole company secretary of the company

Name of sole director and sole company secretary (print)

Signed by [insert name of signatory] in the presence of

Signature of witness Signature

Name of witness (print)

The common seal of Insert name of company] is fixed to this document in accordance with its constitution in the presence of

Signature of director Signature of director/company secretary

Name of director (print) Name of director/company secretary (print)

The common seal of [insert name of company] is fixed to this document in accordance with its constitution in the presence of

Signature of sole director and sole company secretary who states that he or she is the sole director and the sole company secretary of the company)

Name of sole director and sole company secretary (print))

NAB CORPORATE MARKETS LOANSPECIFIC CONDITIONS

1.
ADDITIONAL CONDITIONS PRECEDENT

The following additional conditions precedent apply in relation to any Drawing:

(a)
The proposed Drawing is allocated to a Corporate Markets Loan Component by either:

(i)
the Borrower giving NAB at least 1 Banking Day prior written notice before the proposed Drawdown Date (which notice will be irrevocable once given); or

(ii)
NAB in accordance with this document.

(b)
The allocation of Drawings to each Corporate Markets Loan Component is such that:

(i)
the initial Drawing does not occur before the Commencement Date (if any) or after the Last Date for Initial Drawdown (if any);

(ii)
the Maturity Date for each Drawing always occurs on the last day of a Pricing Period;

(iii)
each of the Maturity Date and the last day of a Pricing Period for any Drawing are not later than the Expiry Date for the Facility;

(iv)
the total of all outstanding Drawings does not exceed the Facility Limit;

(v)
the total of all outstanding Drawings allocated to the Floating Amount or the Cap Amount does not exceed the corresponding Corporate Markets Loan Component Limit;

(vi)
the total of all outstanding Drawings allocated to the Fixed Amount or the Range Amount is at all times equal to the corresponding Corporate Markets Loan Component Limit; and

(vii)
the terms of any agreed Drawdown Schedule are met.
2.
DRAWING
(a)
Where the total of all Drawings allocated by the Borrower to the Corporate Markets Loan Component(s) pursuant to clause 1(a)(i) is less than the Facility Limit, NAB will allocate the remaining balance of Drawings that have not been allocated by the Borrower to the Floating Amount.

(b)
Unless NAB receives notice from the Borrower in accordance with clause 1(a)(i), any Drawing that has been allocated by the Borrower to the Fixed Amount, Cap Amount or Range Amount will automatically be assigned by NAB to the Floating Amount on the day after the Maturity Date for that relevant Drawing and the Corporate Markets Loan Component Limit for the Floating Amount will automatically increase by the amount (if . any) necessary to accommodate that Drawing.
(c)
Subject to clause 7 (Redraw), any amount repaid or prepaid may not be redrawn.
3.
REPAYMENT AND PREPAYMENT
3.1
Repayment
(a)
The Borrower must make such repayments as are required for the Borrower to comply with the Amortisation Schedule (if any).

(b} The Borrower must repay to NAB the Amount Owing in respect of the Facility in full on the Termination Date.

(c) The Borrower irrevocably authorises NAB to debit to the Nominated Account any amounts payable or requested to be paid by the Borrower in relation to the Facility, including repayments, prepayments, interest, fees and charges, taxes, enforcement expenses and any amount payable under an indemnity.

3.2
Prepayment

The Borrower may prepay all or any part of the Balance Owing:

(a)
to the extent it is subject to the Floating Rate or a Cap Rate provided that the Borrower gives NAB at least 1 Banking Day prior written notice; and

(b)
otherwise, provided that the Borrower:

(i)
gives NAB at least 7 days prior written notice; and

(ii)
pays all Economic Costs (if any) and other applicable fees specified in the Details.

WARNING: Economic costs can be high and may increase the amount owed. You can ask NAB at any time for an estimate of economic costs.

4.
CANCELLATION AND REDUCTION OF LIMITS
(a)
NAB may cancel the Available Facility on the Last Date for Initial Drawdown (if any).

(b)
The Borrower may cancel all or any part of the Available Facility (including any undrawn Corporate Markets Loan Component Limit) at any time.

(c)
The Facility Limit and the relevant Corporate Markets Loan Component Limit(s) automatically reduce:

(i)
by the amount of any cancellation or reduction; and
(ii)
on the dates and by the amounts specified in the Amortisation Schedule (if any).

(d)
If a Facility Limit or any other limit applicable to the Facility is scheduled to change on a day that is not a Banking Day, that change will not take effect until the following Banking Day unless otherwise stated in these NAB Corporate Markets Loan Specific Conditions or unless otherwise agreed, and interest, fees and charges will be payable accordingly.

5.
INTEREST
5.1
Pricing Period
(a)
Each Facility will have one Pricing Period at a time, which will apply to all Corporate Markets Loan Components at the same time. Subject to clauses 5.1(d) and (e), each Pricing Period will be of the same length, unless otherwise agreed by NAB.
(b)
The Interest Rate applicable to each Drawing made during a Pricing Period will be determined as of the first day of that Pricing Period.

(c)
If a Pricing Period is shorter than 3 months, a Reset Margin will apply.

(d)
NAB can adjust a Pricing Period where necessary so that:

(i)
the first Pricing Period commences on the first Drawdown Date;

(ii)
a subsequent Pricing Period commences on the day after the expiry of the preceding Pricing Period;

(iii)
a Pricing Period starts on a Banking Day;

(iv)
a Pricing Period does not end after the Expiry Date;

(v)
when a Pricing Period ends it does not result in the Facility Limit or any Corporate Markets Loan Component Limit being exceeded at any time; and
(vi)
the terms of any agreed Drawdown Schedule are met.

(e)
For the avoidance of doubt, if a Pricing Period ends on a day that is not followed by a Banking Day, NAB may extend that Pricing Period accordingly (except where this would be contrary to clause 5.1(d)(iv) above, in which case NAB may shorten the Pricing Period).
5.2
Interest Rate
(a)
For each Corporate Markets Loan Component that is:

(i)
part of the Fixed Amount, the Interest Rate for a Pricing Period is the relevant Fixed Rate;

(ii)
the Floating Amount, the Interest Rate for a Pricing Period is the Floating Rate;

(iii)
part of the Cap Amount, the Interest Rate for a Pricing Period is the lower of the relevant Cap Rate and the Floating Rate; and

(iv)
part of the Range Amount, the Interest Rate for a Pricing Period is the Range Rate.

(b)
Provided no Default is continuing, the Interest Rate that applies to a Corporate Markets Loan Component for a Pricing Period remains constant during the term of that Pricing Period, whether or not further Drawings or repayments are made.

(c)
The Interest Rate used to calculate the interest payable for a Facility in relation to .a Pricing Period:

(i)
will be the weighted average of the interest rates applicable to each Corporate Markets Loan Component for that Pricing Period;

(ii)
unless otherwise stated, will be confirmed by NAB in writing generally within 7 Banking Days after the start of the Pricing Period; and

(iii)
will be recalculated by NAB and may change for the remainder of a Pricing Period if repayments or further Drawings are made during that Pricing Period.

(d)
Generally, the Interest Rates, as a percentage rate, applicable to a Facility will be set out in the Drawdown Schedule. Where a percentage rate is not set out in the Drawdown Schedule for an applicable .Interest Rate or where the percentage rate is stated to be 'indicative only', the Interest Rate will be the rate NAB advises as determined by NAB on or before the day the first Drawing is made under the Facility.

(e)
On the date the first Drawing is made under the Facility, the Borrower can contact NAB before the first Drawing is made to ascertain the Interest Rate that will apply to the first Pricing Period. •

(f)
The rate quoted by NAB is only valid for, and only applies to, the Drawing if the Borrower makes its first Drawing by 3.30 p.m. Sydney time and will lapse if the Drawing is not made by 3.30 p.m. Sydney time.

(g)
The Borrower can contact NAB to confirm the Interest Rate applying to a Pricing Period.
5.3
Payment of Interest
(a)
Interest for each day is calculated by applying the Daily Interest Rate to the Balance Owing at the end of that day (excluding any amount to which a Default Interest Rate applies).

(b)
The Borrower must pay accrued interest in respect of:

(i)
each Pricing Period, on the first or second Banking Day (as advised by NAB) after the expiry of that Pricing Period; and

(ii)
the last Pricing Period, for the period up to and including the Termination Date, on
•
the Termination Date.

6.
ECONOMIC COSTS AND ECONOMIC BENEFITS

WARNING: Economic costs can be high and may increase the amount owed. You can ask NAB at any time for an estimate of economic costs.

(a)
If an Economic Event occurs, Economic Costs or Economic Benefits may arise.

(b)
NAB determines the amount of Economic Benefits by determining the net amount of returns and gains obtained by it in connection with the Economic Event including any amount determined by it to have been gained by reason of:

(i)
changes in the rates applicable to the Facility (all other things being equal); or

(ii)
the liquidation of deposits or other funds, or the termination or reversing of any swap or option agreement or other agreement or arrangement entered into by NAB (either generally in the course of its business or specifically in connection with this document) to fund or maintain the Facility or to hedge, fix or limit its effective cost of funding in relation to the Facility.

(c)
NAB will notify the Borrower of the amount of any Economic Benefits that arise, as determined by it in accordance with this clause, and will pay the Borrower that amount within 7 Banking Days of such notification.

(d)
Economic Costs are calculated and are payable in accordance with the General Terms.
7.
REDRAW

WARNING: Before redrawing, the Borrower should consider the financial and taxation consequences of redrawing and, if unsure, should consider obtaining independent financial and/or taxation advice.

(a)
The Borrower may redraw up to the amount by which the Floating Amount or the Cap. Amount is less than the relevant Corporate Markets Loan Component Limit.

(b)
The Borrower must not redraw or request to redraw if anything has occurred that could materially affect its ability to repay the Amount Owing, as it will exist after the redrawing, in accordance with the terms of this document.
8.
PREMIUM PAYABLE ON TERMINATION

If the Facility terminates before all instalments are paid, then the Borrower must pay NAB the full amount of the Premium (if any) less any instalments paid before such termination.

9.
FEES AND MARGINS
9.1
Facility Fee

The Facility Fee is payable in arrears, from the date of establishment of the Facility, on the first Banking Day following the end of each Pricing Period and on the Termination Date. This fee is calculated on a daily basis on the Facility Limit on the basis of a 365 day year and the actual number of days elapsed.

9.2
Undrawn Fee

The Undrawn Fee is payable in arrears, from the date of establishment of the Facility, on the first Banking Day following the end of each Pricing Period, and on the Termination Date. This fee is calculated on a daily basis on the Available Facility on the basis of a 365 day year and the actual number of days elapsed.

9.3
Reset Margin
(a)
A Reset Margin is applicable when the Pricing Period is, or becomes, shorter than 3 months.

(b)
The Reset Margin set out in the Details is indicative only. The actual Reset Margin (if any) for a Pricing Period will be as determined by NAB on the commencement of that period, will be advised to the Borrower in writing shortly after the commencement of that period and will be fixed for that period.

(c)
Subject to clause 9.3(b}, if a Reset Margin is applicable to a Facility, NAB may vary the rate of the Reset Margin from time to time. NAB publishes Reset Margin rates periodically on nab.com.au.

(d)
The Reset Margin will be payable in arrears, from the date of establishment of the Facility:

(i)
on the first Banking Day following the end of each Pricing Period;

(ii)
on the Termination Date; and

(iii)
upon the early repayment of all or part of the Facility or a NAB Corporate Markets Loan Component.

(e)
The Reset Margin is calculated on a daily basis on the Balance Owing on the basis of a 365 day year and the actual number of days elapsed.
10.
DEFINITIONS

For the purposes of these NAB Corporate Markets Loan Specific Conditions:

Availability Period means, in respect of the Facility, the period from the date of this document to the Termination Date.

Available Facility means, in respect of the Facility at any time, the Facility Limit less the Balance Owing at that time. •

Banking Day means a day other than a Saturday or Sunday, or a day gazette as a public holiday in Sydney or every state and territory of Australia.

BBSY for a Pricing Period means:

(a)
the rate determined by NAB which is equal to the higher of zero and the "bid rate" administered by ASX Benchmarks displayed on page BBSY of the Thomson Reuters Screen on the first day of that Pricing Period for a period equal to that Pricing Period (or where the Pricing Period is less than 1 month, a period of 1 month) and which starts on that day; or

(b)
if the rate for a Pricing Period cannot be determined in accordance with the paragraph above or if, in NAB's reasonable opinion, the rate becomes inappropriate, the rate reasonably determined by NAB to be the appropriate equivalent rate having regard to the prevailing market.

Cap Amount means the part of the Facility that is subject to either a Cap Rate or the Floating Rate, depending on their value, as determined in accordance with this document.

Cap Rate means, in respect of each Cap Rate Corporate Markets Loan Component, the Cap Rate specified in the relevant Drawdown Schedule or as otherwise determined in accordance with this document.

Corporate Markets Loan Component means the Floating Amount and each separate component (if any) of the Fixed Amount, Cap Amount and Range Amount.

Corporate Markets Loan Component Limit means, in respect of the:

(a)
Floating Amount, the maximum aggregate sum that may be drawn down under the Floating Rate Corporate Markets Loan Component;

(b)
Fixed Amount, the maximum aggregate sum that may be drawn down under one or more Fixed Rate Corporate Markets Loan Components;
(c)
Cap Amount, the maximum aggregate sum that may be drawn down under one or more Cap Rate Corporate Markets Loan Components; and
(d)
Range Amount, the maximum aggregate sum that may be drawn down under one or more Range Rate Corporate Markets Loan Components,

as initially set out in the Details and subsequently set out in the Drawdown Schedule for a Corporate Markets Loan Component, as amended from time to time.

Drawn Margin means, in relation to the Facility, the drawn margin (if any) specified in the Details.

Economic Benefit means the amount determined in accordance with clause 6(b).

Facility Fee means, in relation to a Facility, the facility fee (if any) specified in the Details.

Fixed Amount means the part of the Facility that is subject to a Fixed Rate.

Fixed Rate means, in respect of each Fixed Rate Corporate Markets Loan Component, the Fixed Rate specified in the relevant Drawdown Schedule or as otherwise determined in accordance with this document.

FD<ed Rate Period means, in relation to a Drawing that has been allocated to the Fixed Amount, the period during which a Fixed Rate applies to that Drawing.

Floating Amount means the part of a Facility that is subject to the Floating Rate only.

Floating Rate means, in respect of a Facility, the rate specified in. the Details.

Floor Rate means, in respect of the Range Rate Corporate Markets Loan Component, the Floor Rate specified in the relevant Drawdown Schedule or as otherwise determined in accordance with this document.

Funding Margin means, in relation to the Facility, the funding margin specified in the Details for that Facility or as otherwise agreed.

Last Date for Initial Drawdown means the date listed as the last date for initial drawdown (if any) in the Details (as amended from time to time).

Maturity Date means the date on which a Fixed Rate Period or Range Rate Period is due to expire.

Premium means the "Cap/Range Rate Premium" specified in the Details.

Pricing Period means a period determined in accordance with the Details and clause 5.1, as adjusted in accordance with clauses 5.1(c) and (d).

Range Amount means the part of a Facility that is subject to a Range Rate.

Range Rate means, in respect of each Range Rate Corporate Markets Loan Component:

(a)
the relevant Floor Rate, if the Floating Rate prevailing on the first day of the Pricing Period is less than the Floor Rate; or

(b)
• the relevant Cap Rate, if the Floating Rate prevailing on the first day of the Pricing Period is greater than the Cap Rate; or

(c)
the Floating Rate, in any other case.

Range Rate Period means, in relation to a Drawing that has been allocated to the Range Amount, the period during which the Range Rate applies to that Drawing.

Reset Margin means, in relation to a Facility, the reset margin (if any) determined in accordance with clause 9.3.

Undrawn Fee means, in relation to a Facility, the undrawn fee (if any) specified in the Details.

OVERDRAFT FACILITY SPECIFIC CONDITIONS

1.
ADDITIONAL CONDITIONS PRECEDENT

The Facility must, at all times, be linked to an approved transaction account held with NAB solely in the Borrower's name (or if there are two or more Borrowers, held jointly by each Borrower) and not with any other person.

2.
DRAWING

Any amount paid or repaid to the credit of the Facility is available for redraw in accordance with the terms of this document.

3.
REPAYMENT AND CANCELLATION
3.1
Repayment

The Borrower must repay all or part of the Balance Owing on demand by NAB.

3.2
Cancellation
(a)
The Facility can be cancelled or the Facility Limit reduced by NAB or the Borrower at any time, even if it has an Expiry Date and even if this means the new Facility Limit is lower than the Balance Owing.

(b)
The Facility Limit automatically reduces by the amount of any cancellation or reduction.
4.
INTEREST
4.1
Payment of Interest

The Borrower must pay:

(a)
all accrued interest on the last Business Day of each month (excluding interest for that day, which is included in the amount payable in the following month); and

(b)
all accrued but unpaid interest on the Termination Date.
4.2
Calculation of Interest
(a)
Unless otherwise provided, interest for each day is calculated by applying the Daily Interest Rate to the Balance Owing at the end of that day (excluding any amount to which a Default Interest Rate applies).

(b)
Where tiered interest rates apply (see Details), clause 4.2(a) does not apply and the interest for each day is the aggregate of:
(i)
the Daily Interest Rate for Tier One, multiplied by that part of the Balance Owing at the end of that day that falls within Tier One; and

(ii)
the Daily Interest Rate for Tier Two, multiplied by that part of the Balance Owing at the end of that day that falls within Tier Two,

in each case excluding any amounts to which the Default Interest Rate applies.·

5.
FARM MANAGEMENT ACCOUNT OVERDRAFT FACILITY

If a Facility is a Farm Management Account Overdraft Facility, NAB may require that all, or an agreed part, of the Borrower's gross business income is credited to the Loan Account.

. 6. DEFINITIONS

For the purposes of these Overdraft Facility Specific Conditions:

Available Facility means, in respect of a Facility at any time, the Facility Limit less the Balance Owing at that time.

Availabili4' Period means, in respect of a Facility, the period from the date of this document to the Termination Date.

Facility means a facility in respect of which these Overdraft Facility Specific Conditions apply, as stated in the Details.

Fann Management Account Overdraft Facility means any Facility titled "Farm Management Account Overdraft Facility'' in the Details.

Tier One means the tier one amounts in respect of a Facility specified in the Details.

Tier Two means tier two amounts in respect of a Facility specified in the Details.

GENERAL CONDITIONS -

FINANCE AGREEMENT

General Conditions - Table of Contents

1.
ABOUT THIS DOCUMENT ................................................................, 71
2.
FACILITIES 85
3.
CONDITIONS PRECEDENT 85
4.
REPAYMENT.................., 87
5.
CANCELLATION AND PREPAYMENT 87
6.
INTEREST 88
7.
PARTNERS, RESPONSIBLE ENTITIES AND TRUSTEES 88
8.
REPRESENTATIONS AND WARRANTIES 89
9.
UNDERTAKINGS 92
10.
FINANCIAL COVENANTS AND HEDGING 96
11.
. EVENTS OF DEFAULT 96
12.
APPOINTMENT OF CONSULTANTS 98
13.
CHANGE OF CONTROL 99
14.
REVIEW 99
15.
OPEN TREASURY TRANSACTIONS 100
16.
COSTS AND TAXES 101
17.
FEES 101
18.
PAYMENTS 101
19.
GST........................................................................................................•.. .....• 102
20.
INCREASED COSTS 102
21.
ECONOMICCOSTS 103
22.
CURRENCY INDEMNITY 104
23.
OTHER INDEMNITIES 104
24.
SET-OFF 105
25.
LIABILITY FOR REGULATORY EVENTS 105
26.
ANTI-MONEY LAUNDERING 105
27.
GUARANTEE AND INDEMNITY 106
28.
POWER OF ATTORNEY 108
29.
ASSIGNMENT AND CHANGES TO THE OBLIGORS 108
30.
CONFIDENTIALITY 110
31.
COMMUNICATIONS AND NOTICES 111
32.
ACCOUNTS AND CERTIFICATES 112
33.
ACCOUNTING FOR TRANSACTIONS 112
34.
STATEMENTS OF ACCOUNT 113
35.
BANKING CODE OF PRACTICE 113
36.
GENERAL PROVISIONS 113
37.
GOVERNING LAW AND JURISDICTION 115
38.
ACKNOWLEDGEMENT 115

ANNEXURES 117

GENERAL TERMS

1.
ABOUT THIS DOCUMENT
1.1
Interpretation rules and inconsistency
(a)
Interpretation rules are set out in clause
1.4
(Interpretation).

(b)
Rules to govern any inconsistency between provisions of this document or between this document and other documents are set out in clause 1.5

(lnconsistencYJ.

1.2
This document

This document is comprised of the following parts:

(a)
Details;

(b)
Schedule;

(c)
Property Conditions (if applicable);

(d)
Specific Conditions; and

(e)
General Conditions - Finance Agreement (including the Annexures).

1.3
Definitions

In this document, capitalised terms have the following meanings:

Accession Letter means a document substantially in the form set out in Annexure 4 (Form of Accession Letter).

Additional Borrower means a company which becomes an Additional Borrower in accordance with clause 29 (Assignment and Changes to the Obligors).

Additional Cross-Guarantor means a company which becomes an Additional Cross-Guarantor in accordance with clause 29 (Assignment and Changes to the Obligors).

Additional Security Provider means a person who becomes an Additional Security Provider in accordance with clause 29 (Assignment and Changes to the Obligors).

Affiliates means, in respect of an entity, each Related Body Corporate and each Related Entity of that entity and each Subsidiary of that entity (if not also a Related Body Corporate or a Related Entity of that entity).

Agency means any government or any governmental, semi-governmental or judicial entity or other authority. It also includes any self-regulatory organisation established under law.

Amortisation Schedule means, at any time, in respect of a Facility, the amortisation details specified in the Details (if any), as may be amended or replaced.

Amount Owing means all money which a Borrower (whether alone or not) is, or at any time may be, liable to pay NAB for any reason whatsoever under or in connection with the Finance Documents including the aggregate face value of any unmatured bills, the maximum amount payable by NAB under any Bank Guarantees or Letters of Credit and money by way of principal, interest, fees, Costs, indemnity, charges, duties or expenses irrespective of whether the liability is:

(a)
present or future;

(b)
actual, prospective, contingent or otherwise;

(c)
ascertained or unascertained;

(d)
in existence before or comes into existence on or after the date of this document; or

(e)
a combination of any or all of the above.

Asset Finance Facility means any Facility titled "Asset Finance Facility" in the Details.

ASIC means the Australian Securities and Investments Commission.

ASX means the Australian Securities Exchange.

Authorisation means:

(a)
any authorisation, consent, approval, resolution, license, exemption, filing, lodgment or registration required by any Agency or any law; or

(b)
in relation to anything which is prohibited or restricted by law if an Agency takes certain actions within a specified period, the expiry of that period without the Agency taking that action.

Authorised Officer means, in respect of an Obligor:

(a)
a director; or

(b)
a person appointed by that Obligor to act as such for that Obligor under a Finance . Document to which it is expressed to be a party, •

and whose specimen signature in that appointed capacity has been provided to NAB and who has satisfied any required Client Identification Checks.

Availability Period in respect of a _Facility, has the meaning given to it in the Specific Conditions for that Facility.

Available Facility in respect of a Facility, has the meaning given to it in the Specific Conditions for that Facility.•

Balance Owing:

(a)
in respect of a Facility, other than a Facility listed in paragraph (b) or (c)• below, means:

(i)
for a Loan Account, at any time, the difference between all amounts credited and all amounts debited to that Loan Account at that time;

(ii)
for a Drawing, at any time, the amount of the Drawing less any amounts of principal repaid in relation to the Drawing;

(iii)
for a Facility with ·multiple Loan Accounts or Drawings, the sum of the amounts calculated by reference to paragraph (a) or (b) as appropriate for each such Loan Account or Drawing,

to the extent that such amount is a debit balance. Where this amount is to be calculated for the end of a day, it includes all debits and credits assigned to that day;

(b)
in respect of a Credit Card Facility, at any time, means the unpaid balance (including fees and charges) on each "account'' (as defined in the seperate terms and conditions for the relevant Credit Card Facility) at that time; and
(c)

in respect of an Asset Finance facility, at any time, means the aggregate of:

(i)
the "loan balance" under each "loan agreement" at that time; and

(ii)
the amount calculated by NAB under each "lease agreement" and '"hire purchase agreement" as representing the aggregate at that time of:

(A)
the total "rental instalments" payable over the remaining part of the "term"; plus

(B)
the "residual value" (if any); plus

(C)
any other amount due and payable but not paid at that time; less

(D)
the amount of interest attributed to the "rental instalments" falling due and payable after that time,

where each term within inverted commas has the meaning given to it in the Master Asset Finance Agreement.

Bank Guarantee means a bank guarantee, if any, issued by NAB under or in connection with this document.

Beneficiary means any beneficiary under a Trust.

Bill Facility means any Facility with the words "Bill Facility" in its title as stated in the Details.

Borrower means an Original Borrower or an Additional Borrower.

Business Day means a day other than a Saturday, Sunday or public holiday in every state and territory of Australia.

Change of Control has the meaning described in clause 13 (Change of Control).

Client Identification Checks means, at any time, any client identification or similar checks or procedures required in connection with any law or NAB's policies and procedures from time to time.

Commercial Consignment has the meaning given in the PPSA.

Compliance Certificate means a certificate in substantially the form of Annexure 2 setting out (in reasonable detail) computations as to compliance with clause 10.1 (Financial Covenants) as at the applicable date or for the applicable period and confirming that no Default or Review Event (if any) is continuing, signed by two Authorised Officers of the Obligor and otherwise in form and substance satisfactory to NAB.

Compliance Committee means, in respect of a Scheme, the compliance committee of the Scheme established in accordance with Part 5C.5 of the Corporations Act.

Compliance Plan means, in respect of a Scheme, the plan complying with Part 5C.4 of the Corporations Act and lodged with ASIC under section 601EA of the Corporations Act.

Constitution means, in respect of a Scheme, the constitution of the Scheme made by the Responsible Entity from time to time and, at the date of this document, having the details set out in the Schedule.

Contested Tax means a Tax payable by an Obligor where the Obligor:

(a)
is contesting the liability in good faith and in accordance with proper procedures;

(b)
. is not required by applicable law to pay the Tax prior to contesting its liability; and

(c)
has satisfied NAB that it has set aside sufficient reserves of liquid assets to pay the Tax and any fine, penalty or interest payable if the contest is unsuccessful.

Controller has the meaning given to the term in the Corporations Act.

Corporations Ad means the Corporations Act 2001 (Cth).

Costs means costs, charges, fees and expenses, including those incurred in connection with NAB's internal and external legal advisers (on a full indemnity basis) and professional consultants.

Credit Card Facility means any Facility titled "NAB Qantas Business Signature Card Facility" or "NAB Business Card Facility" in the Details.

Cross-Guarantor means an Original Cross Guarantor or an Additional Cross-Guarantor, unless it has ceased to be a Cross-Guarantor in accordance with clause 29 (Assignment and Changes to the Obligors).

Custodian means, at any time, the custodian of the Scheme Property from time to time and, at the date of this document, is the person identified as such in the Schedule, if any.

Custody Agreement means, in relation to a Scheme, the agreement between the Responsible Entity and the Custodian from time to time and, as at the date of this document, the agreement described as such in the Schedule, if any.

Customer Margin means, in respect of a Facility, the customer margin specified in the Details for that Facility or as otherwise agreed.

Dally Interest Rate means, for any day:

(a)
in relation to a Global Trade Finance Facility, the Interest Rate applying to the Facility or Drawing (as the case may be) on that day divided by 360 or, in the case of Dollars or any other currency for which the relevant interbank market practice differs, 365; and

(b)
in relation to any other Facility (or any part of such a Facility), the Interest Rate applying to the Facility (or that part of the Facility) on that day divided by 365.

Deed of Cross Guarantee means a deed substantially in the form of a proforma deed issued or otherwise approved by ASIC in order to satisfy ASIC class order eligibility requirements for relief from certain Corporations Act financial. Reporting obligations.

Default means an Event of Default or a Potential Event of Default.

Default Interest Rate means:

(a)
in respect of a Facility, the default interest rate as formulated in accordance with the Details for that Facility or, if no such rate is described in the Details for that Facility or if the amount is not referable to a particular Facility, the total of NAB's Base Indicator Rate plus a margin of 1% per annum or such lesser margin as NAB elects to apply; and

(b)
in respect of any amount payable under a Finance Document that is not in respect of a particular Facility, such as a fee incurred in connection with engaging a professional consultant, the default 'interest rate under any Facility NAB may select,

or as otherwise agreed or amended as contemplated in this document

Deposit Letter means a security agreement in the form required by NAB from time to time which grants NAB an Encumbrance over a deposit account.

Details means, at any time, the details set out in the Facility Details section of this document, as may be amended from time to time as contemplated in this document.

Dollars, Australian Dollars or$ means the lawful currency of Australia, unless otherwise stated in this document.

Drawdown Date means:

(a)
for a Facility other than a Bill Facility, the date on which a Drawing is made; and

(b)
for a Bill Facility, the date on which a bill is accepted, discounted or endorsed under a Facility.

Drawdown Notice means a notice or other communication requesting a Drawing or otherwise giving instructions in relation to a Drawing, in a form and substance acceptable to NAB (including a notice substantially in the form of Annexure 3).

Drawdown Schedule means, in respect of a Facility, the drawdown schedule specified in the Details for that Facility (if any) or any drawdown schedule provided to the relevant Borrower by NAB.

Drawing means, in respect of a Facility, a provision of financial accommodation (including, if applicable, the acceptance, discounting and endorsement of bills and the issue of Bank Guarantees and Letters of Credit) under that Facility.

Economic Costs has the meaning described in clause 21.

Economic Event has the meaning described in clause 21.

Encumbered Property means any asset, property or right the subject of an Encumbrance under a Security Document.

Encumbrance means:

(a) a security agreement, bill of sale, mortgage, charge, pledge, lien, trust or other security interest securing any obligation of any person and includes a security interest within the meaning of section 12 of the PPSA;

( ) any title retention arrangement;

(c)
any right, interest, agreement, notice or arrangement which has the effect of giving another person a preference, priority or advantage over creditors including any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts or not repayable in certain circumstances;

(d)
any third party right or interest or any right arising as a consequence of the enforcement of a judgment;

(e)
any right that a person (other than the

owner) has to remove something from land (known as a profit a prendre),

easement, public right of way, restrictive covenant, positive covenant, lease 'or license to use or occupy;

(f)
any right of set-off, assignment of income, garnishee order or monetary claim;

(g)
any security deposit; or

(h)
any other agreement, notice or arrangement having a similar effect as any of the items set out in paragraphs (a) to (g) (inclusive) above,

or any agreement or arrangement to create any of them or allow them to exist.

Event of Default means any event or circumstance specified as such in this document or under any other Finance Document.

Expiry Date means, in respect of a Facility, the expiry date (if any) specified in the Details for that Facility.

Facility means each facility referred to in the Details, including each Other Facility.

Facility Component means a Bill Facility Component, NAB Business Markets Facility Component or a Corporate Markets Loan Component, as the case may be, as each of those terms as defined in the relevant Specific Conditions. •

Facility Limit, at any time:

(a)
in respect of a Facility (other than a Facility to which paragraph (b) below applies), means the facility limit specified in the Details for that Facility, as reduced, cancelled or varied from time to time in accordance with this document; and

(b)
in respect of a Facility with scheduled repayments or scheduled reductions of its facility limit, means the sum of:

(i)
the facility limit specified in the Details for that Facility, as reduced, cancelled or varied from time to time in accordance with the document;

(ii)
capitalised interest at that time; and

(iii)
capitalised scheduled fees (which, for the avoidance of doubt, do not include contingent fees).

Fees Guide means NAB's "Business Banking Fees -A guide to fees and charges" as amended or replaced from time to time.

Finance Document means each of the following:

(a)
this document;

(b)
each Compliance Certificate;

(c)
each Hedging Agreement (if applicable);

(d)
each Drawdown Notice, drawdown schedule and amortisation schedule (however described);

(e)
each Transactional Specific Document;

(f)
each Security Document;

(g)
each Accession Letter;

(h)
each Deposit Letter;
(i)

each other document referred to in the "Other Conditions" section of the Details;

1)
any other document or agreement NAB and a Borrower agree in writing is a Finance Document,

and each document, agreement or notice entered into, or given, under or for the purpose of amending, novating or acceding to, any of the above.

Financial Indebtedness means any indebtedness for or in respect of:

(a)
moneys borrowed;

(b)
any amount raised under any acceptance credit, or bill acceptance, discount or endorsement facility;

(c)
any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)
the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with GAAP, be treated as a finance or capital lease;

(e)
receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)
any redeemable shares where the holder has the right, or the right in certain conditions, to require redemption;

(g)
any amount raised under any other transaction (including any forward sale or. purchase agreement) having the commercial effect of a borrowing;

(h)
consideration for the acquisition of assets or services payable more than 90 days after acquisition;

(i)
any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value will be taken into account);

0) any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(k)
the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to G) above,

irrespective of whether the indebtedness is:

(I)
present or future;

(m)
actual, prospective, contingent or otherwise;

(n)
at any time ascertained or unascentained;

(o)
owed or incurred alone or severally or jointly or both with any other person; or

(p)
a combination of any of the above.

Financial Statements means:

(a)
a statement of comprehensive income (otherwise known as a statement of financial performance or profit and loss statement);

(b)
a statement of financial position;

(c)
a statement of cash flow; and

(d)
a statement of changes in equity,

together with any notes to those documents and any accompanying reports, statements, declarations and other documents or information.

Fixed Rate Period means, in respect of a Facility or a Drawing, the period during which a specific interest rate or yield rate will apply and will not change.

Foreign Currency overdraft Facility means any Facility titled "Foreign Currency Overdraft Facility" in the Details.

GAAP means accounting standards, principles and practices applying l;>y law or otherwise which are generally accepted and consistently applied in Australia.

General Conditions means the provisions set out in the General Conditions - Finance Agreement section of this document.

General Tenns means the conditions set out in this General Terms section of the General Conditions - Finance Agreement.

Global Trade Finance Facility means any Facility to which the Global Trade Finance Specific Conditions apply, as stated in the Details.

Goods has the meaning given in the PPSA.

Governing Law Jurisdiction means the jurisdiction specified as such in the Schedule.

Group means each Borrower and each of its Related Bodies Corporate and Subsidiaries (if not also a Related Body Corporate) or the group or groups of entities (if any) listed as such in the Schedule. •

GST means Goods and Services Tax as imposed under the GST Act.

GST Act. means A New Tax System (Goods and Services Tax) Act 1999 (Cth).

Guarantee means (other than in clause 27 (Guarantee and Indemnity)) any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness or to assure any creditor against loss.

Head Company means the head company (as defined in the Tax Act) of a Tax Consolidated Group.

Hedging Agreement means each derivative transaction protecting against or benefiting from fluctuations in any rate or price, which is entered into or to be entered into by an Obligor with NAB, including any novation agreement, master agreement and transaction or confirmation under or relating to them.

Increased Costs has the meaning given to it under clause 20(b).

Indicator Rate means, for any day, in respect of a Facility, the relevant type of indicator rate specified in the Details for that Facility where the amount is as:

(a)
advised in writing by NAB to the relevant Borrowers;

(b)
published or otherwise advised by NAB from time to time on NAB's website; and/or

(c)
advertised by NAB in the local or national press.

Insolvency Event means, in respect of a person, any of the following events:

(a)
it is (or states it is) an insolvent under administration or insolvent (each as defined in the Corporations Act);

(b)
it has an administrator, liquidator, provisional liquidator, Controller or any other kind of insolvency administrator appointed to it or to any part of its property, or they are or any part of its property is placed under any other formal or informal kind of insolvency administration;

(c)
an application is made to a court for an order, or an order is made, that it be wound up;
(h)

it is taken (under section 459F of the Corporations Act) to have failed to comply with a statutory demand;

(i)
it is the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act (or they make a statement from which NAB reasonably deduces it is so subject);

U) it takes any step to obtain protection, or are granted protection, from creditors, under any applicable law;

(k)
it is deregistered for whatever reason;

(I)
it commits an act of bankruptcy within the meaning of Bankruptcy Act 1966 (Cth);

(m)
it becomes a bankrupt as defined in Bankruptcy Act 1966 (Cth) or action is taken which could result in that event;

(n)
it is otherwise unable to pay its debts when they fall due; or

(o)
something having a substantially similar effect to any of the things referred to in paragraphs (a) to (n) (inclusive) happens in connection with it under any law.

(d)

(e)

(f)

(g)

it resolves or take any action to wind up itself up, or otherwise dissolve itself, or it• is otherwise wound up or dissolved, except to reconstruct or amalgamate while solvent on terms pre-approved by NAB in writing;

execution or distress or any other process is levied or attempted or imposed against or over any of its undertaking, property or assets;

a compromise, arrangement, assignment, moratorium or composition is proposed with, or becomes effective in relation to, its creditors or any class of its creditors (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved by NAB in writing);

an application or order has been made (and, in the case of an application, it is not stayed, withdrawn or dismissed within 5 Business Days), a resolution is passed, a proposal is put forward, a meeting is convened, or any other action is taken, in each case in connection with it, which is preparatory to or could result in any of the things referred to in paragraphs (a) to (f) (inclusive) above;

Intellectual Property means all trade secrets, confidential information, know-how, patents, trade marks, designs (whether registered or unregistered), copyright, and computer programs.

Interest Period means, in respect of a Facility, the period for which interest is calculated and charged as stated, or selected if provided for, in this document or as otherwise agreed.

Interest Rate means, at any time in respect of a Facility, the per annum rate of interest applicable to that Facility or part of that Facility as formulated in accordance with the Details for that Facility or as otherwise agreed or amended as contemplated in this document.

Interested Person has the meaning given to that term for the purposes of section 275 of the PPSA, and includes:

(a)
any person granting an Encumbrance;

(b)
a person with another Encumbrance in the same property in which NAB has an Encumbrance;

87

(c)
if a person granting an Encumbrance is a body corporate, an auditor of that person;

(d)
an execution creditor with an interest in the property in which NAB has an Encumbrance;

(e)
an authorised representative of any of the above.

Ipso Facto Event means a Borrower is the subject of:

(a)
an announcement, application, compromise, arrangement, managing controller, or administration as described in section 415D{1), 434J{1) or451E(1) of the Corporations Act; or

(b)
any process which under any law with a similar purpose may give rise to a stay on, or prevention of, the exercise of contractual rights.

Letter of Credit means a documentary letter of credit or a standby letter of credit issued by

_NAB pursuant to a Facility.

Loan Account means an account with NAB for the purposes of recording transactions in connection with a Facility and includes, in relation to an overdraft {including a Foreign Currency Overdraft Facility), the associated transaction account.

Mandatory Prepayment Period means, in respect of a Review Event, the period specified as such in the Schedule which begins on the date on which NAB gives notice to the Borrowers under clause 14.5(c).

Market Rate Facility means any Facility titled "Market Rate Facility" in the Details.

Marketable Security means:

(a)
a "marketable security" as defined in the Corporations Act;

(b)
a negotiable instrument;

(c)
a unit or other interest in a trust, partnership or Registered Scheme; and

(d)
a right or an option in respect of any of paragraphs (a), (b) or {c), whether issued or unissued.

88

Master Asset Finance Agreement means a master asset finance agreement in NAB's standard form.

Material Adverse Effect means any material adverse effect (in the opinion of NAB) on:

(a)
the assets, business, operations, affairs, property, condition (financial or otherwise) or prospects of any Obliger or of the Obligors taken as a whole;

(b)
the ability of an Obliger to perform its obligations under any Finance Document to which it is expressed to be a party; or

(c)
the validity, enforceability or priority of any Finance Document or an Encumbrance provided for by any Finance Document, or the rights or remedies of NAB under any Finance Document.

Material Authorisation means, for an Obliger, any Authorisation required:

(a)
to enable it to lawfully enter into and exercise its rights and comply with its obligations under each Finance Document to which it is expressed to be a party;

(b)
to enable it to own its assets and to carry on its business;

(c)
to make each Finance Document to which it is expressed to be a party admissible in evidence in its jurisdiction of incorporation. •

Material Documen1s means:

(a)
each of the documents (if any) identified as such in the Schedule;

(b)
the constitution of each Obliger that is a corporation or an incorporated association;

(c)
each Trust Deed (if any);

(d)
each Partnership Document (if any);

(e)
each Scheme Document (if any); and

(f)
each other document NAB and a Borrower agree in writing is a Material Document.

89

NAB Business Markets Facility means any Facility titled "NAB Business Markets - Flexible Rate Loan" in the Details.

NAB Corporate Markets Loan means any Facility titled "NAB Corporate Markets Loan" in the Details.

Negotiation Period means, in respect of a Review Event, the period specified as such in the Schedule which begins on the date on which NAB becomes aware of the occurrence of the Review Event.

Nominated Account means, in respect of a Facility, the NAB account described in the Details as being the nominated account for that Facility, or such other bank account nominated from time to time by the relevant Borrower and acceptable to NAB and, on the date of this document, is the bank account described as such in the Details for that Facility.

Obligor means a Borrower, Cross-Guarantor or Security Provider.

Original Borrower means each person listed as a borrower in Item 1 {Obligors and Group) of the Schedule.

Original Cross-Guarantor means each person listed as a cross-guarantor in Item 1 {Obligors and Group) of the Schedule.

Original Obligor means an Original Borrower, Original Cross-Guarantor or Original Security Provider.

Original Security Provider means each person listed as a security provider in Item 1 {Obligors and Group) of the Schedule.

Other Facility means any facility referred to in the Details under the heading "Other Facilities".

Package means any product with the words "Package" or "Multi-Option" in its name.

Partner means, in respect of a Partnership, the relevant Obligor which is a partner in the Partnership.

Partnership means, at any time, a partnership in respect of which an Obligor is a partner at that time and includes each partnership specified in the Schedule.

Partnership Agreement means, in respect of a Partnership, the instrument establishing, or setting out the terms of, the Partnership and

90

any other constituent documents relating to the Partnership.

Partnership Documents means, in respect of a Partnership:

(a)
the Partnership Agreement;

(b)
any other documents described as such in the Schedule; and

(c)
each other document which an Obligor and NAB agree in writing is a Partnership Document.

Partnership Property means, in respect of a Partnership, all assets, rights, property and undertaking which are the subject of the Partnership:

(a)
of whatever kind and wherever situated; and

(b)
whether present or future.

Partnership Provisions means the provisions set out in the Partnership Provisions section of these General Conditions - Finance Agreement (if applicable).

Permitted Disposal means any sale, lease, transfer or other disposal on arm's length terms and for market consideration:

(a)
made with NAB's prior written consent;

(b)
made in the ordinary course of the disposing entity's business and for the purpose of carrying on the disposing entity's ordinary business;

(c)
of assets in exchange for other assets comparable or superior as to type, value and quality and for a similar purpose;

(d)
of obsolete or redundant vehicles, plant and equipment for cash; or

(e)
under a Permitted Encumbrance.

Permitted Encumbrance means:

(a)
any of the following entered into by an Obligor in the ordinary course of its business (as conducted on the date of the agreement):

(i)
a Commercial Consignment of Goods under which that Obligor is the consignee;

91

(ii)
a bailment, hiring arrangement or lease under which that Obliger is the bailee, hirer or lessee, that does not secure payment or performance of an obligation, but which is a PPS Lease;

(iii)
retention of title terms in a contract for the supply of Goods to that Obliger,

(b} any Encumbrance created under a Finance Document;

(c)
any Encumbrance created or subsisting with NAB's prior written consent (as long as any conditions stipulated for that consent are complied with); or

(d)
any lien arising by operation of law (other than the PPSA) and securing obligations which are not overdue.

Permitted Financial Indebtedness means any Financial Indebtedness:

(a)
incurred or subsisting under a Finance Document;

(b)
incurred by an incorporated Obliger in compliance with clause 9(1)(i) (providing Financial Indebtedness); or

(c)
incurred or subsisting with NAB's prior written consent (unless the consent was conditional and any of the conditions are not complied with to the satisfaction of NAB).

Potential Event of Default means any event or circumstance which would, with the lapse of time, the giving of notice, the making of any determination under any Finance Document, the fulfilment of any condition or any combination of any of the foregoing, be an Event of Default.

PPS Lease has the meaning given in the PPSA.

PPSA means the Personal Property Securities Act 2009 (Cth).

Pricing Period means, in respect of a Facility, the period set out in the Specific Conditions for that Facility (if applicable}.

Pricing Review has the meaning given to it in clause 14.1 (Pricing Review Events).

92

Privacy Statement means the statement as contained in Annexure 7.

Property Conditions means the conditions set out in the Property Conditions section of this document (if applicable).

Range Amount has the meaning, if any, set out in the Specific Conditions for a Facility.

Receiver means a receiver, receiver and manager or controller as defined in the Corporations Act.

Recipient has the meaning as given to it in the GST Act.

Registered Scheme means a registered scheme as defined by the Corporations Act.

Regulatory Event means any:

(a)
change in, or introduction of a new, law or other form of regulation;

(b)
change in, or introduction of a new, practice or policy of an Agency;

(c)
investigation into an Obligor or any Related Entity of an Obliger by an Agency; •

(d)
application for or grant of an injunction or order in respect of any Encumbrance, Facility or account held with NAB made by an Agency, or

(e)
change in, or introduction of a new, code of practice or .custom relating to the provision of any Service which a reasonable and prudent banker would comply with,

whether in Australia or elsewhere, that, in NAB's good faith opinion, or that of another financial institution, applies in any way to an Obliger, or Service.

Related Body Corporate means, in respect of an entity, each related body corporate (as defined in the Corporations Act) of that entity.

Related Entity means, in respect of an entity, each related entity (as defined in the Corporations Act) of that entity.

Repricing Date, in respect of a Facility, has the meaning given to it in the Specific Conditions for that Facility (if any).

93

Resignation Letter means a letter substantially in the form set out in Annexure 5 (Form of Resignation Lette)..

Responsible Entity means, in respect of a Scheme, the relevant Obligor which is a responsible entity of the Scheme:

Responsible Entity Provisions means the provisions set out in the Responsible Entity section of these General Conditions - Finance Agreement (if applicable}.

Review Event means each event specified as such in the Schedule.

Schedule means the Key Information section of this document.

Scheme means, at any time, a Registered Scheme in respect of which an Obligor is a responsible entity and includes each Registered Scheme specified in the Schedule.

Scheme Documents means, in respect of a Scheme:

(a)
the Constitution;

(b)
the Compliance Plan;

(c)
any other documents described as such in the Schedule; and

(d} each other document which an Obligor or the Responsible Entity and NAB agree in writing is a Scheme Document.

Scheme Property means, in respect of a Scheme, the scheme property (as defined by the Corporations Act) of the Scheme.

Security Documents means:

(a)
each document, if any, specified as such in the Schedule or specified as such in an Accession Letter;

(b)
each other document which creates an Encumbrance to secure the Amount Owing; and

(c)
each Guarantee or Encumbrance granted in connection with this document.

Security Provider means an Original Security Provider or an Additional Security Provider unless that person has ceased to be a Security Provider in accordance with 29 (Assignment and Changes to the Obligors).

94

Service means any service NAB provides to the Borrower under or in relation to a Facility including making or processing any payment or issuing any document.

Specific Conditions means, at any time, the conditions set out in the Specific Facility Terms section of this document which apply to each Facility (as stated in the Details of that Facility), as may be amended from time to time in accordance with this document.

. Subsidiary has the meaning given to it in the Corporations Act, but as if body corporate includes any entity. It also includes any entity required by GMP to be included in the consolidated annual financial report of an entity or which would be required if that entity were a corporation. A trust or Registered Scheme may be a Subsidiary (and a unit or other beneficial interest in the trust or Registered Scheme is to be treated as a share accordingly} and an entity is to be treated as a Subsidiary of a trust or Registered Scheme as if that trust or Registered Scheme were a corporation.

Superannuation Laws means the Superannuation Industry (Supervision) Act 1993 (Cth}, regulations made under that Act and any other instrument made under that Act or those regulations.

Supply has the meaning given to it in the GST Act.

Tax means any tax, levy, impost, duty or other charge or withholding of a similar nature including any penalty, interest, fine or expense payable in connection with any failure to pay, or any delay in paying, any of the same.

TaxAct means the Income Tax Assessment Act 1936 (Cth) or the Income Tax Assessment Act 1997 (Cth), as the context requires.

Tax Consolidated Group means a "Consolidated Group" or a "MEC Group" (each having the meaning given to it in the Tax Act).

Tax Invoice has the meaning given to it in the GST Act.

Taxable Supply has the meaning given to it in the GST Act.

Tenancy Schedule means a schedule of leases detailing the following information in relation to each of the leases:

(a)
name of each tenant;

95

(b)
area let by each tenant;

(c)
current passing rent paid by each tenant;

(d)
outgoings and outgoing recoveries;

(e)
rental incentives within the next 12 months;

(f)
lease start date;

(g)
lease term;

(h)
lease maturity date;

(i)
option term (if any);

G) rent review details;

(k)
any other material or special clauses or conditions; and

(I)
any other information reasonably requested by NAB.

Termination Date means, in respect of a Facility, the date being the earlier of:

(a)
the Expiry Date, if any, or the last day of a facility term specified for that Facility in the Details;

(b)
the date on which the Facility is cancelled in accordance with the terms of this document;

(c)
the date on which the Amount Owing in respect of that Facility is due and repayable; and

(d)
the date the Facility is terminated under the relevant Transactional Specific Document.

TFA means a tax funding agreement between the members of a Tax Consolidated Group which includes:

(a)
reasonably appropriate arrangements for the funding of tax payments by the Head Company having regard to the position of each member of the Tax Consolidated Group; and

(b)
an undertaking from each member of the Tax Consolidated Group to compensate each other member of the Tax Consolidated Group adequately for loss of tax attributes (including tax losses and

96

tax offsets) as a result of being a member of the Tax Consolidated Group; and

(c)
an undertaking from the Head Company to pay all group liabilities (as described in section 721-10 of the Tax Act) of the Tax Consolidated Group.

Threshold Amount means the amount specified as such in the Schedule.

Transaction Document means a Finance Document or a Material Document.

Transactional Specific Documents means, in respect of a Facility, the standard form documents in connection with that Facility which NAB requires an Obligor to execute or accept under or to establish that Facility.

Trust means, at any time, a trust or settlement in respect of which an Obligor is a trustee at that time and includes each trust specified in the Schedule.

Trust Deed means, in respect of a Trust, the document establishing the Trust and any other constituent document relating to the Trust.

Trust Documents means, in respect of a Trust:

(a)
the Trust Deed;

(b)
all agreements or deeds between unitholders of the Trust;

(c)
any other documents described as such in the Schedule; and

(d)
each other document which an Obligor and NAB agree in writing is a Trust Document.

Trust Property means, in respect of a Trust, all the rights, property and undertaking which are the subject of the Trust:

(a)
of whatever kind and wherever situated; and

(b)
whether present or future.

Trustee means, in respect of a Trust, the relevant Obligor which is a trustee of the Trust.

Trustee Provisions means the provisions set out in the Trustee Provisions section of these General Conditions - Finance Agreement (if applicable).

97

TSA means an agreement between the members of a Tax Consolidated Group which takes effect as a tax sharing agreement under section 721-25 of the Tax Act and complies with the Tax Act and any law in connection with the Tax Act.

Verification Certificate means a certificate substantially in the form of, and with the attachments referred to in, Annexure 1, signed by two directors or a director and company secretary of the Obligor (if the Obligor has more than one director) or by the director of the Obligor (if the Obligor has only one director) and otherwise in form and substance satisfactory to NAB.

1.4
Interpretation
(a)
Unless the contrary intention appears, in this document:
(i)
a reference to an Annexure is a reference to an annexure to these General Conditions - Finance Agreement;
(ii)
assets includes present and future properties, revenues, benefits and rights of every description and a reference to an asset includes any real or personal, present or future, tangible or intangible property or

.asset (including intellectual property) and any right, interest, revenue or benefit in, under or derived from the property or asset;

(iii)
unless the context otherwise requires, a reference to a clause in:

(A)
any Specific Conditions is a reference to a clause in those Specific Conditions;

(B)
the Property Conditions (if applicable) is a reference to a clause in those Property Conditions; and

(C)
any other part of this document is a reference to a clause in these General Terms;

(iv)
a Default (other than an Event of Default) is continuing if it has not been remedied to NAB's satisfaction or waived by NAB in writing and an Event of Default is continuing if it

98

has not been waived by NAB in writing;

(v)
a reference to a Finance Document, a Transaction Document or any other document is a reference to that Finance Document, Transaction Document or other document as amended, novated, supplemented, extended, replaced or restated;

(vi)
the meaning of a term is not limited by specific examples introduced by including, for example, such as or any other similar term;

(vii)
the word law includes common law, principles of equity, and laws made by parliament, listing rules or business rules of a financial market, any regulation, rule, official directive, request or guideline (whether or not having the-force of law) of any Agency and if not having the force of law, with which responsible entities in the position of the relevant party would normally comply;

(viii)
a provision of law is a reference to that provision as consolidated, amended, re-enacted, replaced or varied;
(ix)
NAB includes its successors in title, permitted assigns and permitted transferees;
(x)
the word person includes an individual, a company, a corporation, a firm, a partnership, a joint venture, a body corporate, an unincorporated association, an authority and any combination of the foregoing;

(xi)
a reference to a particular person includes the person's executors, administrators, successors and permitted substitutes (including persons taking by novation) and assigns;
(xii)
a reference to a group of persons is a reference to any two or more of them jointly and to each of them individually;

(xiii)
an agreement, representation or warranty in favour of two or more

99

persons is for the benefit of them jointly and each of them individually;

(xiv)
an agreement, representation or warranty, undertaking, obligation, covenant, indemnity or liability of or by two or more persons binds them jointly and each of them individually but an agreement, representation or warranty, undertaking, obligation, covenant, indemnity or liability of or by NAB binds NAB individually only;

(xv)
a reference to any thing (including an amount) is a reference to the

100

(i)

(ii)

(iii)

101

the Details (and where a Facility comprises part of a Package, the Details relating to the Package prevails over the Details relating to that Facility);

the Property Conditions (if any);

the Specific Conditions (and where a Facility comprises part of a Package, the Specific Conditions relating to the Package prevail over the Specific Conditions relating to that Facility);

102

whole and each part of it, but nothing in this clause 1.4 (Interpretation) implies that the performance of part of an obligation constitutes performance of the obligation;

(xvi)
a reference to a time of day is a reference to the time in Sydney;

(xvii)
a reference to a month means a calendar month and a reference to a quarter means a calendar quarter; and

(xviii)
nothing in this document is to be interpreted against a party on

.the ground that the party put it forward.

(b)
Words importing the singular include the plural and vice versa.

(c)
Words importing a gender include any gender.

103

(c)
(iv)

104

any additional documents referred to in the "Other Conditions" section of the Details;

(v)
the Schedule;

(vi)
the General Terms; and

(vii)
the relevant Fees Guide.

Unless expressly stated otherwise, any inconsistency as between a provision in this document and a provision in any other Finance Document will be resolved, to the extent of the inconsistency, in the following order of priority:

(i)
this document;

(ii)
each Hedging Agreement;

(iii)
each Security Document; and

(iv)
each other Finance Document.

105

(d)
Headings (including those in brackets at the beginning of paragraphs) are for convenience only and do not affect the interpretation of this document.
1.5
Inconsistency
(d)

106

Unless expressly stated otherwise, if there is any inconsistency between a provision in the separate terms and conditions applying to an Asset Finance Facility, Credit Card Facility or Other Facility and the terms of this document, the separate terms and conditions for the Asset Finance Facility, Credit Card

107

(a)

108

For the avoidance of doubt, this clause

1.5
(inconsistency) takes precedence over all Finance Documents in relation to resolving any inconsistencies provided for

109

Facility or Other Facility (as the case may be) prevail to the extent of the inconsistency except that:

110

(b)

111

in the sub-clauses below.

Unless expressly stated otherwise, any inconsistency as between the terms of a Facility will be resolved, to the extent of the inconsistency, in the following order of priority:

(i)

112

113

the Facility Limit for the Asset Finance Facility or Credit Card Facility (as the case may be) may be changed in accordance with the Specific Conditions for a Multi Option Facility; and

114

(ii)
the provisions in this document relating to set-off will prevail.
1.6
Personal Property Securities (PPS) law
(a)
If:

(i)
a PPS Law applies, or will at a future date apply to any of the Finance Documents or any of the transactions contemplated by them, or NAB determines that a PPS Law applies, or will at a future date apply, to any of the Finance Documents or any of the transactions contemplated by them; and

(ii)
in the opinion of NAB (acting reasonably), the PPS Law:

(A)
adversely affects or would adversely affect NAB's security position or the rights or obligations of NAB under or in connection with the Finance Documents; or

(B)
enables or would enable NAB's security position to be improved without adversely affecting the Obligors in a material respect,

NAB may give notice to the Obligors requiring the Obligors to do anything (including amending any Finance Document or executing any new Finance Document) that in NAB's opinion is reasonably necessary to ensure that, to the maximum possible extent, NAB's security position, and rights and obligations, are not adversely affected as contemplated by clause (A) (or that any such adverse effect is overcome), or that NAB's security position is improved as contemplated in clause (B) and the Borrowers must comply with the requirements of that notice within the time stipulated in the notice.

(b)
In this clause 1.6 (Personal Property Securities (PPS} law), PPS Law means:

(i)
the Personal Property Securities Act 2009 (Cth) (PPS Act);
(ii)

115

any regulations made at any time under the PPS Act;

(iii)
any provision of the PPS Act or regulations referred to in clause (ii);

(iv)
any amendment to any of the above, made at any time; or

(v)
any amendment made at any time to any other legislation as a consequence of a PPS Law referred to in clauses (i) to (iv).

(c)
The Obligors waive, to the extent permitted under the PPS Law, their right to receive any notices NAB is required to give under the PPS Law (including a notice of a verification statement).

2.
FACILITIES
2.1
The Facilities

Each Facility is made available during its Availability Period on the terms set out in this document.

2.2
Purpose and monitoring

The Borrower must apply all Drawings under a Facility for the purpose specified for that Facility in the relevant Details or for any other purpose that NAB approves in writing. NAB is not bound to monitor or verify the application of any Drawings.

3.
CONDITIONS PRECEDENT
3.1
Initial conditions precedent

NAB's obligation to provide the first Drawing under any Facility to any Borrower is subject to NAB first receiving the following documents, each in form and substance satisfactory to NAB:

(a)
(verification certificate) a Verification Certificate in relation to each Original Obligor and dated not earlier than 5 Business Days before the first Drawdown Date;
(b)
(Finance Documents) each Finance Document duly executed by each party to that document;

(c)
(Material Documents) (except for the constitution of each Obligor that is a corporation) a copy of each Material

116

Document duly executed by each party to that document;

(d)
(Taxes and registration) evidence that each Finance Document and each Material Document:

(i)
which is registrable is in registrable form and is accompanied by all executed documents necessary to register them in each relevant jurisdiction; and

(ii)
has had all Taxes paid on it or, if not already paid, evidence that sufficient immediately available and transferable funds have been provided to NAB to enable the payment of any Taxes chargeable on it, together with all executed documents (including, where relevant, a statutory declaration regarding the location and value of assets)_necessary to effect due payment of those Taxes;

(e)
(Client Identification Checks} all documents and other information that NAB requires to enable NAB to complete any Client Identification Checks; •

(f)
(structure chart} a diagram showing the structure and ownership arrangements of each Group and the Obligors;

(g)
(valuations} any valuation required by NAB;

(h)
(insurances} a certified copy of any insurance policy required by NAB and evidence that all insurances meet the requirements of the Finance Documents;

(i)
(process agent appointment} evidence of the acceptance of appointment of a process agent located in Australia for each Obligor incorporated or located outside Australia; and

(j)
(enquiries and searches} the results of NAB's enquiries and searches.

3.2
Further conditions precedent

NAB will only be required to provide a Drawing under a Facility if the following conditions are met:

(a)
if a Drawdown Notice (however described} is required to be delivered in

117

accordance with the Specific Conditions (or separate terms and conditions} for that Facility, NAB has received a Drawdown Notice completed and signed or submitted in accordance with clause 31(b} (Communications and Notices} by the relevant Borrower;

(b)
the proposed Drawdown Date is a date during the Availability Period for that Facility and the provision of the Drawing will not cause the Balance Owing for that' Facility (when aggregated with the amount of the proposed Drawing} to exceed the Facility Limit for that Facility;

(c)
on the date of any Drawdown Notice and on the proposed Drawdown Date:

(i)
no Default, Change of Control or Review Event is, in NAB's opinion, continuing or would result from the proposed Drawing being provided; and

(ii)
each representation and warranty set out in clause 8.1 (Representations and Warranties} is correct and not misleading by reference to the then current facts and circumstances subsisting on each of those dates;

(d)
all Costs due and payable to NAB as at the Drawdown Date under any Finance Document have been paid or will be paid out of the Drawing;

(e)
each document listed as a "Specified Document" in the Schedule or any other conditions precedent specified in, or required under, any Finance Document have been satisfied or delivered (as the case may be) to NAB, each in form and substance satisfactory to NAB; and

(f)
NAB has received, in form and substance satisfactory to it, all other documents, opinions or information requested by NAB in accordance with each Finance Document or which NAB otherwise requires in connection with any Finance. Document.

3.3
Certification of copies

Unless otherwise required by NAB, each document specified in respect of an Obligor in clause 3.1 (Initial conditions preceden4 or clause 3.2 (Furtherconditionspreceden4 must

118

be an original. If NAB requires a certified copy Conditions or, if no Specific Conditions of a document, the copy must be certified by a apply, the separate terms and conditions director or secretary of that Obliger as true and applying to that Facility.

complete as at a date no earlier than 5

Business Days before the first Drawdown Date. (b) A Borrower of a Facility must, in respect of that Facility, prepay the Balance Owing

4.
REPAYMENT under that Facility in the amounts and at the times specified under the heading
(a)
Each Borrower of a Facility must, in "Mandatory Prepayment" in the Schedule. respect of that Facility, repay:

(i)
each Drawing in the manner set out
5.3

Illegality

in the Specific Conditions or, if no If NAB reasonably determines that it is or will Specific Conditions apply, the become unlawful (or impossible in practice as a separate terms and conditions result of a change in law) in any jurisdiction for applying to that Facility; and NAB to perform any of its obligations under this document or to fund or maintain any Drawing

(ii)
on demand, any amount by which or part of a Facility: the Balance Owing exceeds the

Facility Limit, (a) NAB will promptly notify the relevant Borrower upon becoming aware of that together with accrued interest calculated event; in accordance with the applicable Specific

Conditions or, if no Specific Conditions (b) the Facility will be immediately cancelled; apply, in accordance with the separate and terms and conditions applying to that

Facility on the amount referred to in (c) the relevant Borrower must prepay the clauses (i) or (ii) (as the case may be). Amount Owing on the date specified by

NAB in its notice.

(b)
Each Borrower of a Facility must repay

the Amount Owing in respect of the 5.4 Restrictions

Facility on its Termination Date.

5.
CANCELLATION AND PREPAYMENT

Unless otherwise specified in this document:

(a) no amount cancelled may be

5.1
Cancellation subsequently reinstated;

(a)
A Borrower of a Facility may, in respect of (b) any prepayment under this document that Facility, cancel the whole or any part must be made together with:

of a Facility in accordance with the

Specific Conditions or; if no Specific (i) accrued interest on the amount Conditions apply, the separate terms and prepaid calculated in accordance conditions applying to that Facility. with the applicable Specific

Conditions or, if no Specific

(b)
NAB may cancel, without notice to the Conditions apply, the separate

Borrower, each Available Facility on the terms and conditions applying to last day of the relevant Availability Period. that Facility; and

(c)
NAB may otherwise cancel a Facility in (ii) the Economic Costs and fees accordance with the Specific Conditions incurred in relation to the or, if no Specific Conditions apply, the prepayment (if any); and separate terms and conditions applying to that Facility. (c) no Borrower may reborrow any part of a Facility that is prepaid.

5.2
Prepayment
(a)
A Borrower of a Facility may, in respect of that Facility, prepay the whole or any part of the Balance Owing under that Facility in accordance with the Specific

6.
INTEREST 7. PARTNERS, RESPONSIBLE ENTITIES AND TRUSTEES

6.1
Interest

Each Borrower of a Facility must, in respect of

7.1 Partners

that Facility, pay interest on the Balance Owing If, at any time, there is a Partnership, the terms in accordance with the Specific Conditions or, if and conditions set out in the Partnership no Specific Conditions apply, the separate Provisions apply to the relevant Obligor which terms and conditions applying to that Facility. is a Partner of that Partnership.

6.2
Default Interest 7.2 Responsible Entities
(a)
If a Borrower fails to pay any amount If, at any time, there is a Scheme, the terms payable by it under a Finance Document and conditions set out in the Responsible Entity on its due date, interest will accrue on the Provisions apply to the relevant Obligor which overdue amount from the due date up to is the Responsible Entity of that Scheme.

and including the date of actual payment

(both before and after judgment) at the 7.3 Trustees

Default Interest Rate.

If, at any time, there is a Trust, the terms and

(b)
If a Borrower exceeds a Facility Limit conditions set out in the Trustee Provisions (even where NAB has approved the apply to the relevant Obligor which is a Trustee excess), NAB may charge, and the of that Trust.

Borrower must pay, interest on the

excess at the Default Interest Rate at the 7.4 Self-managed superannuation funds end of each day that an excess exists.

(a) If a Borrower is a trustee of a self-

(c)
Default interest is: managed superannuation fund which is regulated by the Superannuation Laws
(i)
for a Facility where interest is (SMSF Borrower), it will need to comply ordinarily debited from an account with those laws. or accounts under that Facility,

added to the .Balance Owing for that (b) If an SMSF Borrower wishes to use a Facility on each date on which Facility to buy an asset, it will need to sign interest is debited for that Facility; and comply with the terms of a

Superannuation Acquisition Financing

(ii)
for any other Facility, at NAB's Deed or Superannuation Financing Deed, discretion, added to the overdue in a form acceptable to NAB.

amount monthly and when the

overdue amount is paid, or debited (c) NAB's recourse to an SMSF Borrower's from the Nominated Account for that fund will be limited in accordance with the Facility (or, if permitted by this terms of the Superannuation Acquisition document, any other account held Financing Deed or Superannuation by the Borrower) on each date on Financing Deed. The terms of the which interest is debited for that Superannuation Acquisition Financing

Facility, unless NAB otherwise Deed or Superannuation Financing Deed specifies; or prevail over any inconsistent term in another Transaction Document.

(iii)
for any other amount payable under

a Finance Document that is not in (d) Due to the requirements of the respect of a particular Facility, Superannuation Laws, despite any other payable at such time as NAB term in a Transaction Document, no selects. SMSF Borrower can redraw any amount it repays under a Facility.

(e) If an SMSF Borrower used a Facility to buy an asset, it agrees not to overdraw its accounts and to pay, or direct its security trustee to pay, NAB any proceeds received:

97

•

98

(i)
from any insurance claim relating to the asset, before repaying the Amount Owing; and•

(ii)
if the asset is compulsorily acquired, sold or otherwise disposed of, immediately following receipt.

8.
REPRESENTATIONS AND WARRANTIES
8.1
Representations and Warranties

Each Obligor makes the following representations and warranties on the date of this document:

(a)
(incorporation) each Obligor (other than an Obligor who is a natural person) is a corporation, duly incorporated and validly existing under the laws of its jurisdiction of incorporation and is capable of suing and being sued;

(b)
(power) each Obligor has full power, authority and legal right to own its assets and carry on its current and contemplated business;

(c)
(binding obligations) subject to any necessary stamping and registration requirements, equitable principles and laws generally affecting creditors' rights, the obligations expressed to be assumed by each Obligor in each Transaction Document to which it is expressed to be a party are legal, valid, binding and enforceable obligations;

(d)
(no conflict) the execution, delivery (if applicable) and performance by each Obligor of each Transaction Document to which it is expressed to be a party and the transactions contemplated by those Transaction Documents do not and will not conflict with or violate:

(i)
any law applicable to it;

(ii)
any Material Document; or

(iii)
any agreement or instrument binding upon it or any of its assets in

. any material respect,

and, excluding the Finance Documents, in each case, do not and will not:

(i)
create or impose any Encumbrance; or
(ii)

99

entitle a person to accelerate or cancel an obligation relating to Financial Indebtedness or constitute a default, cancellation event, prepayment event or similar event (however described) under any agreement relating to Financial Indebtedness whether immediately or after notice or lapse of time or both;

(e)
(power and authority) each Obligor has full power to enter into, perform and deliver, and has taken all necessary action to authorize its entry into, delivery (if applicable) and performance of, each Transaction Document to which it is expressed to be a party and the transactions contemplated by those Transaction Documents;

(f)
(Authorizations) all Material Authorisations have been obtained and are in full force and effect;

(g)
(benefit) each Obligor benefits by

- entering into and performing its obligations under each Transaction Document to which it is expressed to be a party;

(h)
(Information, projections and disclosure):

(i)
all Financial Statements, accounts, reports and any other information in connection with each Transaction Document to which it is expressed to be a party and the transactions contemplated by those Transaction Documents which have been furnished to NAB are true arid accurate and not misleading (whether by its inclusion or by omission of other information);

(ii)
any financial projections provided by, or on behalf of, it, a Group or the Obligors, have been prepared by appropriately qualified persons and in good faith on the basis of recent historical information and on the basis of reasonable assumptions; and

(iii)
each Obligor has disclosed all information and documents relating to it, its assets, each Transaction Document to which it is expressed to be a party and the transactions contemplated by each of them, which are material to NAB's

100

decision to enter into the Finance (n) (investigation by Agency) no investigation Documents; by any Agency into all or part of the affairs of any Obligor is current in

(i)
(no default): circumstances material to its business or financial condition;
(i)
no Event of Default is continuing;

and (o) (no immunity) no Obligor has, and no assets of any Obligor have immunity from

(ii)
no other event or circumstance is the jurisdiction of a court or from legal outstanding which constitutes a process;

default under any other agreement

or instrument which is binding on (p) (Financial Statements):

any Obligor, or to which its assets

are subject, which could have a (i) the most recent Financial Material Adverse Effect; Statements (consolidated as required under applicable law)

(j)
(solvency) no Insolvency Event has provided to NAB under, or in occurred in respect of any Obligor; contemplation of, this document were prepared in accordance with

(k)
(undisclosed relationships) except as GAAP consistently applied unless disclosed to and agreed by NAB in expressly disclosed to the contrary writing, it has not entered into any other in those Financial Statements;

Transaction Document, and no Obligor

holds any property: (ii) the most recent Financial Statements (consolidated as

(i)
as a trustee; required under applicable law) provided to NAB under, or in
(ii)
as a partner of a partnership; contemplation of, this document give a true and fair view of:
(iii)
as a responsible entity of any

Registered Scheme; (A) the financial position (including actual and contingent

(iv)
as an agent of an undisclosed liabilities) of the relevant principal; or entities on a consolidated basis as at the date to which

(v)
in any other capacity for the benefit the Financial Statements of any person; relate; and

(I) (Authorised Officers) any person (8) the performance of those specified as an Authorised Officer of an entities during the accounting

Obligor is authorised to sign or (in the period to which the Financial case of an unsigned notice) submit any Statements relate; and

requests and other notices on its behalf

and do all other things contemplated by (iii) there has been no material adverse the Transaction Documents to which it is change in the business or financial expressed to be a party; condition of any of the relevant

entities since the last day of that

(m) (no litigation) except as disclosed to and accounting period to which the agreed by NAB in writing, no litigation, Financial Statements referred to in arbitration, other dispute resolution clauses (i) and (ii) relate;

process or civil, criminal or administrative

proceedings are current, pending or (to (q) (tax consolidation):

the best of its knowledge and belief,

having made due enquiry) threatened (i) except as disclosed to, and agreed . before any court, arbitral body or Agency by, NAB in writing, no Obligor is a affecting any Obligor or its assets which, member of a Tax Consolidated if adversely determined, could have a Group; and Material Adverse Effect;

(ii)
if an Obligor is a member of a Tax

101

Consolidated Group (which has

102

been disclosed to, and agreed by, NAB in writing), each member of the Tax Consolidated Group is a party to a TSA and a TFA;

(r)
(cross-guarantee) no Obligor has executed, and no Obligor is currently seeking approval from ASIC to execute, a Deed of Cross Guarantee;

(s)
(Taxes) each Obligor has complied with all laws in relation to Tax in all jurisdictions in which it is subject to Taxes and has paid all Taxes due and payable by it except those which are Contested Taxes;

(t)
(insurances) all insurances required under the Finance Documents are in effect and current and meet the requirements of the Finance Documents, no Obligor has made any material misrepresentation or omission to its insurers and no Obligor is aware of any reason why any of the insurance policies may be terminated or why any insurers may refuse to pay a claim when made;

(u)
(ownership} except where it has entered into a Finance Document or a Material Document in its capacity as Trustee or as Responsible Entity, each Obligor is the legal and beneficial owner of, and has good right and title to, all of its assets free from any Encumbrance other than a Permitted Encumbrance;

(v)
(Security Documents) each Security Document is in full force and effect and the Encumbrance created under it has the priority contemplated in the Security Document;

(w} (Financial Indebtedness) no Financial Indebtedness subsists other than Permitted Financial Indebtedness;

(x)
(no benefit to related party) the execution and delivery by each Obligor of the Transaction Documents to which it is expressed to be a party, and the participation by it in any transaction in connection with the Transaction Documents to which it is expressed to be a party, will not violate or contravene Chapter 2E of the Corporations Actor any analogous provision;

(y)
(Intellectual Property) each Obligor owns, or has the right and license to use, all

103

Intellectual Property necessary for the conduct of its business;

(z)
(Marketable Securities) except as disclosed to and approved in writing by NAB, all Marketable Securities which are Encumbered Property are fully paid and there is no agreement, arrangement or understanding under which further Marketable Securities with rights of conversion to shares in any Obligor may be issued to any person; and

(aa) (other) each other representation or warranty (if any):

(i)
set out, or as amended by any other provision, in this document; and

(ii)
set out in each other Transaction Document to which it is expressed to be a party,

is true and correct.

8.2
Reliance and Repetition
(a)
NAB has entered into each Finance Document to which it is expressed to be a party in reliance on the representations and warranties in this document and the other Finance Documents. The representations and warranties survive execution and delivery of the Finance Documents and the provision of financial accommodation under them.

(b)
Each representation and warranty contained in a Finance Document is deemed to be repeated by each Obligor on:

(i)
the date of each request for financial accommodation;

(ii)
each Drawdown Date;

(iii)
the last day of each Interest Period and Pricing Period (if applicable);

(iv)
the date of each Compliance Certificate;

(v)
the date on which any Amount Owing is paid to NAB; and

(vi)
in the case of an Additional Obligor, the date on which the entity becomes (or it is proposed that the

104

entity becomes) ari Additional Obligor,

by reference to the current facts and circumstances subsisting on that date.

(c)
An Obligor must advise NAB immediately if, at any time, anything happens which prevents it from truthfully repeating the representations and warranties contained in clause 8.1 on the dates specified in clause 8.2.

(d)
With respect to clause 8.1, each Obligor must make all necessary enquiries (including where necessary seeking independent external advice) to satisfy itself that the representations and warranties made are true and accurate at the date of this document. If an Obligor is unable to make any of these representations and warranties, it must immediately advise NAB in writing.

9.
UNDERTAKINGS

Each Obligor undertakes to:

(a)
(notification) notify NAB immediately on becoming aware of:

(i)
any event which constitutes a Default (and the steps, if any, being taken to remedy it);

(ii)
any breach of, or default under, any Material Document to which it is expressed to be a party;

(iii)
any intention by it to exercise any right, power or remedy under any Material Document to which it is expressed to be a party as a consequence of any default under the Material Document;

(iv)
any change in the Authorised Officers of any Obligor accompanied by the names, titles and specimen signatures of any new Authorised Officers;

(v)
any Obligor changing its contact details for communications;

(vi)
the details of any litigation, arbitration, other dispute resolution process or civil, criminal or administrative proceedings which are current, threatened or pending

105

against any Obligor before any court, arbitral body or Agency affecting it or its assets which, if adversely determined, could have a Material Adverse Effect;

(vii)
any change (actual or proposed) to the structure or ownership arrangements of any Obligor;

(viii)
any Obligor:

(A)
seeking the approval of ASIC in respect of, or executing, any Deed of Cross Guarantee; or

(B)
amending or terminating a Deed of Cross Guarantee;

(ix)
any proposal by any Agency to revoke or materially amend any Material Authorisation;

(x)
the occurrence of any event or circumstance which has or is likely to have a Material Adverse Effect; and

(xi)
any Obligor creating or acquiring or intending to create or acquire a Subsidiary; •

(b)
(information) provide NAB immediately with:

(i)
all documents (including reports, accounts, notices and circulars) dispatched by an Obligor to its shareholders (or any class of them) or its creditors generally (or any class of them) at the same time as they are dispatched;

(ii)
such further information regarding the financial condition, business and operations of any Obligor as NAB may reasonably request; and

(iii)
all material notices received by any Obligor from any Agency and, if listed on any securities exchange, all notices issued by, or given to, the relevant securities exchange, regarding matters which could have a Material Adverse Effect;

(c)
(Authorisations):

(i)
obtain, renew on time, comply with and do all that is necessary to

106

maintain in full force and effect any Material Authorisation; and

(ii)
not do anything which would prevent the prompt renewal of any Authorisation or cause it to be renewed on less favorable terms;

(d)
(comply with laws) comply with all laws to which it or its assets are subject;

(e)
(change of business) ensure, and procure that, no significant change is made to the general nature of the business of any Obligor from that carried on at the date of this document;

(f)
(negative pledge) not create or permit to subsist any Encumbrance over any of its assets other than a Permitted Encumbrance;

(g)
(acquisition subject to Encumbrance) except with the prior written consent of NAB, not acquire any asset which is subject to an Encumbrance or which becomes the subject of an Encumbrance on its acquisition;

(h)
(disposals) not enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to sell, lease, license, transfer, grant an interest over, part with possession of or otherwise dispose of any asset or any interest in any asset other than a Permitted Disposal;

(i)
(mergers) not enter into any amalgamation, demerger, merger or corporate reconstruction except a solvent amalgamation or a reconstruction on terms pre-approved by NAB in writing;

(j)
(insurances):
(i)
take out and maintain insurances with an independent and reputable insurer in the manner and to the extent stipulated by NAB or, if not stipulated by NAB, for the amounts and against risks which are in accordance with prudent business practice having regard to the nature of the business, assets and operations of the Obligors (including all insurances required by applicable law);
(ii)

107

• take out and maintain any further insurances as NAB may reasonably request;

(iii)
disclose to each insurer all facts which are material to the insurer's risk and comply with its obligations of utmost good faith to the insurer;

(iv)
ensure that no material alteration is made to any policy, except with NAB's prior written consent;

(v)
ensure that each policy expressly notes NAB's interests and, if required by NAB, names NAB as the sole loss payee;

(vi)
as soon as practicable notify NAB if an event occurs which permits an insurance claim to be made or if an insurance claim is made or refused; and

(vii)
promptly produce evidence satisfactory to NAB of current insurance cover (including a certified copy of each policy and schedule, certificate of currency or any variation made) or other details whenever NAB asks;

(k)
(incurring Financial Indebtedness) not incur or permit to subsist any Financial Indebtedness other than Permitted Financial Indebtedness;

(I)
(providing Financial Indebtedness) not be a creditor in respect of any Financial Indebtedness, other than Financial Indebtedness:

(i)
provided to an incorporated Obligor;

(ii)
provided with the prior written consent of NAB;

(iii)
provided to allow its customers to acquire goods or services on extended terms in the ordinary course of trading; or

(iv)
which (when aggregated with any other such Financial Indebtedness of any other Obligor, other than any Financial Indebtedness permitted under the preceding paragraphs) does not exceed $0.

108

(m)
(Taxes) pay all Taxes due and payable by it (other than Contested Taxes) and
•
Taxes which are due and payable by it after final determination or settlement of a Contested Tax;

(n)
(valuations) for Encumbered Property which is land, pay for any valuation which NAB may obtain at any time from a valuer approved and instructed by NAB, unless:

(i)
NAB has obtained a valuation for that property at an Obliger's cost within the previous two year period or such longer period as NAB may agree in its absolute discretion; and

(ii)
no Default is subsisting and the valuation does not reveal that a Default is subsisting.

Nothing in this clause prevents NAB from obtaining (at its own cost) any valuation of the Encumbered Property at any time that NAB requires;

(o)
(Financial Statements and other documents to be delivered):

(i)
deliver to NAB within, the period stipulated in the Schedule, a copy of the Financial Statements and other documents stipulated in Item 7 of the Schedule;

(ii)
ensure the Financial Statements provided to NAB under this document: •

(A)
are certified by a director of the relevant Obligor as giving a true and fair view of the financial position and performance of the relevant Obligor or Group (as the case may be), in the case of financial position, as at the date stated in the Financial Statements, and, in the case of financial performance, for the period specified in the Schedule to which those Financial Statements relate;

(8) are prepared using GMP consistently applied;

(C)
give a true and fair view of the financial position and performance of the relevant

109

entities on a consolidated basis, in the case of financial position, as at the date stated in the Financial Statements, and, in the case of financial performance, for the period to which those Financial Statements relate; and

(D)
comply with any other requirement specified in the Schedule; and

(iii)
not change its financial year;

(p)
(tax consolidation) in respect of any Obligor that is a member of a Tax Consolidated Group (which has been disclosed to, and agreed to by, NAB in writing), ensure and procure that:

(i)
a TSA and a TFA are maintained in full force and effect;

(ii)
each member of the Tax Consolidated Group complies with the TSA and the TFA; and

(iii)
the Head Company gives the Australian Taxation Office a copy of the TSA within the period required by section 721-25(3)(b) of the Tax Act if the Australian Taxation Office gives it a notice requiring it to do so;

(q)
(reduction of capital and financial assistance) except with the prior written consent of NAB, not do any of the following:

(i). redeem, buy-back, defense, retire or repay any of its share capital or resolve to do so;

(ii)
provide any financial assistance in connection with the acquisition of shares in itself or in any of its holding companies or resolve to do so; or

(iii)
do anything analogous to clause (i) or (ii) above;

(r)
(no partnership or joint venture) unless otherwise specified in a Finance Document, not enter into:

(i)
any profit sharing arrangement in relation to any Encumbered Property; or

110

(ii)
any partnership or joint venture with any other person,

without NAB's prior written consent;

(s)
(arm's length transactions) not enter into any transaction other than on arm's length terms;

(t)
(Related Entity debt) not release or waive any Financial Indebtedness owed by a Related Entity;

(u)
(constituent documents) not change its constituent documents without the prior written consent of NAB (such consent not to be unreasonably withheld unless the change could have a Material Adverse Effect);

(v)
(Compliance and enforcement of Material Documents):

(i)
comply with its obligations under each Material Document to which it is expressed to be a party in all material respects;

(ii)
enforce each Material Document to which it is expressed to be a party and exercise its rights, authorities and discretions under those documents prudently and, while a Default is continuing, in accordance with the directions (if any) of NAB; and

(iii)
use its best endeavors to keep the Material Documents valid and enforceable;

(w)
(Variation of Material Documents) not:
(i)
vary in any material respect;

(ii)
avoid, discharge, rescind, release, surrender, terminate (other than by performance) or accept the repudiation of;

(iii)
allow to expire (other than by effluxion of time);

(iv)
do or permit anything which would entitle another party to do anything referred to in clause (ii) in relation to; or
(v)

111

expressly or impliedly grant any material waiver, consent, time or indulgence under or in respect of,

a Material Document;

(x)
(Subsidiaries) except with the prior written consent of NAB, not acquire or permit to exist, a Subsidiary (other than a Subsidiary in existence as the date of this document disclosed to, and approved by NAB);

(y)
(PPSA policies and steps) promptly take all reasonable steps which are prudent for its business under or in relation to the PPSA including doing anything reasonably requested by NAB for that purpose. For example, the Obligor will:

(i)
create and implement appropriate policies and systems; and

(ii)
where appropriate, take reasonable steps to identify security interests in its favour and to perfect and protect them, with the highest priority reasonably available;
(z)
(change of details) notify NAB at least 14 days before:

(i)
it (or if it is the trustee of a trust or a partner of a partnership, the trust or the partnership) changes its name;

(ii)
any ABN, ARBN or ARSN allocated to it (or if it is a trustee of a trust or a partner of a partnership, the trust or the partnership) changes, is cancelled or otherwise ceases to apply to it (or if it does not have an ABN, ARBN or ARSN, one is allocated, or otherwise starts to apply, to it); and

(iii)
it becomes trustee of a trust, or a partner of a partnership, not stated in this document;

(aa) (further assurances) promptly:

(i)
do all such acts and execute all such documents as NAB may reasonably specify (and in such form as NAB may reasonably require) to:

112

(A)
enable NAB to exercise its rights under or in connection with each Finance Document;

(B)
bind each Obligor and any other person intended to be bound under a Finance Document;

(C)
enable NAB to register any power of attorney or any similar power;

(D)
perfect each Encumbrance created or intended to be

. created under the Security Documents or for the exercise of rights or remedies of NAB by or pursuant to any Finance Document or law;

(E)
confer on NAB an Encumbrance over any right, property and asset of the Obligors intended to be conferred by or pursuant to the Security Documents;

(F)
facilitate the realization of assets, which are, or are intended to be subject of an Encumbrance; and

(G} demonstrate whether the Obligors are complying with each Finance Document to which they are expressed to be a party; and

(ii)
take all action available to it as may be necessary for the purpose of creation, perfection, protection or maintenance of any Encumbrance conferred or intended to be conferred on NAB by or pursuant to any Finance Document; and

(bb) (other undertakings or conditions subsequent) comply with each other undertaking or condition subsequent set out, or as amended by any other provision, in this document.

10.
FINANCIAL COVENANTS AND HEDGING
10.1
Financial Covenants

Each Borrower must comply with the financial covenants set out in the Schedule (if any) and in any other part of this document (if any).

10.2

113

Accounting Policy

(a)
If, in the reasonable opinion of a Borrower or NAB, any changes to GMP materially alter the effect of financial covenants referred to in clause 10.1 (Financial Covenants) or the related definitions, NAB will review the relevant covenants and definitions in consultation with the Borrower to determine whether any amendment is required to this document to take into account the change in GMP so they have an effect comparable to that at the date of this document.

(b)
The Borrower acknowledges that, notwithstanding clause (a), NAB may determine, in its discretion, that no amendment to this document is required
•
despite the change in GMP.

10.3
Hedging

Each Obligor must comply with the hedging requirements set out in the Schedule (if any) and in any other part of this document (if any).

11.
EVENTS OF DEFAULT
11.1
Events and circumstances

Each of the following events or circumstances is an Event of Default:

(a)
(payment default) an Obligor fails to pay any Amount Owing when due and payable to NAB at the place and in the currency in which it is expressed to be payable unless NAB is satisfied that the sole reason for such failure to pay is caused by administrative or technical error in the banking system generally which is beyond the control of that Obligor and payment is made within 2 Business Days after its due date;

(b)
(financial covenants and hedging) an Obligor breaches any of the requirements referred to in clause 10.1 (Financial Covenants) or clause 10.3 (Hedging).

(c)
(other defaults) an Obligor fails to perform and observe any obligation under, or any • condition of any waiver or consent by NAB in connection with, any Finance Document to which it is expressed to be a party (other than those referred to in any other paragraph of clause 11.1 (Events and circumstances));

114

(d)
(representations and warranties) a 0) (unlawfulness and invalidity) it is or representation or warranty made or becomes unlawful for an Obliger to deemed to be repeated by an Obliger to perform any of its obligations under any NAB in a Finance Document to which it is Finance Document to which it is expressed to be a party or any other expressed to be a party, or any Finance document or information delivered by or Document ceases to be in full force and on behalf of any Obliger under or in effect or is alleged to be ineffective; connection with any Finance Document to which it is expressed to be a party is (k) (repudiation) an Obliger repudiates any incorrect or misleading when made or Finance Document to which it is deemed to be repeated; expressed to be a party or evidences an intention to repudiate a Finance

(e)
(cross default): Document;
(i)
any Financial Indebtedness of an (I) (litigation} any litigation, arbitration, other Obliger is not paid when due or dispute resolution process or civil,

within any applicable grace period; criminal or administrative proceedings are current, pending or threatened before any

(ii)
any Financial Indebtedness of an court, arbitral body or Agency in respect Obliger or any member of a Group of any Obliger or the assets of any becomes due and payable or is Obliger which, if adversely determined, capable of being declared due and could have a Material Adverse Effect;

payable prior to its specified

maturity (where such indebtedness (m) (cessation of business} any Obliger in NAB's reasonable opinion is likely ceases or threatens to cease conducting to have a material adverse impact its business, or a material part of it, or on the ability of the Obliger or the substantially changes the nature of its member of the Group to meet its business, without NAB's prior written obligations to NAB); or consent;

(iii)
any commitment for any Financial (n) (investigation) a person is appointed Indebtedness of an Obliger is under any law to investigate any part of cancelled or suspended by a the affairs of an Obliger or a Related creditor of an Obliger as a result of Entity and that investigation could have a an event of default or change of Material Adverse Effect;

control (however described);

(o)
(delisting, termination or suspension of
(f)
(Insolvency Event) an Insolvency Event listing) if any class of Marketable occurs in relation to an Obliger; Securities of, or issued by, an Obliger is listed or quoted on any securities

(g)
(enforcement proceedings) any exchange (including the ASX), the listing expropriation, attachment, sequestration, or quotation of those Marketable distress or execution (or any analogous Securities is removed from the official list process in any jurisdiction) affects any of that securities exchange, is terminated asset of an Obliger having an aggregate or is suspended and remains suspended value of at least the Threshold Amount for a continuous period of 10 or more and is not stayed or withdrawn within 5 trading days;

Business Days;

(p)
(fraud) NAB reasonably believes any
(h)
(vitiation) it becomes impossible for an Obliger has acted fraudulently;

Obliger to perform a material obligation

under a Finance Document to which it is (q) (status of Encumbrance):

expressed to be a party;

(i)
any Encumbrance over an asset of

(i) (material adverse change) an event or an Obliger is enforced or becomes series of events (whether or not related) capable of being enforced;

occurs which, in NAB's reasonable

opinion, could have a Material Adverse (ii) NAB loses the priority accorded to it Effect; under any Encumbrance created or intended to be created under a Security Document;

(iii)
the value of any Encumbered Property materially decreases (as assessed by NAB);

(iv)
any Agency compulsorily acquires all or a material part of any Encumbered Property, orders the sale or divesture of the Encumbered Property or takes any step for the purposes of doing, or proposes to do, any of those things; or

(v)
any native title claim is made or is. proposed to be made in respect of any Encumbered Property;

(r)
(death or Incapacity) in respect of any Obliger that is a natural person, the Obliger dies or is declared by a competent authority to be insane or mentally incapacitated; and

(s)
(other) any other event of default (however described) set out, or as amended by any provision, in this document or in any other Finance Document occurs.
11.2
Consequences of an Event of Default
(a)
If an Event of Default occurs and:

(i)
the Event of Default is under clause 11.1(f) (Insolvency Event) or is otherwise not capable of remedy by the Obliger, the Amount Owing is due and payable immediately without the need to give any prior notice other than that required by law; or

(ii)
the Event of Default is other than referred to in clause (a)(i), NAB will give the Borrower notice stating that an Event of Default has occurred and a reasonable grace period of up to 7 days (or such longer period as required by law or that NAB elects to allow) to remedy the Event of Default within that period. Where that Event of Default is not remedied within that period, the Amount Owing is due and payable immediately without the need to give any prior notice. An Event of Default will nor be remedied if at the end of that period, the Event of Default in the notice or an Event of Default of the same type continues to exist.

(b)
Upon the Amount Owing being due and payable under clause 11.2(a)(i) or (ii), subject to arw applicable law and in addition to any other rights, powers and

_remedies NAB may have (including under a Security Document or this document), NAB may without the need to give any prior notice, immediately or at any later time:

(i)
cancel the whole or any part of any remaining Facility or cancel all or any part of any remaining Facility Limit in which case the cancellation will take effect immediately;

(ii)
enforce any Security Document; and/or

(iii)
sue the Obligors for the Amount Owing.

(c)
If NAB gives notice to the Borrowers that it has done anything under clause (a), each Borrower must comply with that notice but otherwise must continue to perform its obligations under each Finance Document to which it is expressed to be a party as if the notice had not been given, subject to any contrary directions from NAB.

12.
APPOINTMENT OF CONSULTANTS

(a)
If NAB reasonably believes that a Default has occurred or that circumstances exist which could lead to a Default occurring, NAB may, and at NAB's request an Obliger must, engage such accountancy, financial management and other consultants as NAB may nominate to investigate and report to NAB on the financial condition and business affairs of any Obliger and whether each Obliger has complied with each Finance • Document to which it is expressed to be a party and to make recommendations to NAB relating to the manner in which the Obligors carry on their business.

(b)
Any engagement referred to in clause (a) (whether by NAB or an Obliger) will be at the Obligors' cost, and NAB may exercise its sole discretion to debit those costs from any account of an Obliger. The Obliger must pay to NAB immediately on demand any amount so debited.

(c)
Each Obligor agrees to provide all assistance and information required by the consultants (including making all financial records available and giving access to all premises and records) to enable the consultants to conduct their examination promptly, completely and accurately.

(d)
No Obligor is obliged to accept the recommendations of any consultant, and NAB will assume no liability with respect to any actions an Obligor takes, or does not take, as a result of those recommendations.

13.
CHANGE OF CONTROL

(a)
If the person or persons who control an Obligor (whether directly or indirectly) at the date of this document cease to control that Obligor (a Change of Control), the Borrowers must promptly notify NAB upon becoming aware of that event and NAB may (acting reasonably):

(i)
review pricing in respect of any Facility in accordance with clause 14 (Reviei,0; and/or

(ii)
by giving written notice to the Borrowers:

(A)
cancel the whole or any part of a Facility whereupon it will be immediately cancelled; and

(B)
declare that all or any part of the Amount Owing is due and payable on the date specified in NAB's written notice whereupon it will be due and payable on the specified date.

(b)
For the purposes of this clause 13 (Change of Control) . "control" of a corporation includes the power to directly or indirectly:

(i)
direct the management or policies of the corporation either generally or, if that corporation acts as trustee of a trust or responsible entity of a Registered .Scheme, the trust or Registered Scheme (as the case may be); or

(ii)
control the membership of the board of directors,

whether or not the power has statutory, legal or equitable force or is based on statutory, legal or equitable rights and whether or not it arises by means of trusts, agreements, arrangements, understandings, practices, the ownership of any interest in shares or stock of the corporation or interests in any trust or Registered Scheme-or otherwise.

14.
REVIEW
14.1
Pricing Review Events

(a)
NAB has the right to review the pricing applicable to a Facility (Pricing Review):

(i)
on or about each anniversary of the date of this document;

(ii)
at any time if NAB reasonably believes that there is a Default;

(iii)
as permitted under clause 13

(Change of Control ;or

(iv)
at any time to the extent necessary (NAB acting reasonably) to reflect the then prevailing market conditions or changes to NAB's general pricing for facilities of that type at that time.

(b)
NAB may request a Borrower to provide information in connection with a Pricing Review and the Borrower must provide such information as soon as possible following receipt of the request.

14.2
Consequences of a Pricing Review
(a)
Following a Pricing Review, NAB may, by giving written notice (including by way of revised terms and conditions for any Facility or by way of a revised Fees Guide) to the Borrowers and/or by way of publication on NAB's website and/or advertisement in the local or national press:

(i)
introduce a new fee, charge or premium or change an existing fee, charge or premium (including its amount, the way in which it is calculated and when it is charged); and

(ii)
change the interest rate or yield rate applicable to a Facility including by changing or introducing a margin

(including by making the margin positive or negative), or substituting a different indicator rate for the relevant indicator rate (except where the rate is a fixed rate).

(b)
Where NAB gives the Borrowers notice under clause (a) by way of advertisement in the local or national press or by way of publication on NAB's website, NAB will also endeavor to directly notify the Borrowers of the change although NAB will not be precluded from charging the new or adjusted pricing if it does not directly notify the Borrowers.

(c)
An introduction or change of a matter specified in clause (a) takes effect on:

(i)
the date specified in the relevant notice to the Borrowers; and/or

(ii} on the date specified in the relevant advertisement in the local or national press or in the publication on NAB's website.

14.3
Pricing Review Fee
(a)
A review fee may be payable to NAB in respect of each Pricing Review in the amount set out in the relevant Details.

(b} NAB may debit the review fee from any account of a Borrower. The Borrower must pay to NAB immediately on demand any amount so debited.

14.4
Review Event

Each Borrower must promptly notify NAB after it becomes aware that a Review Event has occurred.

14.5
Review Event Consequences

(a)
Following the occurrence of a Review Event, the Obligors and NAB must enter into negotiations for a period of not less than the Negotiation Period, with a view to agreeing terms on which NAB would be prepared to offer to provide, fund or maintain all _or any of the Facilities.

(b} If agreement is reached, the Obligors must do all acts and execute all documents as NAB requires to document, or to protect, preserve or secure NAB's rights and interests under, such agreement.

(c)

If agreement is not reached within the Negotiation Period or if (in the opinion of NAB) any of the Obligors does not do all acts and execute all documents as NAB requires to document, or to protect, preserve or secure for NAB's rights and interests under, any agreement, NAB may by giving written notice to the Borrowers:

(i} cancel the whole or any part of a Facility whereupon it will be immediately cancelled; and

(ii} declare that all or any part of the Amount Owing is due and payable whereupon it will be due and payable within the Mandatory Prepayment Period.

(d} If the Borrowers fail to prepay all amounts payable under clause (c) within the Mandatory Prepayment Period, that failure will constitute an Event of Default and NAB may exercise any of its rights set out in clause 11.2 (Consequences of an Event of Default)

15.
OPEN TREASURY TRANSACTIONS

If any Facility is terminated or cancelled in full or in part or if any part of the Balance Owing in respect of any Facility is permanently prepaid or repaid or if any part of the Balance Owing in respect of any Facility becomes repayable before its stated maturity date for any reason and if at that time there are any treasury related transactions in existence between NAB and any Borrower (Open Positions) then:

(a} NAB may close out the Open Positions, by entering into opposite positions for the balance of the unexpired term, or by such other means as may be usual in the relevant market, and any such close out must be at market rates prevailing at the time;

(b} any Costs incurred by NAB in closing out Open Positions under clause (a) must be paid by the relevant Borrower to NAB immediately upon demand by NAB;

(c} any gain derived by NAB in closing out Open Positions under clause (a) will be credited to the relevant Borrower and set off against the Amount Owing by the relevant Borrower; and

(d} NAB will give the relevant Borrower reasonable particulars of the manner of close out of the Open Positions and the basis of calculation of any amounts payable by or to the relevant Borrower arising from that close out.

16.
COSTS AND TAXES
16.1
Bank's Costs

Each Borrower r:nust pay to NAB immediately upon demand all Taxes and reasonable Costs paid or payable by NAB of any nature incurred by NAB in connection with:

(a)
the negotiation, preparation, execution, delivery, stamping, registration, completion, amendment, release and discharge of each Finance Document or the provision of any Drawing (whether payable directly or otherwise paid by NAB and regardless of the date on which it is due, payable and/or paid);

(b)
preparing, registering and maintaining any financing statement or financing change statement (each as defined in the PPSA) in relation to a Security Document, or taking any other action that in NAB's reasonable opinion is necessary under clause 1.6;

(c)
the consideration and grant of any request for consent, approval or waiver by NAB under any Finance Document regardless of whether or not NAB gives the consent, approval or waiver sought;

(d)
the preservation, exercise, enforcement or waiver of any power, right or remedy under any Finance Document, taking (or reasonably considering, preparing or attempting to take) any action in connection with any Finance Document or in connection with anything referred to in clause 23(d); and

(e)
any enquiry from an Agency involving an Obliger,

including:

(f)
all Costs and Taxes of any nature incurred in connection with the remuneration of any administrator or Controller or similar persons appointed by NAB or anything done by any such persons appointed; and
(g)

any administration costs of NAB in relation to the matters described in clause (c).

16.2
Obligors' Costs

Without prejudice to clauses 12(b) and 14.3(b), each Obligor will be responsible for all of its own costs and expenses in connection with the Finance Documents and the transactions contemplated by those documents.

17.
FEES

(a)
The Borrowers must pay to NAB the fees specified in the Schedule, at the times specified in the Schedule.

(b)
In addition to the fees set out in the Schedule, the Borrowers must pay to NAB the other fees specified in the Details, the Specific Conditions (or, if none, the separate terms and conditions applying to a Facility) and the Fees Guide, in the manner and at the times specified in those documents.

(c)
If a Balance Owing exceeds the relevant Facility Limit for any reason (even where NAB has approved the excess), fees may apply as detailed in the relevant Fees Guide.

(d)
Unless otherwise agreed, fees are not charged on a pro-rata basis and, once incurred, charged or paid (as the case may be) are non-refundable in whole or in part.

(e)
Fees that are payable when an event occurs may be debited when, or after, that event occurs and periodic fees (such as Service Fees) may be debited at any time during, or after, the period to which they relate.

18.
PAYMENTS

(a)
Subject to the Specific Conditions or, if no Specific Conditions apply, the separate terms and conditions applying to a Facility, all payments due by a Borrower to NAB must be made on the due date (or if no due date is specified, then on demand by NAB) unless such payment is due on a day that is not a Business Day in which case payment must be made on the next Business Day.

(b)
All payments must be made in The Borrower satisfies its obligation to immediately available cleared funds and pay only to the extent of the amount of without set-off or counter-claim, and be the due currency obtained from the free and clear of any deduction or conversion after deducting conversion withholding, unless required by law. costs.

(c)
If a deduction or. withholding is required (g) For the purposes of making payments by law, the relevant Borrower must: under this document, a day ends at 4

p.m. in Sydney.

(i)
make that deduction and/or

withholding, pay such amount in full 19. GST

to the appropriate Agency and

deliver to NAB a copy of the receipt (a) Unless otherwise specified, all amounts for the payment; and referred to in a Finance Document are exclusive of GST.

(ii)
increase its payment to NA(3 to an

amount which will result in NAB (b) If GST is or will be imposed on any receiving (after the deduction or Supply made by NAB under or in withholding) the full amount which it connection with a Finance Document to a would have received if no deduction Recipient, where any amount or or withholding had been required. consideration (consideration) payable or to be provided by the Recipient under the

(d)
All payments are payable in Dollars Finance Document in relation to that unless otherwise stated. Supply is exclusive of GST (GST-

exclusive consideration), NAB may:

(e)
If NAB receives or recovers an amount in

a currency other than that in which it is (i) increase the consideration payable due: by an additional amount on account of GST; or

(i)
NAB may convert the amount

received or recovered into the due (ii) otherwise recover from the currency (and if necessary convert Recipient an additional amount on through other currencies) on such account of GST. day and at such rates as NAB considers appropriate. NAB may (c) The additional amount on account of GST deduct from the amount it receives is to be calculated by multiplying the or recovers its usual costs in GST-exclusive consideration for the connection with the conversion; and relevant Taxable Supply by the GST rate prevailing at the time of the Taxable

(ii)
the Borrower satisfies its obligation Supply. to pay only to the extent of the amount of the due currency (d) NAB will issue the Recipient with a Tax obtained from the conversion after Invoice prior to seeking payment for the deducting conversion costs. relevant Supply.

(f) If NAB is debiting an amount from an account held by a Borrower, and that• amount is in a currency other than that of the account, NAB may:		(e) Each Recipient must pay NAB the amount of any loss or Costs incurred by NAB as a result of or in connection with NAB not receiving any additional amount on account of GST.
(i) convert the amount to be debited into the currency of the relevant	20.	INCREASED COSTS
account (and if necessary convert
through other currencies) on such day and at such rates as NAB considers appropriate; and		(a) Subject to clause (c), each Borrower must, immediately upon demand, pay the amount of any Increased Costs reasonably determined by NAB as
(ii) debit from that account the amount		required to compensate NAB or any of its
so converted, plus the costs of		Affiliates as a result of:
conversion.

(i)
the introduction of or any change in (or in the interpretation or application of) any law; or
(ii)
compliance with any law, made after the date of this document including any law with regard to capital adequacy, prudential limits, liquidity, reserve assets, banking or monetary controls or Tax.

(b)
In this document, Increased Costs

means:

(i)
a reduction in the rate of return from any Facility or on the overall capital (including as a result of any reduction in the rate of return on capital as more capital is required to be allocated) of NAB or any of its Affiliates;

(ii)
an additional or increased cost to NAB or any of its Affiliates of providing, funding or maintaining a Facility; or

(iii)
a reduction of any amount due and payable under any Finance Document,

which is incurred or suffered by NAB or any of its Affiliates to the extent attributable to NAB or any of its Affiliates funding or performing its obligations under any Finance Document.

(c)
Clause (a) does not apply to the extent any Increased Costs are compensated by the relevant Borrower under clause 18(c).

21.
ECONOMIC COSTS
21.1
When Economic Costs are payable

WARNING: Economic Costs can be high and may increase the amount owed. Borrowers can ask NAB at any time for an estimate of Economic Costs.

(a)
Economic Costs are potentially payable by the Borrowers for a Facility whenever an Economic Event occurs in relation to that Facility.

(b)
NAB will determine the amount of any Economic Costs payable in respect of the occurrence of an Economic Event and will notify the relevant Borrowers of the amount (if any) that is payable by them in accordance with NAB's calculation under clause 21.3. Borrowers must pay NAB the amount of any Economic Costs notified to them by NAB as payable by them under this clause 21. Borrowers must pay those notified Economic Costs immediately following their receipt of the notification of the Economic Costs payable.

21.2
Economic Events

An Economic Event is taken to have occurred if, at any time while a Yield Rate or an Interest Rate (other than a variable Interest Rate) applies to a Facility, a Facility Component, a Loan Account or a Drawing:

(a)
all or part of that Facility, Facility Component, Loan Account or Drawing is repaid early (even if NAB agrees to the early repayment being made};

(b)
that Facility, Facility Component, Loan Account or Drawing is re-priced by agreement from one fixed rate to another fixed rate or to another type of rate (such as a variable rate);

(c)
that Facility or a relevant Facility Limit or Component Limit is cancelled, reduced or not fully drawn for any reason at any time before the Expiry Date;

(d)
NAB is for any reason no longer obliged to accept, discount or endorse Bills under the Facility or a Bill is cancelled before its Maturity Date; or

(e)
if the Amount Owing becomes immediately due and payable following an Event of Default, or the Balance Owing otherwise becomes repayable, and NAB elects to treat it as an Economic Event;

except to the extent that this occurs:

(f)
for a Facility other than a Bill Facility, NAB Business Markets Facility or NAB Corporate Markets Loan - on the Repricing Date applicable to the Facility or Loan Account (as the case may be), or if that day is not a Business Day, on the next Business Day;

(g)
for a Bill Facility, NAB Business Markets Facility or NAB Corporate Markets Loan, in relation to the Floating Amount;•

(h} on the Expiry Date; or

(i)
in order to comply with the Amortisation Schedule (if any).

21.3
HowNAB calculates Economic Costs

NAB will determine Economic Costs by calculating a reasonable estimate of the Costs and losses incurred, or expected to be incurred, by NAB (including fees, charges and premiums) in connection with an Economic Event. The calculation of Economic Costs may incorporate the following:

(a)
in relation to a Facility other than a Bill Facility, NAB Business Markets Facility or NAB Corporate Markets Loan, Costs, representing the difference between NAB's cost of funds at the start of the relevant Fixed Rate Period or Pricing Period and NAB's cost of funds at the date of the Economic Event over the remainder of that period. This is then discounted back to the net present value at the rate equivalent to NAB's cost of funds at that date;

(b)
in relation to a Bill Facility, NAB Business Markets Facility or NAB Corporate Markets Loan, Costs and losses calculated by reference to the difference between:

(i} the interest rate used or applied by NAB when setting the Yield Rate or interest rate for the Facility or the relevant Facility Component; and

(ii)
the most applicable interest rate available to NAB at the date of the Economic Event, after having regard to the remaining term to maturity of the Facility.

The calculated Costs and losses are then discounted back to the net present value at the rate determined by NAB at that date; or

(c} the liquidation of deposits or other funds, or the termination or reversing of any swap or option agreement or other agreement or arrangement entered into by NAB (either generally in the course of NAB's business or specifically in connection with this document) to fund or maintain the Facility or to hedge, fix or limit NAB's effective cost of funding in relation to the Facility.

22.

CURRENCY INDEMNITY
22.1
Payments

Each Borrower indemnifies NAB against any Costs reasonably incurred by NAB as a result of a failure by an Obligor to pay any amount due under a Finance Document on its due date in accordance with the terms of that Finance Document or in the relevant currency.

22.2
Judgments and orders
(a)
Clause (b) applies if a judgment or order is given by any court or tribunal for the payment of any Amount Owing to NAB under a Facility, or for the payment of damages to NAB in respect of any breach of the terms of a Facility, where that judgment or order is expressed in a currency (the Judgment Currency) which is different from the currency expressed to be payable under this document in relation to the Facility (the Relevant Foreign Currency).

(b)
Each Borrower indemnifies NAB against any deficiency in the amounts received by NAB arising or resulting from any variation between:

(i)
the rate of exchange at which the Relevant Foreign Currency is converted into the Judgment Currency (whether through other currencies or not) for the purpose of the judgment or order; and

(ii)
the rate of exchange at which NAB is able to purchase the Relevant Foreign Currency with the Judgment Currency (whether through other currencies or not) at the time of its receipt by NAB.

23.
OTHER INDEMNITIES

Each Borrower indemnifies NAB against, and must pay NAB on demand, any Costs and Taxes reasonably incurred or suffered by NAB as a result of:

(a)
NAB investigating any event or circumstance which it reasonably believes is a Default, a Review Event or a Change of Control;

(b)
the occurrence of any Default, Review Event or Change of Control;

(c) information produced or approved by or	25.	LIABILITY FOR REGULATORY EVENTS
on behalf of an Obligor or any other
member of a Group under or in connection with any Finance Document or the transactions contemplated by any Finance Document being or being alleged to be misleading or deceptive in any		(a) From time to time, the Services may be interrupted, prevented, delayed or otherwise adversely affected by a Regulatory Event.
respect;		(b) To the extent permitted by law:

(d)
any enquiry, investigation, subpoena (or (i) NAB is not liable for any loss or similar order) or litigation with respect to expense suffered or incurred by an any Obligor or with respect to the Obligor or any other person if an transactions contemplated under any event described in clause (a)

Finance Document; occurs, irrespective of the nature or cause of that loss, and NAB has no

(e)
NAB acting or relying on any notice, obligation to contest any Regulatory request or instruction (whether in Event or to mitigate its impact on an electronic form or otherwise) which it Obliger or NAB; and reasonably believes to be genuine,

correct and appropriately authorised; (ii) each Obligor releases NAB from all liability in connection with any loss

(f)
any indemnity NAB gives a Controller or incurred by an Obliger or any other administrator of any Obligor; and person if an event described in clause (a) occurs.

(g)
NAB terminating, reversing or varying any

agreement, arrangement or transaction (c) To the extent that NAB's liability cannot entered into to hedge, fix or limit its be excluded, NAB's liability is limited to effective cost of providing, funding or the cost of having the Service supplied maintaining a Facility. again.

24.
SET-OFF (d) NAB may use and disclose to any other financial institution or Agency, any
(a)
NAB may, at any time without any information about any Obligor, or any demand or notice, combine, consolidate Affiliate of any Obligor, or the Facilities or or merge for any accounts of a the Services, for any purpose which NAB, Borrower or a Cross-Guarantor and may or any other financial institution, also set off any amounts payable by that considers appropriate or necessary in person under this document against any connection with any Regulatory Event or credit balance in those accounts. the Facilities or the Services and this may result in information being transmitted

(b)
Each Borrower and each Cross- overseas.

Guarantor irrevocably authorises NAB to

do anything necessary for the purpose set (e) Each Obliger agrees to provide out in clause (a) including redeeming information to NAB about it, the Facilities, and/or appropriating all or any part of any the Services or any person connected account, deposit or other arrangement with it or the Facilities or the Services on between NAB and that Borrower or request, and to promptly procure any Cross-Guarantor under which NAB may consents NAB requires to give effect to be indebted to that Borrower or Cross- clause (d).

Guarantor, even if the balance on any

such account and the amounts payable 26. ANTI-MONEY LAUNDERING under this document are not expressed in

the same currencies. (a) NAB may delay, block or refuse to process any payment or other transaction

(c)
NAB may make any currency conversion without incurring any liability if NAB it considers necessary or desirable for the knows or reasonably suspects that the purpose set out in clause (a) and clauses transaction or the application of its 18(e) and 18(f) will apply in relation to any proceeds will:

such conversion.

(i)
breach, or cause NAB to breach, any applicable laws or regulations of any jurisdiction (including any sanctions); or

(ii)
allow the imposition of any penalty on NAB or its Affiliates under any such law or regulation,

including where the transaction or the application of its proceeds involves any entity or activity the subject of any applicable sanctions of any jurisdiction binding on NAB or its Affiliate, or the direct or indirect proceeds of unlawful activity.

(b)
Each Obligor must provide all information to NAB promptly which NAB reasonably requires in order to manage its money laundering, terrorism financing or economic and trade sanctions risk or to comply with any·1aws or regulations in Australia or any other country. Each Obligor agrees that NAB may disclose any information concerning the Obligor to any Agency where required by any such law or regulation in Australia or elsewhere.

(c)
Each Obligor undertakes to exercise its rights and perform its obligations under the Finance Documents in accordance with all applicable laws or regulations relating to anti-money laundering, counter-terrorism financing or sanctions.
27.
GUARANTEE AND INDEMNITY
27.1
Guarantee and indemnity

Each Cross-Guarantor irrevocably and unconditionally jointly and severally:

(a)
guarantees to NAB punctual performance by each Obligor of all that Obligor's obligations under the Finance Documents;

(b)
undertakes with NAB that:

(i)
whenever an Obligor does not pay any amount when due under or in • connection with any Finance Document (or anything which would have been due if the Finance • Document or the amount was enforceable, valid and not illegal), immediately on demand by NAB that Cross-Guarantor shall pay that amount as if it was the principal obligor; and

(ii)
if an Ipso Facto Event has occurred then that Cross-Guarantor shall immediately on demand by NAB pay all Drawings, accrued interest and Amount Owing as if it was the principal obligor; and

(c)
indemnifies NAB immediately on demand against any cost, loss or liability suffered by NAB if any obligation guaranteed by it (or anything which would have been an obligation guaranteed by it if not unenforceable, invalid or illegal) is or becomes unenforceable, invalid or illegal. The amount of the cost, loss or liability shall be equal to the amount which NAB would otherwise have been entitled to recover.

Each of paragraphs (a), (b)(i), (b)(ii) and (c) is a separate obligation. None is limited by reference to the other.

27.2
Continuing guarantee

This guarantee, undertaking and indemnity is a continuing guarantee, undertaking and indemnity and will extend° to the ultimate . balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

27.3
Reinstatement

If any payment to or any discharge, release or arrangement given or entered into by NAB (whether in respect of the obligations of any Obliger or any security for those obligations or otherwise) is avoided or reduced for any reason (including as a result of insolvency, breach of fiduciary or statutory duties or any similar event):

(a)
the liability of each Obligor shall continue and any such security shall be reinstated as if the payment, discharge, avoidance or reduction had not occurred; and

(b)
NAB is entitled to recover the value or amount of that security or payment from each Obliger as if the payment, discharge, avoidance or reduction had not occurred.

27.4
Waiver of defenses

The obligations of each Cross-Guarantor under this clause will not be affected by an act, omission, matter or thing which, but for this clause, would reduce, release or prejudice any of its obligations under this clause (without limitation and whether or not known to it or NAB) including:

(a)
any time, waiver or other concession or consent granted to, or composition with, any Obliger or other person;

(b)
the release or resignation of any other Obliger or any other person;

(c)
any composition or arrangement with any creditor of any Obliger or other person;

(d)
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, execute, take up or enforce, any rights against, or security over assets of, any Obliger or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realize the full value of any security;

(e)
any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obliger or any other person;

(f)
any amendment, novation, supplement, extension, reinstatement or replacement of a Finance Document or any other document or security (however fundamental and whether or not more onerous) including any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document;

(g)
any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security;

(h)
any set off, combination of accounts or counterclaim;

(i)
any insolvency or similar proceedings; or

0) this document or any other Finance Document not being executed by or binding against any other Obliger or any other party.

References in clause 27.1 to obligations of an Obliger or amounts "due will include what would have been obligations or amounts due but for any of the above, as well as obligations and amounts due which result from any of the above. •

27.5
Immediate recourse
•
Each Cross-Guarantor waives any right it may have of first requiring NAB to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Cross-Guarantor under this clause. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.
27.6
Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, NAB may:

(a)
refrain from applying or enforcing any other moneys, security or rights held or received or recovered (by set-off or otherwise) by NAB (or any trustee or agent on its behalf) in respect of those amounts, or appropriate apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Cross Guarantor shall be entitled to the benefit of the same; and

(b)
without limiting paragraph (a), refrain from applying any moneys received or recovered (by set-off or otherwise) from any Cross-Guarantor on account of any Cross-Guarantor's liability under this clause in discharge of that liability or any other liability of an Obliger, and claim or prove against anyone in respect of the full amount owing by the Obligors.
27.7
Deferral of Cross-Guarantors' rights

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless NAB otherwise directs, no Cross-Guarantor will:

(a)
exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents:

(i)
to be indemnified by an Obligor;

(ii)
to claim any contribution from any other guarantor of or provider of security for any Obligor's obligations under the Finance Documents;

(iii)
to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of NAB under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by NAB;

(iv)
to bring legal or other proceedings for an order requiring any Obligor to make any .payment, or perform any 9bligation, in respect of which any Cross-Guarantor has given a guarantee, undertaking or indemnity under clause 27.1; or

(v)
to exercise any right of set off against any Obligor;

(b)
in any form of administration of an Obligor (including liquidation, winding up, bankruptcy, voluntary administration, dissolution or receivership or any analogous process) prove for or claim, or exercise any vote or other rights in respect of, any indebtedness of any nature owed to it by the Obligor.

27.8
Trust

If, in any form of administration of an Obligor (including liquidation, winding up, bankruptcy, voluntary administration, dissolution or receivership or any analogous process), a Cross-Guarantor receives any sum in respect of any indebtedness of any nature owed to it by the Obligor, it will hold on trust for NAB so much of that sum as does not exceed the amount which may be or become payable to NAB under or in connection with the Finance Documents. It will promptly pay it to NAB.

27.9
Additional security

This guarantee, undertaking and indemnity is in addition to and is not in any way prejudiced by any other guarantee, undertaking and indemnity or security now or subsequently held by NAB.

28.

POWER OF ATTORNEY

(a)
Each Obligor (for consideration received) irrevocably appoints NAB and each authorised officer or Controller appointed by NAB (each an Attorney) severally as its attorney for the purposes set out in clause (b).

(b)
In addition to doing anything which in the reasonable opinion of an Attorney is necessary or expedient for securing or perfecting this document and any Encumbrance created under a Security Document at anytime, the Attorney may, after the occurrence of an Event of Default, do any of the following:

(i)
execute and deliver all documents: and

(ii)
do all things,

which are necessary or desirable to give effect to each Finance Document or a transaction contemplated by a Finance Document.

(c)
The Attorney may for the purposes of clause (b), appoint or remove any' substitute or delegate or sub-attorney.

(d)
Each Obligor agrees to ratify anything done by its Attorney for the purposes of clause (b).

29.
ASSIGNMENT AND CHANGES TO THE OBLIGORS
29.1
Assignments and transfers by NAB

(a)
NAB may assign any of its rights or novate, sub-participate, sell-down or transfer by whatever form or otherwise deal with any or all of its rights and obligations under any Finance Document without the consent of, or notice to, any Obligor.

(b)
In order to facilitate any such dealing, NAB may (but is not obliged to), from time to time, separate and sever any of its rights (or any part of any of its rights) described in a notice given by NAB to the Obligors from its other rights and obligations under any Finance Document.

Any such notice is effective from the time of delivery so that

(i)
the rights and obligations described in the notice are independent from, and may be assigned (including at law), novated, sub-participated, sold-down, transferred or otherwise dealt with separately from, any other rights and obligations of NAB under that Finance Document;

(ii)
the rights and obligations described in the notice may be exercised differently from any other rights and obligations of NAB under that Finance Document; and

(iii)
the Amount Owing in respect of those rights may be calculated separately from the other Amount Owing.

29.2
Assignments and transfers by Obligors

No Obligor may assign its rights or novate its obligations or otherwise deal with its rights and obligations under any Finance Document without NAB's prior written consent.

29.3
Additional Borrowers
(a)
A Borrower may request that any of its wholly-owned Subsidiaries becomes an Additional Borrower. That Subsidiary may become an Additional Borrower only if:

(i)
NAB approves the addition of that Subsidiary;

(ii)
the Borrower delivers to NAB an Accession Letter, duly completed and executed by the Borrower and the Subsidiary, whereby the Subsidiary accedes as both an Additional Borrower and (unless the Subsidiary is already a Cross Guarantor) an Additional Cross Guarantor;

(iii)
the Borrower confirms that no Default is continuing or would occur as a result of that Subsidiary becoming an Additional Borrower; and

(iv)
NAB has received all of the documents and other evidence listed in Annexure 6 (Conditions precedent required to be delivered by an Additional Obligor) in relation to that Additional Borrower, each in form and substance satisfactory to NAB.

(b)
If NAB accepts and executes the Accession Letter and notifies the Borrower, the subsidiary becomes an Additional Borrower with effect on and from the date specified in the Accession Letter and is bound by the terms of this document.
29.4
Additional Cross-Guarantors

(a)
A Borrower may request that any of its wholly-owned Subsidiaries becomes an Additional Cross-Guarantor. That Subsidiary may become an Additional Cross-Guarantor only if:

(i)
NAB approves the addition of that Subsidiary;

(ii)
the Borrower delivers to NAB a duly completed and executed Accession Letter executed as a deed by the Borrower and the Subsidiary whereby the Subsidiary accedes as an Additional Cross-Guarantor; and

(iii)
NAB has received all of the documents and other evidence listed in Annexure 6 (Conditions precedent required to be delivered by an Additional Obligor) in relation to that Additional Cross-Guarantor, each in form and substance satisfactory to NAB.

(b)
If NAB accepts and executes the Accession Letter and notifies the Borrower, the Subsidiary becomes an Additional Cross-Guarantor with effect on and from the date specified in the Accession Letter and is bound by the terms of this document.

29.5
Additional Security Providers
(a)
A Borrower may request that a person becomes an Additional Security Provider. That person shall become an Additional Security Provider if:

(i)
NAB approves the addition of that person;

(ii)
the Borrower delivers to NAB a duly completed and executed Accession Letter executed as a deed by the Borrower and the person whereby the person accedes as an Additional Security Provider; and

(iii)
NAB has received all of the documents and other evidence listed Annexure 6 (Conditions precedent required to be delivered by an Additional Obligor) in relation to that Additional Security Provider, each in form and substance satisfactory to NAB.

(b} If NAB accepts and executes the Accession Letter and notifies the Borrower, the person becomes an Additional Security Provider with effect on and from the date specified in the Accession Letter and is bound by the terms of this document.

29.6
Resignation of a Cross-Guarantor
(a)
A Borrower may request that a Cross Guarantor ceases to be a Cross Guarantor by delivering to NAB a duly completed and executed Resignation Letter.

(b)
If NAB (acting reasonably having regard to its legitimate commercial interests) accepts and executes the Resignation Letter and notifies the Borrower of its acceptance of the Resignation Letter, the Cross-Guarantor shall cease to be a Cross-Guarantor with effect on and from the date specified in the Resignation Letter and shall have no further rights or obligations as a Cross-Guarantor under the Finance Documents.

29.7
Resignation of a Security Provider
(a)
A Borrower may request that a Security Provider ceases to be a Security Provider by delivering to NAB a duly completed and executed Resignation Letter.

(b} If NAB (in its absolute discretion) accepts and executes the Resignation Letter and notifies the Borrower of its acceptance of the Resignation Letter, the Security Provider shall cease to be a Security Provider with effect on and from the date specified in the Resignation Letter and shall have no further rights or obligations as a Security Provider under the Finance Documents.

29.8
Repetition of representations

Delivery of an Accession Letter constitutes confirmation by the proposed Additional Obligor that the representations and warranties in this document are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

29.9
Accession Letters and Resignation Letters

For each Accession Letter or Resignation Letter, each Obligor for valuable consideration irrevocably appoints each Borrower to execute the Accession Letter or Resignation Letter on its behalf.

30.
CONFIDENTIALITY

(a) Each party agrees that no party will disclose to an Interested Person, or any other person at the request of an Interested Person, any information of the kind described in section 275(1) of the PPSA unless allowed or required by law.

(b} Each Obligor agrees that it will not authorize the disclosure of any information of the kind described in section 275(1) of the PPSA.

(c) Each party agrees not to disclose information provided by the other party '(including the existence or contents of this document) except:

(i)
to officers, employees, legal and other advisers and auditors of an Obligor, NAB or a Receiver;

(ii)
with the consent of the other party (who must not unreasonably withhold their consent);

(iii)
if required by any stock exchange or if allowed or required by law;

(iv)
by NAB under clause 25 (liability for Regulatory Events) or in relation the exercise of its rights under clause 29.1(a) (Assignments and transfers by NAB);

(v)
by NAB to any Related Entity of NAB or an Obligor;

(vi)
by NAB to any assignee of NAB's rights under this document or any other arrangement (including a request, bill of exchange, agreement, guarantee or an Encumbrance) under which obligations are or could in the future for the purpose) by any electronic method approved by NAB for a specific purpose from time to time.

(c)
Any communication or notice from NAB to an Obliger, may be:

be owed to NAB provided the receiving party is bound by an obligation of confidentiality;

(vii)
by NAB to any person in connection with NAB exercising rights or dealing with rights or obligations including preparatory steps such as negotiating with any potential assignee of NAB's rights or other

(i)

. (ii)

given by making it available at NAB's website and notifying the Obliger that the information is available electronically (including by SMS or email); or

given by other electronic method or by making it available on a service provided by NAB.

person who is considering contracting (directly or indirectly) with NAB or a Receiver in connection with this document, or anyone who invests in or otherwise finances or administers such a transaction, provided the receiving party is bound by an obligation of confidentiality;

(viii)
by NAB for the purpose of registering and maintaining any financing statement or financing change statement (each as defined in the PPSA) relating to NAB's Security Documents; or

(ix)
by NAB to any Obliger or person NAB believes may become an Obliger, provided that the prohibition

Obligors may withdraw their agreement to receive notices by electronic means by giving NAB notice.

(d)
The address, email address, mobile telephone number and the department or officer for whose attention the communication is to be marked is that identified in the Schedule or any substitute address, electronic address, email address or department or officer as an Obliger may notify to NAB (or NAB may notify to the Obligors, if a change is made by NAB) by not less than 5 Business Days' prior written notice.

(e)
Unless a later time is specified in the communication, a communication will take effect from the earlier of:

(d)

under clause (a) or (b) is absolute and therefore none of the exceptions in this clause (c) apply to a disclosure under clause (a) or (b).

NAB agrees that each Borrower is providing its signed copy of this document

(i)

(ii)

the time it is actually received; and

except in the case of a communication to NAB, the time it is deemed to be received under clause (f).

on the condition that NAB complies with its obligations of confidentiality under clauses (a) and (c) above.

(f}

Subject to clause (g), any communication or notification will be deemed to be received:

31.
COMMUNICATIONS AND NOTICES

(a)
Any communication or notice made under or in connection with any Finance Document must be made in legible writing in English and, unless otherwise stated, may be delivered by post or email.

(b)
Any communication or notices (including a Drawdown Notice) under this document may be submitted by an Authorised Officer of an Obliger (or other person authorised by or on behalf of the Obliger

(i)

(ii)

if left at the recipient's address, at the time left at the relevant address;

if sent electronically to a Borrower to an email address or if made available at NAB's website and notified to an Obliger under sub clause (c) or if sent by another electronic method, at the time it was sent or when it was posted on a service provided by NAB;

(iii)
if by way of post, 3 Business Days (or 7 Business Days if sent overseas) after being posted; or

(iv)
if a notice is given by publishing it, at the time the notice is first published,

unless delivery or receipt is on a day which is not a Business Day or is after 4:00 p.m. (addressee's time) in which case it will be deemed to be received at

:00 a.m. on the following Business Day.

(g)
Except in respect of a communication submitted under sub-clause (b), each communication to NAB:

(i)
must be addressed to the department or officer of NAB specified in accordance with (d); and

(ii)
where the Obligor is a company must be signed (either directly or with a digital image of their signature) by an Authorised Officer.

(h)
NAB may rely on any notice or communication from an Obligor, an Authorised Officer of an Obligor or any other authorised person referred to in sub-clause (b), or on any notice or communication that NAB believes in good faith is from any of those persons.

32.
ACCOUNTS AND CERTIFICATES

(a)
In any litigation, arbitration proceedings or other dispute resolution process arising out of or in connection with a Finance Document, the entries made in the accounts maintained by NAB are sufficient evidence of the matters to which they relate unless the contrary is proved.

(b)
Any certification or determination by NAB of an exchange rate, a rate of interest or any amount under any Finance Document is sufficient evidence of the matters to which it relates and any certification or determination by NAB of any other matter is sufficient evidence of the matters to which it relates unless and until it is established to be incorrect.

33.
ACCOUNTING FOR TRANSACTIONS

(a)
Each Borrower irrevocably authorises NAB to open such accounts as NAB reasonably determines to be necessary in connection with a Facility.

(b)
Each Borrower of a Facility irrevocably authorises NAB to debit from the Loan Account or Nominated Account for that Facility (if any) any amounts payable by the Borrower in relation to that Facility or account, including interest, Costs, Taxes, enforcement expenses and any amount payable under an indemnity, unless otherwise stated or agreed.

(c)
If a Borrower authorises NAB to debit any amount from an account or one of two or more accounts, NAB can debit that amount from that account (or if more than one account, from any account it chooses) even if it causes the account to become overdrawn. Alternatively, if there are insufficient cleared funds in that account, the Borrower authorises NAB to debit that amount from any account of the Borrower NAB decides, including an account NAB opens in the Borrower's name.

(d)
If this document does not state to which account an amount may be debited or credited, NAB may debit or credit that amount from any account (including, for the avoidance of doubt, any Loan Account or Nominated Account) of the Borrower NAB decides, including an account NAB opens in the Borrower's name.

(e)
Where NAB debits an account in the name of a Borrower, opened by:

(i)
the Borrower, the Borrower must pay NAB interest (including default interest if applicable) on any debit balance in accordance with the terms of that account;

(ii)
NAB, the Borrower must pay NAB interest on the overdrawn balance of that account (other than an overdraft account where the balance does not exceed the applicable Facility Limit) at the Default Interest Rate applying to the relevant Facility or, if there is none, in accordance with the terms normally applied by NAB to accounts of that type; or

(iii)
either the Borrower or NAB, and the amount debited is not otherwise payable in accordance with this document, the overdrawn balance of the account (taking into account any limit applicable to that account) is immediately payable by the Borrower when NAB asks. It is to the Borrower's benefit to pay this amount as soon as possible to minimize fees and interest (including default interest).

(f)
Unless otherwise provided, NAB may apply any payment under or in connection with this document towards satisfying obligations under this document as NAB . reasonably sees fit.

(g)
Where NAB is authorised to debit an amount from an account under this document, it can do so without prior notice.

34.
STATEMENTS OF ACCOUNT

(a)
Subject to clause (b), NAB will provide the Borrower with a statement of account at least every 3 months for each Facility that is a revolving facility (such as an overdraft facility) and at least every 6 months for other credit facilities.

(b)
If NAB is not required by law to provide the Borrower with a statement, it may choose not to do so.

35.
BANKING CODE OF PRACTICE

Each Borrower represents and warrants to NAB that either:

(a)
it (or where it is a member of a corporate group, the group) had an annual turnover of greater than $10 million in the previous financial year; or

(b)
it (or where it is a member of a corporate group, the group) has more than 100 full time equivalent employees; or

(c)
it has more than $5 million total debt to all credit providers including:

(i)
any undrawn amounts under existing loans;

(ii)
any loans provided under this agreement; and •

(iii)
the debt of all its related entities that are businesses; or

(ct) it is a company listed on the ASX or it is a government entity or it holds an Australian Financial Services License to be a responsible entity or to provide custodial or depository services,

and accordingly each Borrower acknowledges that the Banking Code of Practice does not apply to this agreement or the facilities being provided under it.

36, GENERAL PROVISIONS

36.1
Partial invalidity

If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of that or any other jurisdiction will in any way be affected or impaired.

36.2
No waiver

(a)
No failure to exercise, nor any delay in exercising, on the part of NAB, any right or remedy under a Finance Document will operate as a waiver, nor will any single or partial exercise of any right or remedy prevent any further exercise or the exercise of any other right or remedy.

(b)
The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

(c)
NAB need not resort to a right, power or Encumbrance under a Security Document before resorting to any other of them.

36.3
Amendments and waivers
(a)
Except as set out in clause (b), any term of a Finance Document may be amended or waived only in writing with the consent of NAB and the relevant Obligors and any such amendment or waiver will be binding on all parties.

(b)
NAB may, acting reasonably, vary the terms of this document unilaterally by giving written notice to the relevant Borrower, by way of publication on NAB's website and/or advertisement in the local or national press or by giving notice in accordance with any provision of this document that expressly contemplates or permits the terms of this document to be varied unilaterally, at any time:

(i)
to the extent NAB reasonably considers necessary to ensure compliance with relevant laws or to reflect NAB's systems capabilities, provided such variation does not, in the reasonable opinion of NAB, result in a material change to the nature of the Facilities; or

(ii)
to the extent that this document expressly contemplates or permits the terms of this document to be varied unilaterally.
36.4
Counterparts

Each Finance Document may be executed in any number of counterparts, and if so, the counterparts taken together constitute one and the same instrument.

36.5
Continuing indemnities

(a)
All indemnities and reimbursement obligations in each Finance Document are continuing and survive termination of the Finance Document.

(b)
Each such indemnity is an additional, separate and independent obligation of each Obligor and no one indemnity limits the general nature of any other indemnity.

36.6
Consents and waivers

Each Obligor will comply with all conditions in any consent or waiver NAB gives under or in connection with a Finance Document. NAB will act reasonably in all the circumstances and in its legitimate business interests in determining such conditions and requirements.

36.7
Discretion in exercising rights

NAB may exercise a right or remedy or give or refuse its consent under or in connection with a Finance Document reasonably after having regard to its legitimate business requirements.

36.8
No liability for loss

NAB is not liable to any Obligor for any loss, liability or Costs caused by the exercise or attempted exercise of, or failure to exercise, or delay in exercising, a right or remedy under or in connection with a Finance Document, where:

(a)
there is no breach of a legal duty of care owed by NAB or by any of NAB's employees or agents; or

(b)
such loss or damage is not a reasonably foreseeable result of any such breach.

36.9
Rights and obligations are unaffected

Rights given to NAB, and an Obligor's obligations, under or in connection with a Finance Document, are not affected by any act or omission or any other thing which might otherwise affect them under law or otherwise.

36.10
Inconsistent law

The Obligors may have statutory rights and protections available to them under Australian · laws, including laws to protect small businesses from unfair contract terms.

However, to the extent permitted by law, each Finance Document prevails to the extent it is inconsistent with any law.

36.11
Entire agreement

This document constitutes the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on the subject matter.

36.12
Telephone recording

Each Obligor consents to NAB recording any telephone conversations between it and NAB in relation to any Facility that are customarily recorded in the finance industry or where the Obligor is notified prior to the commencement of the telephone conversation and such recordings being used for training and quality purposes and in any arbitral or legal proceedings.

36.13
Reinstating avoided transaction

Each Obligor agrees that if a payment or other transaction relating to the Amount Owing is void, voidable, unenforceable or defective for any reason or a related claim is upheld, conceded or settled (each an Avoidance), then even though NAB knew or should have known of the Avoidance:

(a)
each right, power and remedy of NAB, and each Obligor's liability under each

Finance Document will be what it would have been, and will continue, as if the payment or transaction the subject of the Avoidance had not occurred; and

(b)
it will immediately execute and do anything necessary or reasonably required by NAB to restore NAB to its position immediately before the Avoidance (including reinstating any Finance Document) and procure that each relevant Obligor does so.

This clause 36.13 survives any termination or full or partial discharge or release of any Finance Document.

36.14
Reading down and severance
(a)
If any law making unfair contract terms void could apply to a term in this document, the following rules apply to interpreting that term:

(i)
If the law would make the term void because the term permits NAB to exercise a right or discretion in a way or to an extent that would cause detriment to an Obligor, the term shall be read down and construed so as not to permit NAB to exercise the right or discretion in such a way or to such an extent but otherwise the term shall be construed as permitting NAB to exercise the right or discretion in all ways and to any
•
extent consistent with the term.

(ii)
If the law would make the term void because the term imposed a particular amount for a fee or charge, the term shall be read down and construed as authorising the maximum amount for that fee or charge which would not cause the term to be void.

(iii)
If the law would make the term void because it authorised NAB to recover costs or losses or damages to be calculated by NAB in a specified way or in a way NAB chooses, the term shall be read down and construed as authorising NAB to recover the maximum reasonable costs, losses and damages to be calculated in a reasonable way that did not cause the term to be void.
(iv)

If, despite the application of rules (i),

(ii) and (iii) to the term, the law would make the term void, the term is to be read down and construed as if it were varied, to the minimum extent necessary, so that the term is not void.

,These reading-down rules apply before the following additional reading-down and severance provision:

(b)
If a provision of this document is void or voidable or unenforceable by NAB, but would not be void or voidable or unenforceable if it were read down, it shall be read down accordingly.

(c)
If, despite paragraph (b), a provision of this document is still void or voidable or unenforceable by NAB:

(i)
if the provision would not be void or voidable or unenforceable if a word or words were omitted therefrom, that word or those words (as the case may be) are severed; and

(ii)
in any other case, the whole provision is severed, and the remainder of this document has full force and effect.

37.
GOVERNING LAW AND JURISDICTION

(a)
.This document is governed by the laws of the Governing Law Jurisdiction.

(b)
Any court cases involving this document can be held in the courts of any state or territory of Australia with jurisdiction to consider matters related to this document. Each party submits to the non exclusive jurisdiction of the courts of that place.

38.
ACKNOWLEDGEMENT

Each Obligor acknowledges that, except as expressly set out in a Finance Document:

(a)
none of NAB or any of its advisers has given any representation or warranty or other assurance to.it in relation to any Finance Document or the transactions contemplated by any Finance Document, including as to Tax or other effects;

(b)
it has not relied on NAB or any of its advisers or on any conduct (including any recommendation) by NAB or any of its advisers;

(c)
it has had the opportunity to obtain its own independent financial, Tax and legal advice and has done so or has elected not to do so;

(d)
where an Obliger has granted a Security Document (including any Guarantee) in favour of NAB, each Security Document (including any Guarantee) is, and remains, in full force and effect and continues and extends to secure all present and future obligations of that Obliger to NAB in respect of the Facilities; and

(e)
if it gives NAB personal information about someone else, or directs someone else to give their personal information to NAB, it must show that person a copy of the Privacy Statement so that they understand the manner in which their personal information may be used or disclosed.

ANNEXURES

ANNEXURE 1: VERIFICATION CERTIFICATE VERIFICATION CERTIFICATE

To: National Australia Bank Limited (NAB) From: [insert name and ACN] (the Company) •

Dated: [insert date]

We, being [directors][a director and company secretary] of the Company [I, being the sole director of the Company] hereby certify as follows:

Except where otherwise defined, capitalised terms used in the Finance Agreement dated on or about the date of this certificate between the Company and NAB have the same meaning when used in this certificate.

1. SPECIMEN SIGNATURES

The following are the signatures of the persons appointed as Authorised Officers and attorneys of the Company for the purposes of the Finance Documents or who are otherwise authorised to . sign a Finance Document on behalf of the Company. •

Authorised Officers

Signature of Authorised Officer	Signature of Authorised Officer
Name: •	Name:
Title:
Attorneys

Signature of Attorney Signature of Attorney

Name: Name:

Title: Title:

2.
AUTHORISATIONS
(a)
Attached to this certificate marked "A" are true, complete and current copies of each [list Material Authorisations].
(b)
Other than the documents listed above, no other Authorisations are necessary for the Company to enter into, observe its obligations under, and perform the transactions contemplated by, each Finance Document to which it is expressed to be a party.
3.
SOLVENCY DECLARATION
(a)
As at the date of execution of each Finance Document the Company is solvent (as defined in section 95A(1) of the Corporations Act) and will not become insolvent (as defined in section 95A(2) of the Corporations Act) by entering into and complying with its obligations under each Finance Document.
(b)
The Company has at all times complied with its obligations under section 286 of the Corporations Act. •

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{c} To the best of our knowledge, no application or order has been made, no proceedings have been commenced, no resolutions have been passed or proposed in a notice of meeting and no other steps have been taken for:

{i} the winding up, dissolution or administration of the Company or of any Trust or Registered Scheme of which the Company acts as trustee or responsible entity, as the case may be; or

{ii} the Company entering into an arrangement, compromise or composition with or assignment of the benefit of its creditors or a class of them. •

4.
POWER OF ATTORNEY

Attached to this certificate marked "B" is [an original] [a true, complete and current copy] of a power of attorney which the Company is to use or has used to execute a Finance Document.

5.
FINANCIAL STATEMENTS

Attached to this certificate marked "C" is [a true, complete and current copy] of the most recent [insert details of Finance Statements] of the Company [and the Group].

6.
MATERIAL DOCUMENTS,,,

Attached to this certificate marked "D" are [true, complete and correct copies] of the following Material Documents:

[insert list]

To the extent that any of these Material Documents has been provided to NAB prior to the date of this certificate, we certify that the copies provided are true, up-to-date and complete.

MULTIPLE DIRECTORS

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Signature of director Name of director {print} Date

120

Signature of director/company secretary Name of director/company secretary (print) Date

121

SINGLE DIRECTOR

Signature of sole director and sole company secretary

Name of sole director and sole company secretary (print)

Date

122

ANNEXURE 2: COMPLIANCE CERTIFICATE COMPLIANCE CERTIFICATE

To: National Australia Bank Limited (NAB) From: [insert name and ACN] (the Company)

Dated: [insert date]

Finance Agreement dated [insert date] (the Agreement)

1.
We refer to the Agreement. This is a Compliance Certificate. Terms used in the Agreement shall have the same meaning in this Compliance Certificate unless given a different meaning in this Compliance Certificate.
2.
We confirm that [Insert details of covenants to be certified]
3.
[We confirm that no Default [or Review Event] is continuing.]*
•
If this statement cannot be made, the certificate should identify any Event of Default, Potential Event of Default or Review Event that is continuing and the steps, if any, being taken to remedy it.

MULTIPLE AUTHORISED OFFICERS

123

Signature of Authorised Officer Name (print)

Date

124

Signature of Authorised Officer Name (print)

Date

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ANNEXURE 3: DRAWDOWN NOTICE DRAWDOWN NOTICE

To: National Australia Bank Limited (NAB) From: [insert name and ACN] (the Company)

Dated: [insert date]

Finance Agreement dated [insert date] (the Agreement)

1.
We refer to the Agreement. This is a Drawdown Notice. Terms defined in the Agreement shall have the same meaning in this Drawdown Notice unless given a different meaning in this Drawdown Notice. • •

2.
[For facilities other than Bank Guarantee Facilities] We wish to make a Drawing on the following terms:

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Proposed Drawdown Date:

Facility for Drawing:

[Currency:] Amount: Interest Period:

127

] (or, if that is not a Business Day, the next Business Day)

[Insert details of Facility]

] or, if less, the Available Facility

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Proceeds to be [Account] credited to:

3.
[For Bank Guarantee Facilities] We request that the following Bank Guarantee(s) be prepared by NAB and made available for collection by [ourselves/the Beneficiary]:

129

Beneficiary: Agreement: Amount:

Termination Date:

130

[Name, ABN/ACN and address]

$[ ]

[ ]

131

We acknowledge that the Bank Guarantee(s) above will be issued under, and will be subject to the terms of, the Bank Guarantee Facility under the Agreement. NAB will continue to be indemnified in accordance with the terms of that Bank Guarantee Facility in respect of any amount it pays to a Beneficiary under the Bank Guarantee(s) requested.

4.
We confirm that each condition specified in Clause rl is satisfied on the date of this Drawdown Notice. [except as described in the notice dated[*] given to you, a copy of which is attached]

5.
The proceeds of this Drawing should be credited to [account].

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6.
This Drawdown Notice is irrevocable.

Yours faithfully

Authorised Officer

[Company on behalf of] [name of relevant Borrower]

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ANNEXURE 4: FORM OF ACCESSION LETTER

To: National Australia Bank Limited (NAB)

From: [Additional Obligor] and [Borrower] for itself and on behalf of each other person who is an Obligor at the date of this letter

Date: [insert date]

Finance Agreement dated [Insert date] (the Agreement)

We refer to the Finance Agreement. This is an Accession Letter. Terms used in the Finance Agreement shall have the same meaning in this Accession Letter unless given a different meaning in this Accession Letter.

[[Additional Obligor] agrees to become an Additional Borrower in respect of [all Facilities]/[specify relevant Facilities] and to be bound by the terms of the Finance Agreement as an Additional Borrower pursuant to Clause 29.3 (Additional Borrowers) of the Finance Agreement.]

[[Additional Obligor] agree s to become an Additional [Cross-Guarantor]/[Security Provider] and to be bound by the terms of the Finance Agreement as an Additional [Cross-Guarantor]/[Security Provider] pursuant to [Clause 29.4 (Additional Cross-Gua1antors}]l[Clause 29.5 (Additional Security Providers)] of the Finance Agreement.]

[Additional Obligor] agrees to do all things that are required under the Finance Agreement to be done in connection with becoming an Additional [Borrower]/ [Cross-Guarantor]/ [Additional Security Providers].

[Each of the following is specified as a Security Document for purposes of the Finance Agreement:

[Insert details of new Security Documents including Facilities to be secured]

The details for service of communications to [Additional Obligor] are as follows: Address:

Email:

Attention:

This Accession Letter is governed by the laws of Victoria. This Accession Letter may be executed in any number of counterparts and, if so, the counterparts taken together constitute one and the same instrument. ,

This Accession Letter is entered into as a deed.

[Borrower] [Additional Obligor]

This Accession Letter is accepted by NAB and the accession date is confirmed as [*].

134

Executed on behalf of National Australia Bank Limited by its Attorney who holds the position of ) Level Attorney under Power of Attorney dated

1 March 2007 in the presence of: )

Signature of Witness Signature of Attorney

Name of Witness (print) Name of Attorney

135

ANNEXURE 5: FORM OF RESIGNATION LETTER

To: National Australia Bank Limited (NAB)

From: [Resigning Obligor] and [Borrower] for itself and on behalf of each other person who is an Obliger at the date of this letter

Dated: [insert date]

Finance Agreement dated insert date] (1he Agreement)

1.
We refer to the Finance Agreement. This is a Resignation Letter. Terms used in the Finance Agreement shall have the same meaning in this Resignation Letter unless given a different meaning in this Resignation Letter.
2.
Pursuant to [Clause 29.6 (Resignation of a Cross-Guarantor)]I [Clause 29.7 (Resignation of a Security Provide/)], we request that [resigning Obligor] be released from its obligations as a [Cross Guarantor]/[Security Provider] under the Finance Agreement.
3.
This Resignation Letter is governed by the laws of Victoria. This Resignation Letter may be executed in any number of counterparts and, if so, the counterparts taken together constitute one and the same instrument.

136

[resigning Obligor]

By:

137

[Borrower]

138

This Resignation Letter is accepted by NAB and the resignation date is confirmed as [*]. Executed on behalf of National Australia Bank

Limited by its Attorney who holds the position of ) Level Attorney under Power of Attorney dated

1 March 2007 in the presence of: )

Signature of Witness Signature of Attorney

Name of Witness (print) Name of Attorney

139

ANNEXURE 6: CONDITIONS PRECEDENT REQUIRED TO BE DELIVERED BY AN ADDITIONAL OBLIGOR

(a)
(Accession Letter) An Accession Letter, duly executed by the Additional Obligor and the relevant Borrower.
(b)
(Security Documents) Any Security Document required by NAB, duly executed by the Additional Obligor.
(c)
(verification certificate) Where the Additional Obligor is a company, a Verification Certificate in relation to the Additional Obligor dated not earlier than 5 Business Days before the date of the Accession Letter.
(d)
(Client Identification Checks) All documents and other information that NAB requires to enable NAB to complete any Client Identification Checks.

(e)
(structure chart) An updated diagram showing the structure and ownership arrangements of each Group and the Obligors.

(f) (process agent appointment) Evidence of the acceptance of appointment of a process agent located in Australia for the Additional Obligor, if the Additional Obligor is incorporated or located outside Australia.

(g)
(enquiries and searches) The results of NAB's enquiries and searches.
(h)
(other information) Any other information or document which NAB reasonably requests from time to time.

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ANNEXURE 7: PRIVACY STATEMENT

This statement outlines the manner in which any Personal Information that will be or has been collected from and/or about you in connection with the Agreement (and any transactions contemplated under it) may be used and disclosed by the parties described in this statement

In this statement:

Affilia18 means a related body corporate of NAB.

Agreement means this document.

Personal Information means information or an opinion about an identified individual or an individual who is reasonably identifiable.

You includes any person who is an employee of or holds office in an Obligor.

1.
Purpose of collection of Personal Information

NAB may collect and use your Personal Information:

(a)
to provide and manage facilities offered to any Obligor under the Agreement including entering into a transfer, assignment, participation or other agreement in connection with the Facilities;
(b)
to identify you or any Obligor;
(c)
to comply with the Anti-Money Laundering and Counter-Terrorism Financing Act 2006 (Cth) or substantially similar laws and regulations in any jurisdiction;
(d)
to establish an Obligor's tax status under any Australian or foreign legislation, regulation or treaty or pursuant to an agreement with any tax authority;
(e)
to identify, prevent or investigate any actual or suspected fraud, unlawful activity or misconduct;

(ij to consider any concerns or complaints raised by an Obligor against NAB and for to manage any legal action involving NAB; and

(g)
as required by relevant laws, regulations, codes of practice and external payment systems in any jurisdiction.

NAB may collect your Personal Information not only directly from you but also from third parties such as any Obligor.

2.
Disclosure of Personal Information

NAB may disclose Personal Information to:

(a) any Affiliate of NAB;

141

(b)

(c)

(d)

(e) (ij (g)

142

regulatory bodies, government agencies, Jaw enforcement bodies and courts;

participants in payments-systems (including payment organizations and merchants) and other financial institutions;

an Obligor's legal representatives or anyone else acting for an Obligor in connection with the Facilities; any provider of a guarantee or other credit support for the Obligors' obligations to NAB;

parties to whom NAB is authorised or required by law or court tribunal order to disclose information;

any professional advisors or service providers of NAB who are under a duty of confidentiality to keep such information confidential;

143

(h)
any person with whom NAB may enter into a transfer, assignment, participation or other agreement in connection with the Facilities.
3.
Consequence of failure ID provide Personal Information

If an Obligor does not provide NAB with some or all of the Personal Information requested, NAB may be unable to provide the Obligors with any product or service.

4.
Disclosure of Personal Information ID oven; as recipients

In collecting and using your Personal Information and making the disclosures described in clauses 1 and 2, NAB may disclose information to recipients located outside Australia, including recipients who are not established in or not trying on business in Australia. This may include (but is not limited to) recipients in countries named in NAB's privacy policy.

5.
Privacy policies

The privacy policy of NAB is available on its website. Each privacy policy contains information about the way you may access and seek correction of your Personal Information and how to make a privacy related complaint.

144